File No. 333-101231

File No. 811-21254

Securities and Exchange Commission

Washington, D.C. 20549

Form N-4

REGISTRATION STATEMENT

UNDER

THE SECURITIES ACT OF 1933

Pre-Effective Amendment No.

Post-Effective Amendment No. 20

and/or

REGISTRATION STATEMENT

UNDER

THE INVESTMENT COMPANY ACT OF 1940

Amendment No. 21

WOODMENLIFE VARIABLE ANNUITY ACCOUNT

(Exact Name of Registrant)

WOODMEN OF THE WORLD LIFE INSURANCE SOCIETY

(Name of Depositor)

1700 Farnam St.

Omaha, NE 68102

(Address of the Depositor’s Principal Executive Office)

1-877-664-3332

(Depositor’s Telephone Number, including Area Code)

Matthew E. Ellis, Esq.

1700 Farnam St.

Omaha, Nebraska 68102

402-271-7223

(Name and Address of Agent for Service of Process)

Copy to:

Mary Jane Wilson-Bilik, Esq.

Eversheds Sutherland (US) LLP

700 Sixth St., NW, Suite 700

Washington, DC 20001-3980

202-383-0660

It is proposed that this filing will become effective (check appropriate box):

☐	immediately upon filing pursuant to paragraph (b) of Rule 485
☒	on May 1, 2019 pursuant to paragraph (b) of Rule 485
☐	60 days after filing pursuant to paragraph (a) (1) of Rule 485
☐	on (date) pursuant to paragraph (a) (1) of Rule 485

Securities being offered: Individual Flexible Premium Deferred Variable Annuity Certificates

WOODMENLIFE VARIABLE ANNUITY ACCOUNT

INDIVIDUAL FLEXIBLE PREMIUM DEFERRED VARIABLE ANNUITY CERTIFICATE

WOODMENLIFE VARIABLE ANNUITY

PROSPECTUS

May 1, 2019

Please direct transaction requests, claim forms, payments and other correspondence and notices as follows

Transaction Type	Direct or Send to
Telephone Transaction	1-877-664-3332
All payments made by check, and all claims, correspondence and notices	WoodmenLife, 1700 Farnam Street, Omaha, NE 68102

For—The Individual Flexible Premium Deferred Variable Annuity Certificate issued by Woodmen of the World Life Insurance Society, a fraternal benefit society (“WoodmenLife”).

The Certificate is intended for long-term investment purposes. You bear investment risk that could include loss of principal, and investment returns are not guaranteed. The Certificate provides a free look period of at least ten (10) days during which you may cancel the Certificate without penalty or surrender charges.

The Certificate owner (“you” or “your”) may allocate investments to a fixed account, an account that provides a specified rate of interest, and/or to subaccounts of the WoodmenLife Variable Annuity Account, each of which invests in one of the following funds:

AMERICAN FUNDS INSURANCE SERIES

Global Growth Fund, Class 2

Global Small Capitalization Fund, Class 2

Growth Fund, Class 2

Global Growth and Income Fund, Class 2

Growth-Income Fund, Class 2

International Growth and Income Fund, Class 2

Asset Allocation Fund, Class 2

FIDELITY® VARIABLE INSURANCE PRODUCTS

Fidelity® VIP ContrafundSM Portfolio, Service Class

Fidelity® VIP Equity-Income PortfolioSM, Service Class

Fidelity® VIP Growth Portfolio, Service Class

Fidelity® VIP Growth & Income Portfolio, Service Class

Fidelity® VIP Government Money Market Portfolio, Service Class

Fidelity® VIP Overseas Portfolio, Service Class

CALVERT VARIABLE PRODUCTS, INC.

Calvert VP S&P 500 Index Portfolio

Calvert VP S&P MidCap 400 Index Portfolio, Class I

Calvert VP Russell 2000 Small Cap Index Portfolio, Class I

Calvert VP Nasdaq100 Index Portfolio, Class I

Calvert VP Investment Grade Bond Index Portfolio, Class I

Prospectus 1

Calvert VP EAFE International Index Portfolio, Class I

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

Franklin Income VIP Fund, Class 2

Franklin Mutual Global Discovery VIP Fund, Class 2

Franklin Rising Dividends VIP Fund, Class 2

Franklin Strategic Income VIP Fund, Class 2

Templeton Global Bond VIP Fund, Class 2

PIMCO VARIABLE INSURANCE TRUST

PIMCO Real Return Portfolio Administrative Class

PIMCO Low Duration Portfolio Administrative Class

The accompanying prospectuses for each of the above describe their investment objectives and risks.

Beginning January 1, 2021, we will no longer send you paper copies of shareholder reports for the investment options available under the Certificate (“Reports”) unless you specifically request paper copies from us or from your Woodmen Financial Services, Inc. Instead, Reports will be available on a website, and we will notify you by mail each time a Report is posted. The notice will provide the website links to access the Reports as well as instructions for requesting paper copies. If you wish to continue receiving your Reports in paper free of charge from us, please [call 1-877-664-3332]. Your election to receive the Reports in paper will apply to all investment options available under your Certificate.

If you have already elected to receive the Reports electronically, you will not be affected by this change and need not take any action. If you wish to receive the Reports and other SEC disclosure documents from us electronically, please contact us at [1-877-664-3332] or [by writing WoodmenLife at its Home Office].

WHY YOU SHOULD READ AND KEEP THIS PROSPECTUS.

This prospectus describes the variable account and the Certificate and contains information you should know before you purchase a Certificate. Please read this prospectus carefully and keep it for future reference. More information about WoodmenLife, the variable account and this Certificate is available in the Statement of Additional Information (SAI) dated May 1, 2019. The SAI was filed with the Securities and Exchange Commission (SEC) and is incorporated by reference into this prospectus. The SEC maintains a web site (http://www.sec.gov) that contains the SAI, material incorporated by reference and other information regarding registrants that file electronically with the SEC. A copy of the SAI may also be obtained without charge by calling 1-877-664-3332 or by writing WoodmenLife at its Home Office at 1700 Farnam Street, Omaha, NE 68102. A table of contents for the SAI appears at the end of this prospectus. For each investment selection, you also should receive separate prospectuses. Please read them carefully and keep them for future reference.

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION NOR HAS THE COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

This prospectus does not constitute an offering in any state in which such offering may not lawfully be made. You should rely only on the information contained in this document or that we have referred you to. We have not authorized anyone to provide you with information that is different.

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Prospectus 3

TABLE OF CONTENTS

(continued)

Prospectus 4

FOR PURPOSES OF THIS PROSPECTUS, “WOODMENLIFE,” “WE,” “US” OR “OUR” MEANS WOODMEN OF THE WORLD LIFE INSURANCE SOCIETY, A FRATERNAL BENEFIT SOCIETY. “YOU” AND “YOUR” REFER TO THE OWNER(S) OF THE CERTIFICATE.

DEFINITIONS

Account: WoodmenLife Variable Annuity Account, a separate investment account established under Nebraska law. The account is registered with the SEC as a unit investment trust pursuant to the Investment Company Act of 1940, as amended. This is also called the variable account.

Accumulated Value: The accumulated value at any time before the annuity starting date is equal to the sum of the variable account value and the fixed account value.

Annuitant: The person whose life determines the annuity benefits payable under the Certificate and whose death will result in payment of the Death Benefit. The annuitant is the benefit member of the fraternal benefit society.

Annuity Starting Date: The date on which the annuity payments are to begin. After the first Certificate Anniversary, the owner may change the annuity starting date as desired. You may not defer the annuity starting date beyond the first of the month after the Certificate Anniversary on or following the annuitant’s 95th birthday.

Beneficiary: The person (or persons) to whom we pay the death proceeds, i.e., the Death Benefit or Surrender Value, upon the death of the annuitant or owner, respectively.

Business Day: Each day the New York Stock Exchange is open for trading except:(1) any period when the SEC determines that an emergency exists which makes it impracticable for a Fund to dispose of its securities or to fairly determine the value of its net assets; or (2) such other periods as the SEC may permit for the protection of security holders of a Fund. The New York Stock Exchange is regularly closed on Saturdays and Sundays and on New Year’s Day, Martin Luther King Jr. Day, Presidents’ Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving and Christmas. If one of these holidays falls on a Saturday or Sunday, the exchange will be closed on the preceding Friday or the following Monday, respectively (see “Valuation Date”).

Certificate: The Individual Flexible Premium Deferred Variable Annuity Certificate we offer through this prospectus, including any endorsements or additional benefit riders or agreements, and our Articles of Incorporation, Constitution and Laws that are in force on the Effective Date.

Certificate Anniversary: The same calendar date in each Certificate Year as the Effective Date.

Certificate Year: The 12-month period ending on the Certificate Anniversary.

The Code: The Internal Revenue Code of 1986, as amended.

Death Benefit: The amount we pay upon the death of the annuitant.

Due Proof of Death: Satisfactory documentation provided to us establishing proof of death. This documentation may include a certified copy of the death certificate; a certified copy of a court decree reciting a finding of death; or any other proof satisfactory to us.

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Effective Date: The date designated in your Certificate that benefits begin.

Fixed Account: Amounts allocated to the fixed account under the Certificate are part of our general account, which supports annuity and insurance obligations. Because of exemptive and exclusionary provisions, we have not registered interests in the fixed account under the Securities Act of 1933 nor have we registered the fixed account as an investment company under the Investment Company Act of 1940. The SEC has not reviewed the disclosure relating to the fixed account. However, disclosures regarding the fixed account may be subject to certain generally applicable provisions of the federal securities laws relating to the accuracy and completeness of statements in prospectuses.

Funds: The mutual funds or other investment options available under the Certificate. A specific Fund corresponds to each subaccount of the variable account. Each of the Funds is referred to as a “Fund.”

Good Order: An instruction that is received by WoodmenLife that is sufficiently complete and clear, along with all forms, information and supporting legal documentation (including required spousal or joint owner’s consents) so that WoodmenLife does not need to exercise any discretion to follow such instruction. All orders to process a withdrawal request, a request to surrender your Certificate, a fund transfer request, or a death benefit claim must be in good order.

Home Office: Our Home Office address is WoodmenLife, 1700 Farnam Street, Omaha, NE 68102. Our toll-free telephone number is 1-877-664-3332. Our hours are Monday through Friday from 8:00 a.m. – 4:30 p.m. Central Time. Our website is www.woodmenlife.org.

Nonqualified Certificate: A Certificate that is not funding a tax-favored retirement plan.

Owner: Person or persons entitled to exercise the Certificate’s rights and privileges.

Payee: The person named to receive payments under any settlement option contract issued whenever certificate benefits are applied to a settlement option.

Qualified Certificate: A Certificate we issue in connection with plans that qualify for special federal income tax treatment such as plans under Sections 401(a), 403(a), 403(b), 408 or 408A of the Code.

Registered Representative: An individual who is licensed to sell securities, having either passed or been given credit for the FINRA Securities Industry Essentials (SIE) Exam, the Series 6 or 7, and when required, the Series 63 or Series 66 examinations.

Required Minimum Distribution (“RMD”): In general, a minimum amount that the IRS requires to be withdrawn from a Qualified Certificate each year. RMDs generally must begin no later than April 1st of the calendar year after the account holder reaches age 70 1⁄2. These rules are established by the IRS.

SEC: The Securities and Exchange Commission.

Subaccount: A subdivision of the variable account. Each subaccount invests exclusively in the shares of funds not affiliated with WoodmenLife. WoodmenLife selects groups of funds for Certificates generally from which you may choose to invest.

Subaccount Unit: A unit used in valuing a subaccount.

Surrender: Termination of the Certificate upon payment of applicable fees, if any.

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Surrender Value: The Accumulated Value, less applicable surrender and certificate fees, you would receive if you surrender a Certificate after your free look has expired, or that is paid on the death of an owner who is not the annuitant, or after electing certain settlement options.

Valuation Date: Any day that both the New York Stock Exchange and WoodmenLife are open for business.

Valuation Period: The period of time from the end of one valuation date to the end of the next valuation date.

Variable Account: WoodmenLife Variable Annuity Account, a separate investment account established under Nebraska law. The variable account is registered with the SEC as a unit investment trust pursuant to the Investment Company Act of 1940, as amended.

Withdrawal: Any receipt of less than the Surrender Value of a Certificate.

FEE AND EXPENSE TABLES

The following fee and expense tables describe the fees and expenses that you may incur as a Certificate owner, including those fees you will pay when buying, owning and surrendering the Certificate. These tables are intended to help you to understand the various costs and expenses under the Certificate. Currently, none of the Certificates we sell are subject to state premium taxes. The tables reflect expenses for both the variable account and the Funds. For a complete discussion of Certificate costs and expenses, see “Certificate Fees & Charges.” For more information regarding the expenses of the Funds, see the applicable Fund prospectus.

No sales charge (load) is paid upon the purchase of the Certificate. However, we may impose a charge if any portion (over 10% of the Accumulated Value existing at the time you made the first withdrawal in any one Certificate Year) of a premium is withdrawn or surrendered before it has been invested for up to seven (7) years. See the table below.

Prospectus 7

CERTIFICATE OWNER TRANSACTION EXPENSES

Deferred Sales Charge (Surrender Charge)

(As a percentage of the amount withdrawn or surrendered (see “Certificate Fees & Charges”))*

Premium Year	Annuitant Issue Age
	0-60**	61-75	76-85
1	7%	6%	5%
2	6%	5%	4%
3	5%	4%	3%
4	4%	3%	2%
5	3%	2%	1%
6	2%	1%	None
7	1%	None	None
8 or more	None	None	None

*

In each Certificate Year, you can make, without incurring a surrender charge, withdrawals of up to 10% of the Accumulated Value existing at the time you make the first withdrawal in that Certificate Year.

**	Applies to all ages in Connecticut.

Transfer Fee                $25 on transfers in excess of twelve (12) in any Certificate Year

PERIODIC CHARGES OTHER THAN FUND EXPENSES

The next table describes the fees and expenses that you will pay periodically during the time that you own the Certificate, excluding any Fund fees and expenses.

Sales Charge on Premiums	None
Annual Certificate Fee	Current Fee: $30 (Maximum Fee: $45)
(this fee applies only to Certificates with a variable account value of less than $50,000)

Variable Account Annual Expenses

Mortality & Expense Risk Charges	1.25% (maximum 1.40%)*
(as a percentage of average variable account value)
Administrative Charge	None
Total Variable Account Annual Expenses.	1.25% (maximum 1.40%)

*

All current and new accounts are charged a 1.25% Mortality & Expense Risk Charge. However, WoodmenLife has a contractual right to increase or decrease this charge, but may not increase this charge to greater than a maximum of 1.40%.

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RANGE OF ANNUAL FUND OPERATING EXPENSES

The next table shows the minimum and maximum total operating expenses charged by the Funds for the year ended December 31, 2018 (before any fee waiver or expense reimbursement). Expenses may be higher or lower in the future. More detail concerning each Fund’s fees and expenses is contained in the prospectus for each Fund.

Total Annual Fund Operating Expenses

(Expenses that are deducted from Fund assets, including management fees, distribution and/or service (12b-1) fees, and other expenses)

Minimum	0.36%
Maximum	1.42%

EXAMPLE

This example is intended to help you compare the cost of investing in the Certificate with the cost of investing in other variable annuity contracts. These costs include Certificate owner transaction expenses, certificate fees, separate account annual expenses, and Fund fees and expenses. The example assumes that you invest $10,000 in the Certificate for the time periods indicated and that the maximum annual certificate fee of $45 is assessed, as well as the maximum 1.40% mortality and expense risk charges. The example also assumes that your investment has a 5% return each year and assumes the maximum fees and expenses of any of the Funds. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

(1) If you surrender your Certificate at the end of the applicable time period:

1 year	3 years	5 years	10 years
$957	$1,448	$1,960	$3,511

(2) If you annuitize your Certificate (option 1 or 2, described on page 30) at the end of the applicable time period:

1 year	3 years	5 years	10 years
$957	$956	$1,647	$3,466

(3) If you do not surrender your Certificate:

1 year	3 years	5 years	10 years
$284	$956	$1,647	$3,466

The examples above should not be considered a representation of past or future expenses. The assumed 5% annual rate of return is hypothetical and is not a representation of past or future annual returns, which may be greater or less than this assumed rate.

Condensed Financial Information for the investment options available under the Certificate is set forth in “Appendix—Condensed Financial Information” to this prospectus.

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WOODMENLIFE VARIABLE ANNUITY SUMMARY

THE CERTIFICATE

This Certificate is an individual flexible premium deferred variable annuity issued by WoodmenLife, a Nebraska non-profit fraternal benefit society located at 1700 Farnam Street, Omaha, NE 68102.

You may purchase a Certificate for as little as $2,000 (or $1,000 for a Qualified Certificate). You may pay premium payments of as little as $50. If you are eligible, you may open certain retirement accounts without an initial payment or minimum amount or minimum subsequent premium payment.

A Certificate may not be available for purchase in all states.

FEES AND EXPENSES

If your Certificate’s variable account value as of a Certificate Anniversary is less than $50,000, there is currently an annual certificate fee of $30 to reimburse us for general administrative expenses. This fee is subject to change, but cannot exceed $45 and is assessed on the Certificate Anniversary and upon surrender. We also may impose a surrender charge (deferred sales load) of anywhere from 7% to 1% for withdrawals from your Certificate if you withdraw a premium payment before it has been invested seven (7) years. The surrender charge is based upon the lower of either premiums paid or fair market value. However, you may make free withdrawals of up to 10% of the Accumulated Value of your Certificate during a Certificate Year (at time of first withdrawal) without incurring this surrender charge. We may also waive surrender charges in certain circumstances. Under certain circumstances we may charge a fee for transfers among subaccounts.

If you invest in a variable subaccount, you will incur a mortality and expense risk charge currently computed at an aggregate annualized rate of 1.25% on the average daily net asset value of the variable account and guaranteed not to exceed 1.40%. In addition, a daily charge based on a percentage of each Fund’s average daily net asset value is payable by each Fund to its investment adviser. These charges do not apply to the fixed account.

FREE LOOK PERIOD

Your Certificate provides for a free look period of at least ten (10) days (or whatever longer time may be required by state law), which begins on the day you receive your Certificate. During this time, you may return your Certificate for a refund. Upon cancellation, the Certificate will be deemed void as of the Effective Date and you will receive your Accumulated Value (or your premiums, if greater) as of the date we receive your Certificate and cancellation request, in good order, at our Home Office. The amount of your refund may differ if your Certificate is an IRA. (See “YOUR CERTIFICATE—FREE LOOK PERIOD.”)

WITHDRAWALS AND SURRENDERS

You may take a withdrawal from or surrender the Certificate before the annuity starting date and while the annuitant is alive. Such distributions may be subject to certain surrender charges as described in this prospectus. Some qualified plans restrict the availability of the Certificate’s value to the plan participant. If you take a withdrawal from or surrender the Certificate before attaining age 59 1⁄2, you may be subject to a 10% premature distribution penalty in addition to any state and federal income taxes you may owe.

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TRANSFERS

You may transfer all or a part of your Certificate’s value among the subaccounts. You may make twelve (12) free transfers between one or more subaccounts in each Certificate Year. Following the 12th transfer, each transfer thereafter will result in a $25 charge (exchange fee). We will not transfer any amount less than $50 into any single subaccount. You may make one transfer, limited to the greater of $500 or 25% of the fixed account value, from the fixed account into subaccounts each Certificate Year.

FEDERAL TAX MATTERS

Generally, there should be no federal income tax payable on increases in Accumulated Value until there is a distribution. Distributions, including annuity payments, may be taxable. All amounts includable in income with respect to the Certificate are taxed as ordinary income. The taxable portion of most distributions will be subject to withholding unless the payee elects otherwise. There may be tax penalties if you take a distribution before reaching age 59 1⁄2. Current tax laws may change at any time.

Death proceeds are taxable and generally are included in the income of the recipient as follows:

•	If received under a payment option, they are taxed in the same manner as annuity payments.

•	If distributed in a lump sum, they are taxed in the same manner as a full surrender.

(For more information, see “Federal Tax Matters.”)

INFORMATION ON REPLACEMENTS AND QUALIFIED CERTIFICATES

It may not be in your interest to replace your existing annuity, life insurance contract, or mutual fund with this Certificate. You should replace an existing contract only when you determine that this Certificate is a better investment for you. You may have to pay a surrender charge on your existing contract, and the Certificate described in this prospectus will impose a new surrender charge period. If you do consider replacing an existing contract, you should compare the benefits and cost of supplementing your existing contract with the benefits and cost of purchasing a new Certificate. You should talk to your professional tax adviser to make sure that you understand the tax consequences, as not all exchanges will be tax-free. Tax-free treatment is only applicable to certain exchanges involving life insurance and annuity contracts. If you surrender your existing contract for cash and then buy the Certificate described in this prospectus, you may have to pay a tax, including possibly a penalty tax, on the surrender. Likewise, if you sell or redeem mutual funds and then use the proceeds to buy the Certificate, you may have to pay taxes on the sale or redemption.

Even though you may fund some types of retirement plans with the Certificate, including an Individual Retirement Annuity (IRA), SEP-IRA, SIMPLE IRA, Roth IRA and pension or profit sharing plans, these plans also provide tax deferral. You should carefully consider the costs and benefits of the Certificate (including settlement options) before purchasing the Certificate to fund these plans, because the retirement plan arrangement itself provides for tax-deferred growth.

WOODMENLIFE

Our organization’s legal name is Woodmen of the World Life Insurance Society, and our Home Office is located at 1700 Farnam Street, Omaha, NE 68102. WoodmenLife, founded in Nebraska in 1890, is a fraternal benefit society incorporated under the laws of the state of Nebraska, without capital stock and conducting business solely for the benefit of our members and their beneficiaries and not for profit.

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WoodmenLife operates on the lodge system based on chapters and has a representative form of government. WoodmenLife currently has approximately 700,000 members in over 850 adult and youth chapters. In addition to providing fraternal benefits to our members we offer individual life insurance and annuity Certificates in all 50 states and the District of Columbia. On August 1, 2001, we established the Woodmen Variable Annuity Account pursuant to the laws of the State of Nebraska. This account is registered with the SEC as a unit investment trust under the Investment Company Act of 1940, as amended (“1940 Act”). On June 1, 2015, we changed the name of the Woodmen Variable Annuity Account to its current name, the “WoodmenLife Variable Annuity Account,” to match the new service mark.

We legally own the account’s assets but we cannot charge the account with debts or liabilities arising out of any other business we may conduct. The account’s assets are available to cover our general debts and liabilities only when the account’s assets exceed its liabilities. We may transfer assets that exceed the account’s reserves and liabilities to our general account. All obligations arising under the Certificates are our general corporate obligations.

INVESTMENT OPTIONS

In addition to the fixed account, we currently have several subaccounts available, each of which invests exclusively in shares of a single corresponding Fund. Each of the Funds was formed for use in insurance company separate accounts, and is registered with the SEC as an open-end, diversified management investment company. Each Fund has its own investment objectives, risks and expenses that determine its respective income and losses. The investment objectives and policies of certain Funds may be similar to the investment objectives and policies of other mutual fund portfolios that share a similar name, investment adviser, investment sub-adviser or manager. The investment results of the Fund, however, may be higher, lower and/or unrelated to those mutual funds with shared characteristics.

We have summarized the investment objectives and policies of each Fund. There is no assurance that any Fund will meet its objectives. You should also read the current prospectus for each Fund, which precedes or accompanies this prospectus, for more detailed information, including a description of risks and expenses for each Fund. If you received a summary prospectus for a Fund listed below, please follow the directions on the first page of the summary prospectus to obtain a copy of the full Fund prospectus.

AMERICAN FUNDS INSURANCE SERIES®

Capital Research and Management CompanySM serves as the investment adviser to the following Funds. The investment adviser uses a system of multiple portfolio managers in managing each Fund’s assets. Under this approach, the portfolio of each Fund is divided into segments managed by individual managers who decide how their respective segments will be invested.

Global Growth Fund, Class 2

This Fund seeks to provide long-term growth of capital by investing primarily in common stocks of companies around the world that the investment adviser believes have the potential for growth. As a fund that seeks to invest globally, the Fund will allocate its assets among securities of companies domiciled in various countries, including the United States and countries with emerging markets (but in no fewer than three countries). Under normal market conditions, the Fund seeks to invest at least 30% of its net assets in issuers outside of the United States.

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Global Small Capitalization Fund, Class 2

This Fund seeks to provide long-term growth of capital. Normally, this Fund invests at least 80% of its net assets in growth-oriented common stocks and other equity type securities of companies with small market capitalizations, measured at the time of purchase. The Fund’s holdings of small capitalization stocks may fall below the 80% threshold, however, due to subsequent market action. The investment adviser currently defines “small market capitalization” companies as companies with market capitalizations of $6.0 billion or less. The investment adviser has periodically re-evaluated and adjusted this definition and may continue to do so in the future. As a fund that seeks to invest globally, the Fund will allocate its assets among securities of companies domiciled in various countries, including the United States and countries with emerging markets (but in no fewer than three countries). Under normal market conditions, the Fund seeks to invest at least 30% of its net assets in issuers outside of the United States.

Growth Fund, Class 2

This Fund seeks to provide growth of capital. The Fund invests primarily in common stocks and seeks to invest in companies that appear to offer superior opportunities for growth of capital. The Fund may invest up to 25% of its assets in common stocks and other securities of issuers domiciled outside of the United States.

Global Growth and Income Fund, Class 2

This Fund seeks to provide long-term growth of capital while providing current income. The Fund invests primarily in common stocks of well-established companies around the world that the investment adviser believes have the potential for growth and/or to pay dividends. As a fund that seeks to invest globally, the Fund will allocate its assets among securities of companies domiciled in various countries, including the United States and countries with emerging markets (but in no fewer than three countries). Under normal market conditions, the Fund seeks to invest at least 30% of its net assets in issuers outside of the United States.

Growth-Income Fund, Class 2

This Fund seeks to achieve long-term growth of capital and income by investing primarily in common stocks or other securities that the investment adviser believes demonstrate the potential for appreciation and/or dividends. The Fund may invest up to 15% of its assets, at the time of purchase, in securities of issuers domiciled outside of the United States.

International Growth and Income Fund, Class 2

This Fund seeks to provide long-term growth of capital while providing current income. The Fund invests primarily in stocks of larger, well-established companies domiciled outside of the United States, including companies domiciled in developing countries, that the investment adviser believes have the potential for growth and/or to pay dividends. The Fund currently intends to invest at least 90% of its assets in securities of issuers domiciled outside the United States and whose securities are primarily listed or traded on exchanges outside of the United States.

Asset Allocation Fund, Class 2

This Fund seeks to provide high total return (including income and capital gains) consistent with preservation of capital over the long term. In pursuing its investment objective, the Fund varies its mix of equity securities, debt securities and money market instruments. Under normal market conditions, the fund’s investment adviser expects (but is not required) to maintain an investment mix falling within the following ranges: 40%-80% in equity securities, 20%-50% in debt securities and 0%-40% in money market instruments (including cash). The proportion of equities, debt and money market securities held by the Fund varies with market conditions and the investment adviser’s assessment of their relative attractiveness as investment opportunities.

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The Fund invests in a diversified portfolio of common stocks and other equity securities, bonds and other intermediate and long-term debt securities, and money market instruments (debt securities maturing in one year or less). The Fund may invest up to 15% of its assets in common stocks and other equity securities of issuers domiciled outside of the United States and up to 5% of its assets in debt securities of issuers domiciled outside of the United States. In addition, the Fund may invest up to 25% of its debt assets in lower quality debt securities (rated Ba1 or below and BB+ or below by Nationally Recognized Statistical Rating Organizations designated by the Fund’s investment adviser, or unrated but determined to be of equivalent quality by the Fund’s investment adviser). Such securities are sometimes referred to as “junk bonds.”

FIDELITY VARIABLE INSURANCE PRODUCTS

Fidelity Management & Research Company (FMR) is the manager to the following Funds. Except as noted below, FMR Co., Inc. (FMRC) and other investment advisers serve as sub-advisers for the Funds.

VIP ContrafundSM Portfolio, Service Class

This Fund seeks long-term capital appreciation. The Fund normally invests primarily in common stocks, including domestic and foreign issuers, and across different market sectors. The Fund may invest in either “growth” stocks or “value” stocks, or both. The Fund invests in securities of companies whose value the adviser believes is not fully recognized by the public.

VIP Equity-Income PortfolioSM, Service Class

This Fund seeks reasonable income; capital appreciation is also a consideration. The Fund normally invests at least 80% of its assets in equity securities of domestic and foreign issuers—primarily, income-producing large-cap “value” stocks. The Fund can also invest in other types of equity securities and debt securities, including lower-quality debt securities (those of less than investment-grade quality, also referred to as high yield debt securities or junk bonds).

VIP Growth Portfolio, Service Class

This Fund seeks capital appreciation. The Fund invests primarily in common stocks, of domestic and foreign issuers, that the adviser believes have above-average growth potential.

VIP Growth & Income Portfolio, Service Class

This Fund seeks high total return through a combination of current income and capital appreciation. The Fund expects to invest the majority of its assets in domestic and foreign equity securities, with a focus on those that pay current dividends and show potential earnings growth. However, the Fund may buy debt securities as well as equity securities that are not currently paying dividends, but offer prospects for capital appreciation or future income.

VIP Overseas Portfolio, Service Class

This Fund seeks long-term growth of capital. Normally, at least 80% of the Fund’s total assets will be invested in non-U.S. securities. The Fund allocates investments across different countries and regions.

Fidelity Management & Research Company (FMR) (the Adviser) is the fund’s manager. FMR Co., Inc. (FMRC), FMR Investment Management (UK) Limited (FMR UK), and other investment advisers serve as sub-advisers for the fund.

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VIP Government Money Market Portfolio, Service Class

This Fund seeks as high a level of current income as is consistent with preservation of capital and liquidity. The Fund normally invests at least 99.5% of its total assets in cash, U.S. Government securities, and/or repurchase agreements that are collateralized fully (i.e., collateralized by cash or government securities). AN INVESTMENT IN THE MONEY MARKET FUND IS NEITHER INSURED NOR GUARANTEED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION (“FDIC”) OR ANY GOVERNMENT AGENCY. THERE CAN BE NO ASSURANCE THAT THE FUND WILL BE ABLE TO MAINTAIN A STABLE NET ASSET VALUE OF $1.00 PER SHARE. DURING EXTENDED PERIODS OF LOW INTEREST RATES, THE YIELD OF A MONEY MARKET SUBACCOUNT MAY ALSO BECOME EXTREMELY LOW AND POSSIBLY NEGATIVE.

CALVERT VARIABLE PRODUCTS, INC.

Calvert Research and Management serves as the investment adviser to these Funds. With the exception of the Calvert VP EAFE International Index Portfolio, Ameritas Investment Partners, Inc. serves as the sub-adviser to these Funds. Below is a summary of the Calvert Funds, including each Fund’s investment objective and principal investments.

Calvert VP S&P 500 Index Portfolio

This Fund seeks investment results that correspond to the total return performance of U.S. common stocks, as represented by the S&P 500 Index. Under normal circumstances, the Fund will invest at least 80% of its net assets in investments with economic characteristics similar to the stocks represented in the S&P 500 Index.

Calvert VP S&P MidCap 400 Index Portfolio, Class I

This Fund seeks investment results that correspond to the total return performance of U.S. common stocks, as represented by the S&P MidCap 400 Index. The Fund will typically invest at least 80% of its net assets in investments with economic characteristics similar to midcap stocks as represented in the S&P MidCap 400 Index.

Calvert VP Russell 2000 Small Cap Index Portfolio, Class I

This Fund seeks investment results that correspond to the investment performance of U.S. common stocks, as represented by the Russell 2000 Index. The Fund will typically invest at least 80% of its net assets in investments with economic characteristics similar to small cap stocks as represented in the Russell 2000 Index.

Calvert VP NASDAQ-100 Index Portfolio, Class I

This Fund seeks investment results that correspond to the investment performance of U.S. common stocks, as represented by the Nasdaq-100 Index. The Fund will typically invest at least 80% of its net assets in investments with economic characteristics similar to the stocks represented in the NASDAQ-100 Index.

Calvert VP Investment Grade Bond Index Portfolio, Class I

This Fund seeks investment results that correspond to the total return performance of the bond market, as represented by the Bloomberg Barclays U.S. Aggregate Bond Index. Under normal circumstances, the Fund will invest at least 80% of its net assets in investments with economic characteristics similar to the fixed-income securities represented in the Barclays Index.

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Calvert VP EAFE International Index Portfolio, Class I

This Fund seeks investment results that correspond to the total return performance of common stocks, as represented by the Morgan Stanley Capital International EAFE (Standard) Index. The MSCI EAFE Index emphasizes the stocks of companies in major markets in Europe, Australia, and Asia. The Portfolio will typically invest in common stocks of the companies that compose the MSCI EAFE Index.

“Russell 2000 Index” “S&P 500,” “S&P Mid Cap 400 Index,” “EAFE International Index” and “Nasdaq 100 Index” are trademarks/service marks of the Frank Russell Company, McGraw-Hill, Inc., MSCI, Inc. and The Nasdaq Stock Market, Inc. (the “Trademark Owners”), respectively, and have been licensed for use by Calvert Investments, Inc. The Calvert VP Portfolios bearing the marks are not sponsored, endorsed, sold or promoted by the Trademark Owners and the Trademark Owners make no representation or warranty, express or implied, regarding the advisability of investing in, and bear no liability with respect to, those Funds.

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

Franklin Advisors, Inc. serves as the investment advisor to the following Funds, except as noted below. Below is a summary of the Franklin Templeton Funds, including each Fund’s investment objective and principal investments.

Franklin Income VIP Fund, Class 2

The Fund seeks to maximize income while maintaining prospects for capital appreciation. Under normal market conditions, the Fund invests in a diversified portfolio of equity and debt securities. The Fund may invest up to 100% of its total assets in debt securities that are rated below investment grade (also known as “junk bonds”), including a portion in defaulted securities.

Franklin Strategic Income VIP Fund, Class 2

The Fund seeks a high level of current income, with capital appreciation over the long term as a secondary goal. Under normal market conditions, the Fund invests primarily to predominantly in U.S. and foreign debt securities, including those in emerging markets. The Fund may invest up to 100% of its total assets in high-yield, lower quality debt securities (also referred to as “junk bonds”). The Fund also may invest in many different securities issued or guaranteed by the U.S. government or by non-U.S. governments or their respective agencies or instrumentalities.

Templeton Global Bond VIP Fund, Class 2

This Fund seeks high current income, consistent with preservation of capital, with capital appreciation as a secondary consideration. Under normal market conditions, the Fund: invests at least 80% of its net assets in bonds—which include debt securities of any maturity, such as bonds, notes, bills and debentures.

Franklin Rising Dividends VIP Fund, Class 2

This Fund seeks long-term capital appreciation, with preservation of capital as an important consideration. Under normal market conditions, the Fund invests at least 80% of its net assets in equity securities of financially sound companies that have paid consistently rising dividends.

Franklin Mutual Advisors, LLC serves as the investment advisor for the following Fund.

Franklin Mutual Global Discovery VIP Fund, Class 2

The Fund seeks capital appreciation. Under normal market conditions, the Fund invests primarily in U.S. and foreign equity securities that the investment manager believes are undervalued.

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PIMCO VARIABLE INSURANCE TRUST

Pacific Investment Management Company LLC (“PIMCO”) serves as investment adviser to these Funds. Below is a summary of the PIMCO Funds, including each Fund’s investment objective and principal investments.

PIMCO Real Return Portfolio Administrative Class

This Fund seeks maximum real return, consistent with preservation of real capital and prudent investment management. Under normal circumstances, the Fund invests at least 80% of its net assets in inflation-indexed bonds of varying maturities—that are issued by the U.S. and non-U.S. governments, their agencies or instrumentalities, and corporations—which may be represented by forwards or derivatives (such as options, futures contracts, or swap agreements).

PIMCO Low Duration Portfolio Administrative Class

This Fund seeks maximum total return, consistent with preservation of capital and prudent investment management. Under normal circumstances, the Fund invests at least 65% of its total assets in a diversified portfolio of fixed income instruments of varying maturities—including bonds, debt securities and other similar instruments issued by various U.S. and non-U.S. public- or private-sector entities—which may be represented by forwards or derivatives (such as options, futures contracts, or swap agreements).

The Funds currently sell shares:

(a) to the variable account as well as to separate accounts of insurance companies that are not affiliated with us; and

(b) to separate accounts to serve as the underlying investment for both variable insurance policies and variable annuity contracts.

We currently do not foresee any disadvantages to you arising from the sale of shares to variable products not affiliated with us. However, we will always try to identify any material conflicts that might possibly arise. In that event, we would determine what action, if any, should be taken in response to the conflict. In addition, if we believe that a Fund’s response to any of those events or conflicts insufficiently protects you, we may take action on our own.

SELECTION OF FUND SHARES

The Funds offered through the Certificates are selected by WoodmenLife. We review the Funds periodically and may remove a Fund or limit its availability to new premiums and/or transfers of Accumulated Value if we determine that a Fund no longer satisfies one or more of the selection criteria, and/or if the Fund has not attracted significant allocations from Certificate owners. WoodmenLife may consider various factors, including, but not limited to, asset class coverage, the alignment of the investment objectives of a Fund with our hedging strategy, the strength of an adviser’s or sub-adviser’s reputation and tenure, brand recognition, and the capability and qualification of each investment firm.

Another factor that we may consider is whether the Fund or its service providers (e.g., the investment adviser or sub-advisers) or its affiliates will make payments to us or our affiliates in connection with certain administrative, marketing, and support services, or whether affiliates of the Fund can provide marketing and distribution support for the sale of the Certificates. Accordingly, we may receive compensation from an investment adviser, distributor and/or affiliate(s) of one or more of the Funds based upon an annual percentage of the average assets we hold in the investment options. These amounts, which

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may vary by adviser, are intended to compensate us for administrative and other services we provide to the Funds and/or affiliate(s) and may be significant. In addition, Woodmen Financial Services, Inc., the principal underwriter of the Certificates, or WoodmenLife may receive 12b-1 fees (fees which may be levied against the total balance of a mutual fund’s assets and may be used to pay marketing and brokerage expenses of the fund) deducted from certain portfolio assets attributable to the Certificate for providing distribution and shareholder support services to some investment options.

YOUR RIGHT TO VOTE FUND SHARES

Certain voting rights are attributable to the Funds underlying the variable account portion of the Certificates. No voting rights pertain to the fixed account. As required by law, we will vote the Fund shares held in a subaccount. We will vote according to the instructions of Certificate owners who have interests in any subaccount involved in the matter being voted upon. For more information, see “Voting Rights.”

ADDITION, DELETION OR SUBSTITUTION OF INVESTMENTS

We reserve the right, subject to compliance with applicable law, to make additions to, deletions from or substitutions for the shares that are held in the account or that the account may purchase. We reserve the right to eliminate the shares of any investment option and to substitute any shares of another investment option. We also may substitute shares of Funds with fees and expenses that are different from the Funds. We will not substitute any shares attributable to your Certificate without notice and complying with applicable laws.

We also reserve the right to establish additional subaccounts of the variable account, each of which would invest in a new investment option or in shares of another investment company with a specified investment objective. We may limit the availability of any new investment option to certain classes of purchasers. We may establish new subaccounts when, in our sole discretion, marketing needs or investment conditions warrant, and we may make any new subaccounts available to you. We may also eliminate one or more subaccounts if, in our sole discretion, marketing, tax, regulatory requirements or investment conditions warrant.

In the event of any such substitution, deletion or change, we may make appropriate changes in this and other Certificates to reflect such substitution, deletion or change. If you allocated all or a portion of your premiums to any of the current subaccounts that are being substituted for or deleted, you may surrender the portion of your Accumulated Value funded by such subaccount without paying the associated surrender charge. You may also transfer the portion of the Accumulated Value affected without paying a transfer charge.

If we deem it to be in the best interest of persons having voting rights with regard to the subaccounts under the Certificates, we may:

•	operate the account as a management investment company under the 1940 Act;

•	deregister the account under that Act in the event such registration is no longer required; or

•	combine the account with other separate accounts.

In addition, we may, when permitted by law, restrict or eliminate these voting rights under your Certificate.

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YOUR CERTIFICATE

PURCHASING A CERTIFICATE

Your Certificate is an individual flexible premium deferred variable annuity. It provides you with a way to save for retirement or some other long-term goal on a tax-deferred basis. We offer the Certificate to members and people who are eligible for membership. You may apply for a Certificate by completing and submitting an application available through your securities licensed WoodmenLife Registered Representative. We do not issue joint Certificates (joint annuitants) or group Certificates. However, we may issue a Certificate with a single annuitant that is jointly owned.

We may issue your Certificate as a nonqualified annuity. We may also issue your annuity as a qualified annuity that funds a retirement plan such as an Individual Retirement Annuity (IRA); a Roth Individual Retirement Annuity (Roth IRA); or an annuity for a Simplified Employee Pension Plan (SEP-IRA). Retirement plans such as these already provide you with the tax-deferral benefits provided by an annuity.

You must give us, or arrange to have sent to us, a single premium payment of at least $2,000 (or $1,000 for a qualified annuity) along with your application. The minimum amount we will accept for subsequent premiums is $250. We may accept $50 if you set up a monthly automatic premium payment (see “Automatic Premium Payments”). We may waive the minimum amount for subsequent premiums for certain qualified certificates or for certain methods of collecting premiums. Initial premium payments over $1,000,000 require our prior approval, as do subsequent annual premium payments over $50,000. Your initial premium will be credited in the manner described in the next paragraph. There are certain circumstances in which you may not have to provide an initial premium to establish your Certificate. These circumstances include, but are not limited to, an employer-sponsored retirement plan.

FREE LOOK PERIOD

Your Certificate provides a “free look” period of at least ten (10) days after you receive your Certificate. If you do decide to cancel your Certificate during this period, you must deliver or mail the Certificate, along with a request to cancel, to us at the Home Office or return the Certificate and your written request to cancel to the Registered Representative who delivered it to you. Upon cancellation, the Certificate will be void as of the Effective Date and we will promptly refund your Certificate’s Accumulated Value (or your premiums, if greater) as of the date we receive your cancellation, in good order, at our Home Office. However, if your Certificate is an IRA and you decide to cancel it within seven (7)  days from the receipt of your IRA disclosure, but after your free look has expired, we may refund your premium less any payments made.

ALLOCATING YOUR INITIAL PREMIUM

During all or part of your “free look” period, all of your initial premium will be allocated to the government money market subaccount. If the “free look” period for your Certificate is fifteen (15) calendar days or fewer, you will be fully invested in the government money market subaccount for the entire “free look” period. If the “free look” period for your Certificate is longer than 15 calendar days, after the end of 15 calendar days from the Effective Date, we will allocate the Accumulated Value of your Certificate to the subaccount(s) and/or fixed account according to your original allocation instructions.

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AUTOMATIC PREMIUM PAYMENTS

You may make regularly scheduled premium payments through an automatic deduction from your savings or checking account to the subaccount(s) or fixed account you select. You may set up the automatic payments at the time of your application or later by contacting us at the Home Office. When you set up automatic premium payments, you may select the date you want us to withdraw a premium from your account. If the date you select falls on a date that is not a valuation date, such as a weekend or holiday, we will initiate the request on the next business day. We allocate the premium when we receive it. You must give us at least five (5) calendar days’ notice to stop or change your allocation for future premiums. Your written notice should be sent to our Home Office and is not considered given until it is received (in good order) there.

OWNER, ANNUITANT AND/OR PAYEE

If you are the sole owner of the Certificate, you generally can name beneficiaries, assign the Certificate, transfer allocations between subaccounts and the fixed account, and designate who receives any annuity payments or distributions under the Certificate. The annuitant is the person whose life determines the annuity benefits payable under the Certificate and whose death results in payment of the Death Benefit. The annuitant must be a natural person. The beneficiary receives the death proceeds, i.e., the Death Benefit or Surrender Value, if any, that is paid when the annuitant or any owner dies. If the owner and the annuitant are not the same person, the beneficiary will receive the Surrender Value of the annuity upon the death of any owner. If the annuitant dies, the beneficiary will receive the Death Benefit. The payee is any party that the owner selects to receive distributions. The payee will generally receive these distributions during the annuity period. The benefit member is the annuitant. We reserve the right to approve any payee that is an entity rather than a person. Laws regulating qualified annuities may limit an owner’s ability to designate annuitants, beneficiaries and payees, and may also limit an owner’s ability to assign the Certificate. In addition, assigning a Nonqualified Certificate may have federal tax consequences (see “Federal Tax Matters, Taxation of Withdrawals, Assignments, Pledges or Partial Surrenders”).

BENEFICIARIES

You may name one or more beneficiaries to receive the death proceeds payable under the Certificate. You may change beneficiaries by sending a request (in good order) to the Home Office. We may provide a special form to make this request. We must approve any change in beneficiary. Any such change is effective on the date you designate on your written request or the date we receive your request (in good order) at the Home Office if no date is designated. A change in beneficiary is only effective if the request is in good order and was mailed or delivered to us while the annuitant is alive. We are not liable for any payments made or actions taken by us before we receive (in good order) and approve changes in beneficiary designations. Certain property and tax laws may affect your ability to select a beneficiary other than a spouse.

If you have ever signed a marital property agreement with your spouse or former spouse, or lived in a community property state while married, your spouse or former spouse may have rights to the death proceeds/ annuity payments of your Certificate even if you chose not to name your spouse as beneficiary. WoodmenLife is not responsible for determining whether your Certificate or death proceeds/ annuity payments are subject to community property laws or a marital property agreement or whether you should obtain spousal consent when naming your beneficiary. WoodmenLife will not be liable for acting in accordance with the designation on file unless we have received a properly documented community property or marital property agreement claim (in good order) prior to paying death proceeds/annuity payments. In the event your designated beneficiary cannot be approved, we may pay any death proceeds due upon either the annuitant’s or owner’s death according to WoodmenLife’s Constitution and Laws.

It is important that you update your beneficiary designations, including full names and complete addresses, if and as they change.

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YOUTH CERTIFICATES

We provide Certificates that allow an adult applicant, when applying for a Certificate in the name of a youth member, to have the option to designate the owner as either the applicant or the youth member. If the youth member is the owner of the Certificate, the adult applicant shall retain control over the Certificate until the youth member reaches the age of majority. The adult applicant/ controller can exercise all rights in the Certificate, except for the right of assignment, on behalf of the youth member until the youth member reaches the age of majority. If the adult applicant/ controller dies before the youth member reaches the age of majority, we will recognize that person who has the duty to support the youth member and/or who in fact does support the youth member, as the person who is entitled to exercise the rights that the adult applicant/controller could have exercised.

TRANSFERRING OWNERSHIP

You may assign your Certificate by sending an assignment request to our Home Office before the annuity starting date. You may not be able to assign a Certificate you control for another person or a Certificate issued in connection with retirement plans. We must receive (in good order) and approve any assignment request before it is effective. We are not liable for any payment we make or action we take before we receive and approve an assignment. We are not responsible for the validity or tax consequences of any transfer of ownership.

Before you consider assigning, selling, pledging or transferring your Certificate, you should consider the tax implications. Generally speaking, assignments and pledges of a deferred annuity are taxable as a complete distribution (surrender) from the contract and may be subject to the 10% penalty tax. (See “Federal Tax Matters.”) The interest of any beneficiary will be subject to any collateral assignment. Any indebtedness and interest charged against your Certificate, or any agreement for a reduction in benefits, shall have priority over the interest of any owner, beneficiary or collateral assignee under the Certificate.

CERTIFICATES ISSUED FOR CERTAIN RETIREMENT PLANS

If your Certificate is used in a qualified plan and the owner is the plan or trustee, the plan may transfer ownership to the annuitant if the qualified plan permits. Otherwise, a Certificate used in a qualified plan may not be sold, assigned, discounted or pledged as collateral for a loan or as surety for performance of an obligation or for any other purpose, to any person other than as may be permitted by laws applicable to such plans.

ACCUMULATION PERIOD

The period during which you invest premiums in the variable and/or fixed account under the Certificate is the accumulation period. During this time the Certificate may increase or decrease in value depending on the performance of the variable account and how much additional premium you invest. For most owners any increase in the Certificate’s value remains tax-deferred until a distribution is made. Any distributions you take from a Nonqualified Certificate during the accumulation period are taxable to the extent there is gain in the Certificate. Accumulation period distributions are taxed differently than annuity payments. For annuity payments (periodic payments from a settlement contract), any “investment in the contract” in the Certificate is prorated over the length of the annuity payment option. Therefore, each annuity payment will consist partially of non-taxable “investment in the contract” (if there is any) and partially of taxable gain (if there is any). The taxation of distributions from a Qualified Certificate depends on the type of qualified plan and various other factors. (See “Federal Tax Matters.”)

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VALUING YOUR CERTIFICATE

We determine the Accumulated Value of your Certificate on each valuation date (each day that both the New York Stock Exchange and we are open for business). We credit premium payments to your Certificate based on the Accumulated Value of the Certificate next determined after receipt of a premium. Your Certificate’s value during the accumulation period is the total of your values in the variable account and the fixed account.

VARIABLE ACCOUNT VALUATION

Your variable account value is the total value of your subaccounts. When we established each subaccount, we set the initial subaccount unit value at $10 ($1 for the initial money market subaccount). The subaccount unit value of a subaccount increases or decreases from one valuation period to the next depending on the investment experience of the underlying Fund as well as the daily deduction of charges. We calculate the value of each subaccount by multiplying the number of subaccount units attributable to that subaccount by the subaccount unit value for the subaccount. Any amounts allocated to a subaccount will be converted into subaccount units of the subaccount. We credit subaccount units to your subaccount when you allocate your premiums or transfer amounts to that particular subaccount. The number of subaccount units we credit is determined by dividing the premium or other amount credited to the subaccount by the subaccount unit value for that valuation date. We reduce your subaccount units in a subaccount when you withdraw or transfer from that subaccount and by any certificate fee charged to your Certificate. The investment experience of the Fund underlying each subaccount will cause the subaccount unit value to increase or decrease. In addition, we assess a mortality and expense risk charge, which effectively reduces the value of the subaccount. We make no guarantee as to the value in any subaccount. You bear all the investment risk on the performance of the Fund underlying the corresponding subaccounts you choose. Because of all of the factors affecting a subaccount’s performance, its value cannot be predetermined.

FIXED ACCOUNT VALUATION

You may allocate premium or transfer Accumulated Value in the subaccounts to the fixed account investment option available under the Certificate. The fixed account is part of our general account. We declare the effective annual interest rate that applies to the fixed account each month and this rate shall be at least 1% per year. This effective rate applies to amounts in the fixed account including new premiums or amounts newly transferred from a subaccount (new money) for the Certificate Year. After that period expires, a new rate will be declared for all deposits and will be effective for another Certificate Year. The rate of interest in effect at any time for a Certificate may differ from the rate or rates in effect for other Certificates with different Certificate anniversaries. We may declare higher interest rates at our discretion. You bear the risk that interest credited on the fixed account value may not exceed 1% for any 12-month period.

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DOLLAR COST AVERAGING PLAN

If you wish to make a substantial deposit in your Certificate, dollar cost averaging allows you to spread your investment in the markets over time to reduce the risk of investing at the top of the market cycle. You may make regular transfers from your money market subaccount to other subaccounts by establishing a dollar cost averaging plan. You may use dollar cost averaging until the amount in your money market subaccount is completely transferred or the amount remaining is less than your authorized preset amount. You may terminate or change your plan at any time by written request that is effective five (5) business days after we receive it (in good order) at the Home Office. You may establish a dollar cost averaging plan by obtaining an appropriate form and full information concerning the plan and its restrictions, from your Registered Representative or from our Home Office.

Dollar cost averaging does not ensure a profit or protect against a loss during declining markets. Because such a program involves continuous investment regardless of changing share prices, you should consider your ability to continue this plan through times when the unit prices are high.

TRANSFERS AMONG SUBACCOUNTS AND/OR THE FIXED ACCOUNT

You may transfer your Certificate’s value among the subaccounts and the fixed account subject to a few restrictions outlined in this prospectus. Such transfers must take place during the accumulation period. We will process your requests for transfers that we receive at our Home Office, in good order, before the close of business on that valuation date, usually 3:00 p.m. central time. We will process requests we receive (in good order) after that time as of the close of business on the following valuation date.

We process a transfer by redeeming subaccount units from the subaccount(s) you specify and reinvesting the proceeds in subaccount units of the other subaccounts and/or the fixed account as you specify. We impose the following restrictions on transfers. You must transfer out at least $100 or, if less, the total value of the subaccount or fixed account from which you are making the transfer. You must transfer in a minimum amount of $50 (or the total value of the subaccount or fixed account, if less) to any subaccount or to the fixed account.

You may make twelve (12) free transfers from one or more subaccounts in each Certificate Year. We will assess a $25 charge for each transfer in excess of 12 in a single Certificate Year, and deduct that charge from the amount of the transfer. Transfers through the asset rebalancing program (described below) or dollar cost averaging plan (described above) do not count towards your twelve (12) free transfers.

You may make only one (1) transfer from the fixed account in each Certificate Year. The transfer may not exceed $500 or 25% of the total value of the fixed account at the time of transfer, whichever is greater. These restrictions may prolong the period of time it takes to transfer your Accumulated Value in the fixed account to subaccounts and, therefore, you should carefully consider whether investment in the fixed account meets your needs and investment criteria.

Transfers from the fixed account are not subject to a transfer charge and do not count toward your twelve (12) free transfers. If you want to transfer from the fixed account, we redeem the value you wish to transfer from the fixed account and reinvest that value in subaccount units of the subaccount(s) you have selected.

We did not design the Certificate in general or this transfer privilege in particular to give you a way to speculate on short-term market movements. To prevent excessive transfers that could disrupt the management of the Funds and increase transaction costs, we may adopt procedures to limit excessive transfer activity. For example, we may impose conditions and limits on, or refuse to accept, transfer

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requests that we receive from third parties. Third parties include investment advisers or registered representatives acting under power(s) of attorney from one or more Certificate owners. (See “Market Timing” below.) In addition, the Funds may restrict or refuse transactions as a result of certain market timing activities. You should read the Funds’ prospectuses for more details.

ASSET REBALANCING PROGRAM

To maintain a particular percentage allocation among subaccounts, the Certificate owner may select asset rebalancing. With asset rebalancing, your Accumulated Value is automatically reallocated in accordance with allocation instructions that you provide. You can elect to participate in the program at the time of application or at a later time. Asset rebalancing may be set up annually, semi-annually or quarterly to begin on the 5th day of the month you select (or the next valuation date if the 5th is not a valuation date). Before you begin the program, you should determine your investment goals and risk tolerance.

To elect to participate in the program, you must send a written request (in good order) to our Home Office. Any new request will override any previous rebalancing allocations you may have chosen. Rebalancing continues until you stop or change it, which is done in writing (unless a valid telephone election exists for the account) and must be received at the Home Office at least five (5) business days before it becomes effective. The fixed account is excluded from this program. We reserve the right to change this program at any time. The asset rebalancing program does not guarantee gains, nor does it assure that any subaccount will not have losses.

TELEPHONE TRANSACTIONS

You may make certain transactions over the telephone. Before accepting oral instructions from you, we must have received your signed telephone transaction authorization. Telephone authorization is valid only for certain transaction types, and we may add to or limit these types of transactions from time to time. However, we are not able to accept telephone requests from you for surrenders or transfers among subaccounts if we are restricted from doing so by state or federal laws. We will take reasonable steps to confirm that telephone instructions are genuine including, among other things: requiring forms of personal identification before acting upon telephone instructions, recording telephone instructions received from Certificate owners, and providing written confirmation of transactions to Certificate owners. We will not be responsible for the authenticity of instructions received by telephone. We may be liable for losses due to unauthorized or fraudulent instructions if we fail to observe reasonable procedures.

If several people want to make telephone requests at or about the same time, or if our recording equipment malfunctions, we may not be able to allow any telephone requests at that time. If this happens, you must try again later or submit a written request (in good order) to our Home Office. If there is a malfunction with the telephone recording system or the quality of the recording itself is poor, we will not process the transaction.

We reserve the right to suspend or limit telephone transactions. Every telephone transaction will be reviewed by a home office associate holding either a Series 6 or 7 and Series 63 licenses of the distributor (Woodmen Financial Services, Inc.) who will also review the account history and any other available relevant information before processing such transaction and submitting it to WoodmenLife. If the associate has reason to believe that any such transaction constitutes an attempt to “market time” to the detriment of other Certificate owners, such proposed transaction may be refused.

The phone number for telephone transactions is 1-877-664-3332.

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MARKET TIMING

The Certificate is not designed for use by individuals, professional market timing organizations, or other entities that engage in short-term trading, frequent transfers, programmed transfers or transfers that are large in relation to the total assets of a subaccount or its underlying Fund. These could result in a Fund holding large cash positions or frequently buying or selling portfolio securities. Such transfers may affect the value of the Fund’s shares, interfere with the efficient management of its portfolio, and increase its brokerage and administrative costs. While the design of the WoodmenLife Variable Annuity, in particular its surrender charges, make it a relatively inefficient vehicle for achieving short-term trading profits, nevertheless, the possibility may exist.

To protect our Certificate holders from potentially harmful activity, we utilize certain policies and procedures that are designed to detect and prevent disruptive trading. We consider certain factors to identify potentially harmful activity, including the following:

•	the number of transfers made over a period of time;

•	the length of time between transfers;

•	whether the transfers follow a pattern that appears to be designed to take advantage of short-term market fluctuations;

•	the dollar amount(s) requested for transfers; and

•	whether the transfers are part of a group of transfers made by a third party on behalf of several individual Certificate holders.

If we detect that an individual is engaged in a market timing scheme, we will, to the extent consistent with our legal obligations and the Certificate holders’ contractual rights to make transfers among the subaccounts, cancel all orders believed to be part of the market timing scheme, and we will prohibit the individual suspected of engaging in a market timing scheme from utilizing our telephone transaction service in the future. Individuals suspected of engaging in market timing will be required to make all future orders through our written process.

Our policies may vary due to differences in operational systems and the size and nature of the underlying Funds. Subject to the terms of the Certificate, we reserve the right to impose, without prior notice, additional or alternate restrictions on allocations and transfers that we determine, in our sole discretion, will disadvantage or potentially hurt your rights or interests.

In addition, some of the Funds have reserved the right to temporarily or permanently refuse payments or transfer requests if, in the judgment of the investment adviser or other responsible party, such Fund would be unable to invest effectively in accordance with the particular Fund’s investment objective or policies, or the Fund would otherwise potentially be adversely affected. If such a transfer request is refused, we may not be able to effect certain allocations or transfers that a Certificate owner has requested. Our ability to detect and deter such harmful conduct may be limited by operational or technological limitations.

We are required to provide to a Fund or its payee certain information about the trading activity of individual Certificate owners. If a Certificate owner is identified by a Fund as violating the frequent trading policies established for the Fund, we will restrict or prohibit further purchases or transfers by that Certificate owner (or persons acting on the Certificate owner’s behalf). You should read the prospectuses of the Funds for details of their ability to refuse or restrict purchases or redemptions of their shares.

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In addition, the terms of some Certificates, historical practices or actions, or certain regulatory requirements may limit our ability to effect transfers or may impose certain other restrictions. This may result in a dilution in the value of your investment. There may also be increased brokerage and administrative costs that may result in lower long-term returns for your investments. Additionally, because other insurance companies and/or retirement plans may invest in the Funds, we cannot guarantee that there will not be harm from disruptive trading within the variable contracts issued by other insurance companies or among investment options available to retirement plan participants. Please refer to the prospectuses of the underlying Funds for a discussion of each Fund’s policies and procedures with respect to deterring short term trading and market timing.

INTERNET TRANSACTIONS

We currently offer limited Internet transaction capability to Certificate owners. Certificate owners may make a one-time contribution (not re-occurring), and may also change an address and phone number of record via a secure WoodmenLife website.

BUSINESS DISRUPTION AND CYBERSECURITY RISKS

Our business is highly dependent upon the effective operation of our computer systems and those of our business partners. As a result, our business is vulnerable to disruptions from utility outages, and susceptible to operational and information security risks resulting from information systems failure (e.g., hardware and software malfunctions), and cyberattacks. These risks include, among other things, the theft, misuse, corruption and destruction of data maintained online or digitally, interference with or denial of service, attacks on websites and other operational disruption or unauthorized release of confidential customer information. Such systems failures and cyberattacks affecting us, any third party administrator, the underlying funds, intermediaries and other affiliated or third-party service providers may adversely affect us and your contract value. For instance, systems failures and cyberattacks may interfere with our processing of contract transactions, impact our ability to calculate AUVs, cause the release and possible destruction of confidential customer or business information, impede order processing, subject us and/or our service providers and intermediaries to regulatory fines and financial losses, and/or cause reputational damage. Cybersecurity risks may also impact the issuers of securities in which the underlying funds invest, which may cause the funds underlying your contract to lose value. There can be no assurance that we or the underlying funds or our service providers will avoid losses affecting your contract due to disruptions, systems failures or cyberattacks in the future.

ACCESS TO YOUR MONEY BEFORE YOUR ANNUITY STARTING DATE

You may make a withdrawal from your Accumulated Value during the accumulation period if the annuitant is alive. The remaining value of the Certificate, after such a withdrawal, must be at least $1,000. To make a withdrawal, you first must make a request to our Home Office; you may request certain withdrawals by telephone. We generally must receive a withdrawal request by 3:00 p.m. central time on a valuation date in order to process it on the same day.

You may also surrender your Certificate. Currently, to surrender your Certificate and receive your Surrender Value, you must submit a signed form to our Home Office; you cannot surrender your Certificate by telephone. The surrender will not be processed until we receive your surrender request (in good order) at our Home Office. You may obtain a form by contacting your WoodmenLife Registered Representative or by calling us at 1-877-664-3332.

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A withdrawal of Accumulated Value or surrender of a Certificate may require us to withhold amounts for federal income taxes..

We will normally pay you within seven (7) calendar days of receiving your withdrawal request. You will receive the requested amount of Accumulated Value less any applicable surrender charge and any applicable certificate fee. In certain cases, such as when physical disasters cause market disruptions, we may postpone payment of your surrender beyond the seven (7) days, and then only when permitted by law or regulation. You may select the subaccount(s) or the fixed account as the source(s) for your withdrawal. However, we must agree to any selection. If you request a withdrawal and do not specify its source (i.e., the specific subaccount(s) or fixed account) then we will take the withdrawal on a pro rata basis from each subaccount and fixed account. You generally may not withdraw less than $250 at one time.

As of January 1, 2009, WoodmenLife no longer issued Certificates in connection with Tax Sheltered Annuities (“TSAs”). In addition, after May 31, 2009, WoodmenLife no longer accepted any additional contributions into existing Certificates issued in connection with TSAs. However, if you already own such a Certificate, you should know that there are legal restrictions on withdrawals from TSAs. Certificates issued in connection with qualified plans under Section 401 of the Code may also restrict certain distributions. See your plan document for more information.

You should consult your tax adviser regarding the tax consequences of any withdrawal or surrender. A surrender or withdrawal may be taxable in whole or in part, and may also be subject to a 10% federal income tax penalty if made before you attain age 59 1⁄2. (See “Federal Tax Matters.”)

SYSTEMATIC WITHDRAWALS

You may make systematic withdrawals from your Certificate. These are a series of periodic payments from your Certificate based on the payment method you select. You are taxed on each distribution from a Certificate to the extent there is taxable gain in the Certificate. This type of withdrawal is not considered annuitization nor are the payments considered annuity payments. You may only establish this payout option during the accumulation period. Payments made to you under this option may be subject to surrender charges. You should consult a tax adviser about the tax consequences of making these systematic withdrawals.

DEATH OF AN OWNER (NOT THE ANNUITANT) BEFORE THE ANNUITY STARTING DATE

We will pay the Surrender Value to the beneficiary if you die while the annuitant is alive.

DEATH OF AN ANNUITANT BEFORE THE ANNUITY STARTING DATE

We will pay the Death Benefit to the beneficiary when the annuitant dies. The Death Benefit equals the greater of:

•	the Accumulated Value; or

•	the minimum death benefit amount.

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The minimum death benefit amount is equal to the sum of premiums paid reduced proportionately by any withdrawals, accumulated at an effective annual interest rate of 4%. After the annuitant has attained age 80, the minimum death benefit amount will no longer be accumulated with interest. The minimum death benefit amount is limited to a maximum of 200% of the total premiums paid reduced proportionately by any withdrawals. A withdrawal will reduce the minimum death benefit amount in the same proportion that the Accumulated Value was reduced on the date of the withdrawal. For each withdrawal, the reduction is calculated by multiplying the minimum death benefit amount immediately prior to the withdrawal by the ratio of the withdrawal to the Accumulated Value immediately prior to the withdrawal. The minimum death benefit is a guaranteed amount to be paid on the death of the annuitant, regardless of the investment performance of your Certificate.

CALCULATION AND DISTRIBUTION OF DEATH PROCEEDS

The determination of the death benefit will be made on the date we receive written notice and due proof of death as well as all required claims forms in good order from all beneficiaries at our Home Office. No one is entitled to a death benefit until this time. Due proof of death occurs when we receive one of the following at our Home Office:

•	A certified copy of a death certificate; or

•	A certified copy of a court decree reciting a finding of death; or

•	Any other proof satisfactory to us.

A beneficiary may elect to receive a lump sum payment or other method of payment that we may make available, subject to the rules of distribution discussed below. If a beneficiary requests payment of Death Benefit proceeds in a lump sum, we generally will pay the beneficiary within seven (7) calendar days after we receive written notice and due proof of death as well as all required claims forms in good order from all beneficiaries at our Home Office. Death Benefit proceeds are equal to or greater than the minimum value required by law.

In the case of a Nonqualified Certificate, if any owner, including any owner who is also the annuitant, dies prior to the annuity starting date, the Certificate will continue and the entire certificate benefit must be distributed within five (5) years after the death of the owner; however, if any portion of the certificate benefit is payable to a designated beneficiary, within the meaning of Code Section 72(s)(4), such portion may be distributed over the life of such beneficiary or over a period not extending beyond the life expectancy of such beneficiary. Such distributions must begin no later than one (1) year after the date of the owner’s death.

If the sole beneficiary is the deceased owner’s spouse, as defined by federal law, the surviving spouse may elect to continue the Certificate as his or her own. If the spouse does so choose, upon his or her subsequent death the entire certificate benefit must be distributed as otherwise required by law and the Certificate.

Other distribution rules apply in the case of a Qualified Certificate.

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ANNUITY PERIOD

The period when you begin to receive payments based on the amounts you accumulated under your Certificate is the annuity period. This period begins on the annuity starting date. At this time, we offer payment options only on a fixed basis, but we may later offer additional payment options.

ANNUITY STARTING DATE

The date set to start your annuity payments when you apply for your Certificate is the annuity starting date. After your first Certificate Anniversary, you may change this date as you desire but you cannot set a date beyond the first of the month after the Certificate Anniversary on or following the annuitant’s 95th birthday. If your Certificate is a Qualified Certificate, you may be required to take minimum distributions no matter what annuity starting date you select. Some states may also place limitations on extending an annuity starting date. Your annuity payments will begin on your annuity starting date unless you previously surrendered your Certificate or if we have paid out all of the death proceeds to your beneficiary. In those cases no annuity payments will be paid.

SETTLEMENT OPTION CONTRACTS

Currently, if you select an annuity payment option, we will transfer your entire Surrender Value on your annuity starting date to our fixed account, and we will issue you a settlement option contract. However, in the future we may change our procedures and allow you to select certain annuity payment options and apply only a portion of your Surrender Value to the option. Your annuity payments will not vary with the performance of the variable account. We will pay the annuity payments to the payee that you designated. You may not change to a different annuity payment option once your initial selection has been established. Generally, you or your beneficiary will be the payee. The settlement option contract will pay an amount each payment period as selected by you or the beneficiary. The payment periods available are one (1), three (3), six (6) and twelve (12) months and the amounts of the payment may not be proportional, e.g., the 3-month payment may not be 3 times the 1-month payment. The surrender charge will be waived for Option 1 and Option 2 as set forth below.

ANNUITY PAYMENT OPTIONS

The following annuity payment options are generally available to you under the Certificate:

OPTION 1: SINGLE LIFE ANNUITY An amount will be paid each payment period for a fixed period of years and after that for so long as the payee lives. The fixed period may be from zero (0) to twenty (20) years. On the death of the payee during the fixed period, payments will continue to the beneficiary of the settlement option contract for the balance of the fixed period.

OPTION 2: JOINT AND SURVIVOR LIFE ANNUITY An amount will be paid each payment period for so long as two (2) joint payees are alive. On the death of either payee, the survivor will receive a percentage of the payment for so long as the survivor lives. The percentage of the payment to the survivor may be between 25% and 100%. This option is not available for Qualified Certificates.

OPTION 3: FIXED PERIOD An amount will be paid each payment period for a fixed period of one (1) to thirty (30) years.

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If the Accumulated Value is to be paid out under this option and is subject to a surrender charge at the time of election, then:

•

If a period of at least ten (10) years is selected, the Accumulated Value will be used in determining the settlement option payment and the surrender charge scale will be transferred to the settlement option contract.

•	If a period of less than ten (10) years is selected, the surrender charge will be applied and the Surrender Value will be used in determining the settlement option payment.

OPTION 4: FIXED AMOUNT A fixed amount will be paid each period until the certificate benefit held under this option, together with interest on the unpaid balance, is exhausted.

If the Accumulated Value is to be paid out under this option and is subject to a surrender charge at the time of election, the total amount paid each year cannot be more than 12% of the Accumulated Value. The surrender charge scale will be transferred to the settlement option contract.

DEFAULT: If you do not pick an annuity payment option by the annuity starting date, WoodmenLife will pay the Surrender Value as a single life annuity with a fixed period of ten (10) years payable monthly.

With respect to each annuity payment under an option, we may pay more than the amount of the guaranteed payment. However, we also reserve the right to reduce the amount of any current payment that is higher than the guaranteed amount, to an amount not less than the guaranteed amount.

If your Certificate is a Qualified Certificate, some Annuity Payment Options may not automatically satisfy minimum required distribution rules. Consult a tax adviser before electing an Annuity Payment Option.

Interest rates applicable to annuity payment options may be declared monthly with an effective annual guaranteed minimum interest rate of 3%. We may declare higher interest rates at our discretion. We consider numerous factors, including the earnings of the general or special accounts, expenses and mortality charges, and experience.

DEATH OF OWNER/PAYEE AFTER THE ANNUITY STARTING DATE

If an owner/payee dies on or after the annuity starting date and before all of the annuity payments have been paid, we must pay any remaining amounts at least as rapidly as payments were being paid on the date of death.

CERTIFICATE FEES AND CHARGES

SALES CHARGE

You do not pay any sales charge or sales load when you invest in your Certificate.

CERTIFICATE FEE

During the accumulation period, we currently deduct an annual $30 certificate fee. We may change this fee, but will never charge more than $45. This fee is deducted on the anniversary date of each Certificate Year or upon surrender of the Certificate if that is earlier. We deduct the fee from your variable account value in proportion to the amounts in your subaccounts unless a state requires otherwise. The purpose of this fee is to reimburse us for administrative expenses relating to the Certificate. We do not deduct this charge if your variable account value is at least $50,000 at the time of assessment. We reserve the right to waive this fee.

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As of January 1, 2009, WoodmenLife no longer issued Certificates in connection with TSAs. In addition, as of May 31, 2009, WoodmenLife no longer accepted any additional contributions into existing Certificates issued in connection with TSAs. However, existing Certificates will continue to be subject to the certificate fee.

SURRENDER CHARGE

We may deduct a surrender charge or “backend load”: from any withdrawal of Accumulated Value (including a transfer of Surrender Value to an annuity payment option other than options 1 and 2 after one (1) year); on systematic withdrawals; and in determining Surrender Value upon surrender of a Certificate. For the purpose of determining your surrender charge, any amount that you withdraw will be treated as coming from premiums in the order in which they were paid. Amounts deducted to pay a surrender charge on a withdrawal are themselves subject to the surrender charge. The amount deducted to pay a surrender charge will be applied against the surrendered portion of the account and will reduce the withdrawal accordingly.

The length of time between each premium payment and surrender determines the amount of the surrender charge.

The charge is a percentage of the premiums surrendered according to the following schedules:

Premium Year	Annuitant Issue Age
	0-60*	61-75	76-85
1	7%	6%	5%
2	6%	5%	4%
3	5%	4%	3%
4	4%	3%	2%
5	3%	2%	1%
6	2%	1%	None
7	1%	None	None
8 or more	None	None	None

*	Applies to all ages in Connecticut.

As previously mentioned, WoodmenLife no longer issues Certificates or accepts any additional contributions into existing Certificates issued in connection with TSAs.

Since May 31, 2009, we have continued to administer existing TSA Certificates held under an employer’s TSA Plan in accordance with the requirements of Section 403(b). To the extent permitted under the TSA Plan, we will allow owners of the TSA Certificates to exchange their TSA Certificates, free of any

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surrender charges otherwise applicable under the Certificates, for other Section 403(b) contracts held under the TSA Plan that are issued by vendors eligible to receive contributions under the TSA Plan. In addition, to the extent permitted under the TSA Plan, we will allow owners of the TSA Certificates to roll over their TSA Certificates, free of any surrender charges otherwise applicable under the Certificates, to an eligible retirement plan, such as a traditional IRA (or, if you qualify, a Roth IRA). WoodmenLife will share information with your employer regarding the TSA Certificates held under the TSA Plan.

10% FREE WITHDRAWAL

In each Certificate Year, you may make free withdrawals of up to 10% of the Accumulated Value existing at the time you made the first withdrawal in that Certificate Year. A free withdrawal is a withdrawal without a surrender charge. This right is not cumulative from Certificate Year to Certificate Year, so each Certificate Year you are only allowed to take a total of up to 10% from your Accumulated Value without incurring a surrender charge.

TAX PENALTIES

Certain withdrawals and surrenders are subject to federal tax penalties. There may be other restrictions on withdrawals, and surrenders from qualified plans (see “Federal Tax Matters)”.

PREMIUM TAX CHARGE

Currently, we do not assess a charge against the variable account for federal income taxes or state premium taxes. We may make such a charge in the future if income or gains within the variable account result in any federal income tax liability to us or we become subject to state premium taxes.

OTHER TAXES

We reserve the right to impose charges or establish reserves for any federal or local taxes that we incur today or may incur in the future and that we deem attributable to the Certificates.

TRANSFER CHARGE

You can make, free of charge, twelve (12) transfers from subaccounts in each Certificate Year. We may charge $25 for each transfer in excess of twelve (12) in a single Certificate Year.

FUND EXPENSES AND CHARGES

Each Fund deducts management fees and expenses from amounts you have invested in that Fund. The prospectuses for the Funds describe these fees and expenses. These fees and expenses are not charges under the terms of the Certificate, but are reflected in the share values of each Fund.

Under certain circumstances, the board of directors of a government money market fund would have the discretion to impose a liquidity fee on redemptions from the money market fund and to implement a redemption gate that would temporarily suspend redemptions from the fund. Accordingly, we reserve the right to implement, administer and charge you for any such fee or restriction imposed by the Fidelity VIP Government Money Market Portfolio.

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MORTALITY & EXPENSE RISK CHARGE AND OUR RISKS

We currently charge an annual mortality and expense risk charge of 1.25% of the average daily net asset value of the variable account. We may raise or lower this charge in the future, but the charge will never exceed 1.40%.

Our Mortality Risk

We assume a mortality risk from our obligation to pay the Death Benefit to the beneficiary if the annuitant dies during the accumulation period because the annuitant may die at a time when the minimum death benefit guaranteed by the Certificate is higher than the Accumulated Value of the Certificate. In addition, in the case of a Certificate for which surrender charges remain in effect, the Surrender Value of the Certificate is lower than the Accumulated Value of the Certificate, but the Death Benefit paid on the death of the annuitant is unaffected by the surrender charge. Accordingly, our mortality risk is higher under such a Certificate than it would be under otherwise comparable annuities that reduce the death benefit by a surrender charge.

We assume a mortality risk by our contractual obligation to continue to make annuity payments for the entire life of the payee(s) under some payment options that extend for a life (or lives). If certain settlement options are selected, we relieve the payee(s) of the risk of outliving the amounts paid during retirement.

We assume a mortality risk under our annuity purchase rate tables that are guaranteed for the life of your Certificate. Our settlement options are based on a guaranteed effective annual interest rate of 3%. Options 1 and 2 are based on a guaranteed effective annual interest rate of 3% using the Annuity 2000 Mortality Table.

Our Expense Risk

We assume an expense risk under the Certificates. If the certificate fee we deduct from the Certificates to cover administrative expenses is not sufficient to cover the expenses actually incurred, we cannot raise these fees in excess of what is stated in the Certificate (i.e., maximum $45). Administrative expenses include the costs of processing premiums, annuity payments, withdrawals, surrenders and transfers, as well as the costs of furnishing confirmation notices and periodic reports, calculating the mortality and expense risk charge, preparing voting materials and tax reports, updating the registration statement for the Certificates, and actuarial and other expenses.

To compensate us for assuming these mortality and expense risks under the Certificates, we deduct a daily mortality and expense risk charge from the net assets of each subaccount in the variable account.

If the mortality and expense risk charge and other charges under a Certificate are insufficient to cover the actual mortality costs and administrative expenses incurred by us, we will bear the loss. If the mortality and expense risk charge proves more than sufficient, we will keep the excess for any proper purpose including, among other things, payment of sales expenses. We expect to make a profit from this charge.

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GENERAL INFORMATION ABOUT THE CERTIFICATES

THE ENTIRE CONTRACT

The entire contract between you and us consists of: your Certificate, including any endorsements or amendments attached; your application, including any supplemental documents; and our Articles of Incorporation, Constitution and Laws in force as of the Effective Date of your Certificate. We will not contest the contract.

GENDER NEUTRAL BENEFITS

Under our settlement options, we distinguish between men and women because of their different life expectancies. However, we do not make any such distinctions for Certificates that we issue in the state of Montana. This is because Montana enacted legislation that requires that optional annuity benefits (i.e., the annuity payments under our annuity payment options) not vary based on a person’s sex. In Arizona Governing Committee v. Norris, the U.S. Supreme Court held that optional annuity benefits provided under an employer’s deferred compensation plan could not, under Title VII of the Civil Rights Act of 1964, vary between men and women on the basis of sex. Because of this decision, the settlement option rates applicable to Certificates purchased under an employment-related insurance or benefit program may not, in some cases, vary on the basis of sex. We will apply unisex rates to certain qualified plans and those plans where an employer believes that the Norris decision applies.

Employers and employee organizations should consider, in consultation with legal counsel, the impact of the Norris decision and Title VII generally and any comparable state laws that may be applicable, on any employment-related insurance or benefit plan for which a Certificate may be purchased.

VOTING RIGHTS

Certain voting rights are attributable to the Funds underlying the variable account portion of the Certificates. No voting rights pertain to the fixed account interest. As required by law, we will vote the Fund shares held in a subaccount. We will vote according to the instructions of Certificate owners who have interests in any subaccount involved in the matter being voted upon. If the 1940 Act or any related regulation should be amended—or if the present interpretation of the 1940 Act or any related regulation should change—and as a result we determine that we are permitted to vote the Fund shares in our own right, then we may elect to do so.

You have voting interests with respect to Fund shares only during the accumulation period. During the annuity period (during which you receive annuity payments), you have no interest in the Funds and, therefore, you have no voting rights.

We determine the number of votes you have the right to cast by applying your percentage interest in a subaccount to the total number of votes in the variable account attributable to the entire subaccount. We will count fractional shares. We determine the number of votes of the Fund you have the right to cast as of the record date. These votes are cast at the meeting of the Fund. We will solicit voting instructions by writing to you before the meeting in accordance with procedures established by a Fund.

Any Fund shares held in a subaccount for which we do not receive timely voting instructions we will vote in proportion to the voting instructions we receive for all owners participating in that subaccount. We will vote any Fund shares that we or our affiliates hold in proportion to the aggregate votes of all shareholders in the Fund. Please note that the effect of proportional voting is that a small number of Certificate owners may control the outcome of a vote. We will send proxy materials, reports and other materials relating to the appropriate Fund to everyone having a voting interest in a subaccount.

STATE VARIATIONS

Any state variations in the Certificates are covered in a special certificate form for use in that state. This prospectus provides a general description of the Certificates. Your actual Certificate and any endorsements are the controlling documents. If you lose or misplace your Certificate and any endorsements, contact our Home Office.

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SURPLUS REFUNDS AND ASSESSMENTS

If our board of directors declares any surplus refunds to Certificate owners, we will pay you such surplus refunds. If we pay any such surplus refunds, we will credit them to your subaccount(s) and/or fixed account in the same proportion that your premiums would be credited. We do not anticipate any surplus refunds.

Subject to applicable law, if our general account reserves should become impaired (i.e., insufficient, under certain circumstances, to cover our obligations) our board of directors may require Certificate owners to make additional payments. If such payments are not made, the amount of such payments will be treated as a debt against the Certificate that accrues interest at 5% per year. No personal liability will attach to a Certificate owner; but you may recognize taxable income on the amount of such “debt.”

OUR REPORTS TO YOU

We will mail, at least annually, a report showing the Accumulated Value of your Certificate as of a date not more than two months before the date of mailing, as well as any further information required by any applicable law. We will mail reports to you at your last known address of record. We will also promptly mail a confirmation of each premium, withdrawal, surrender or transfer you make, except that when permitted by law or rule, we may omit sending confirmations for scheduled transactions such as dollar cost averaging or automatic rebalancing programs. Please review confirmations and reports immediately and inform us of any discrepancies. If we do not hear from you within sixty (60)  days, we will assume all information is accurate.

DATE OF RECEIPT

Unless we state otherwise, the date we receive any premium, written request, telephone request or any other communication is the actual date it is received at our Home Office in proper form (i.e., in good order). If we receive any such premium, requests or other communication after the close of trading on the New York Stock Exchange—usually 3:00 p.m. central time—or on a date which is not a valuation date, we will consider the date of receipt to be the next valuation date.

PAYMENT BY CHECK

If you pay a premium by check, we require a reasonable time for that check to clear your bank before such funds would be available to you for withdrawal. This period of time will not exceed twenty-one (21) days.

POSTPONEMENT OF PAYMENTS AND TRANSACTIONS

We will normally make payments of any Surrender Value within seven (7) days after we receive your request at our Home Office. However, we may delay this payment or any other type of payment from the variable account for any period when the New York Stock Exchange is closed for trading, other than customary weekend and holiday closings, or trading is restricted; an emergency exists, as a result of which it is not reasonably practicable to dispose of securities or to fairly determine their value; or the SEC or other legally authorized authority order permits or orders the delay.

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In addition, if, pursuant to SEC rules, any money market fund portfolio suspends payment of redemption proceeds (in connection with a liquidation of the Fund or due to Fund liquidity levels) then we will delay payment of any transfer, withdrawal, surrender, or death benefit from the corresponding subaccount until the Fund pays redemption proceeds.

We may also postpone transfers and allocations of Accumulated Value among the subaccounts and the fixed account under these circumstances. We may delay payment of any Surrender Value from the fixed account for up to six (6) months after we receive a request at our Home Office.

In addition, if mandated under applicable law, we may be required to reject a premium payment and/or block an Owner’s account and thereby refuse to pay any request for transfers, withdrawals, surrenders, or death benefits until instructions are received from the appropriate regulators. We may also be required to provide additional information about you or your account to governmental regulators.

QUESTIONS ABOUT YOUR CERTIFICATE

You may make inquiries regarding the Certificate by writing or calling our Home Office. The address for the Home Office is WoodmenLife, 1700 Farnam Street, Omaha, NE 68102. The toll-free telephone number is 1-877-664-3332.

FEDERAL TAX MATTERS

This section provides a summary of certain federal income tax considerations resulting from the purchase, ownership and disposition of a Certificate. The discussion is based on the Internal Revenue Code of 1986, as amended (the “Code”), U.S. Treasury Department regulations (the “Regulations”), judicial decisions and Internal Revenue Service (“IRS”) rulings and other administrative materials interpreting the Code, existing on the date of this prospectus. These authorities, however, are subject to change (retroactively in some instances) by Congress, the Treasury Department and the courts. The discussion below is general in nature and is not intended as an exhaustive treatise on the income taxation of Certificates. In addition, taxes other than federal income taxes, such as foreign, state and local taxes, and federal estate and gift taxes, may apply in connection with the purchase, ownership and disposition of Certificates. This discussion is not exhaustive, does not address any federal estate, gift or other tax consequences, or any foreign, state or local tax consequences associated with the Certificate and is not intended as tax advice.

PROSPECTIVE PURCHASERS OF CERTIFICATES ARE URGED TO CONSULT WITH, AND MUST RELY UPON, THEIR OWN TAX ADVISERS WITH SPECIFIC REFERENCE TO THEIR OWN TAX SITUATIONS AND POTENTIAL CHANGES IN APPLICABLE LAW, INCLUDING THE APPLICATION OF STATE AND LOCAL, FOREIGN AND OTHER TAX CONSIDERATIONS, IN EVALUATING THE TAX CONSEQUENCES OF PURCHASING AND OWNING A CERTIFICATE.

INCOME TAXATION OF WOODMENLIFE

Federal Tax Status

As a fraternal benefit society, we are currently exempt from federal income taxes under section 501(c)(8) of the Code, and from most types of state and local taxes pursuant to the operation of local law. As a result, no reserve for income taxes is currently charged against or maintained by us with respect to the sale of Certificates or establishment or maintenance of the variable accounts supporting the Certificates. We may make charges for such taxes if there is a material change in federal, state or local tax laws applicable to the variable accounts or to us, or to both.

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Taxation of Variable Accounts

As previously described herein, holders of Certificates will be offered a choice of broadly defined investment options that will allow them to allocate the assets underlying their Certificates to a fixed account, an account that provides a specified rate of interest, and/or to subaccounts of the variable account, each of which will pursue a specified, broadly defined investment strategy. The Code generally provides that the income, gains and losses from variable account investments are not income to the issuer until you withdraw the money, so long as the Certificates and the variable accounts meet certain requirements. Because the Certificates and the variable accounts are expected to meet such requirements, as well as our status as an Internal Revenue Code Section 501(c)(8) organization, we anticipate no tax liability resulting from the Certificates until withdrawal and, consequently, no reserve for income taxes is currently charged against or maintained by us with respect to the Certificates or the variable accounts. We may make charges for such taxes if there is a change in federal, state or local tax laws attributable to the Certificates and/or the variable accounts or our tax-exempt status.

STATUS OF CERTIFICATES AS ANNUITIES

A Certificate will be treated as an annuity for federal income tax purposes provided certain requirements are satisfied including:

•	the Certificate must be owned by an individual (or an individual must be treated as the owner for tax purposes);

•	variable account investments must be “adequately diversified;”

•	we, rather than you, must be considered the owner of variable account assets for federal tax purposes;

•	annuity payments must appropriately amortize premium payments and Certificate earnings;

•

if any owner of the Certificate dies on or after the annuity starting date and before the entire interest in such Certificate has been distributed, the remaining portion of such interest must be distributed at least as rapidly as under the method of distributions being used as of the date of his death; and

•

if any owner of a Certificate dies before the annuity starting date, the entire interest in such Certificate must be distributed within five years after the death of such owner, subject to certain exceptions.

CERTIFICATES HELD BY NON-NATURAL PERSONS

As a general rule, Nonqualified Certificates held by “non-natural persons,” such as corporations, trusts or similar entities, are not treated as annuity contracts for federal income tax purposes. The investment income on these Certificates is taxed each year as ordinary income received or accrued by the non-natural owner. There are exceptions to this general rule. For example, Certificates will generally be treated as held by a natural person if the nominal owner is a trust or other entity holding the Certificate as an agent for a natural person. However, this special exception does not apply to an employer who is the nominal owner of a Certificate under a nonqualified deferred compensation plan for its employees. Because we are a fraternal benefit society, we reserve the right to limit certificate ownership by a non-natural person. Additional exceptions to this general rule include:

•	certain Certificates acquired by a decedent’s estate by reason of the death of a decedent;

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•	certain Certificates issued in connection with a qualified retirement plan (see “Qualified Plans”);

•	certain Certificates used with structured settlement agreements; and

•	certain Certificates purchased with a single premium when the annuity starting date is no later than a year from contract purchase and substantially equal periodic payments are made at least annually.

DIVERSIFICATION REQUIREMENTS

For a Nonqualified Certificate to be treated as an annuity for federal income tax purposes, variable account investments supporting the Certificate must be “adequately diversified.” The Code and Regulations prescribe standards for adequately diversifying variable account investments. If the variable accounts supporting a Certificate fail to comply with these diversification standards, the Certificate would not be treated as an annuity for federal income tax purposes and the interest or earnings credited to the

Certificate in any year will generally be includible in the owner’s income that year for federal tax purposes.

Although the investments of the subaccounts of the variable account are controlled by managers of the Fund corresponding to each subaccount of the variable account, we expect that each subaccount will comply with the diversification requirements prescribed by the Code and Regulations.

OWNERSHIP TREATMENT

In certain circumstances, the owner of an annuity contract may, for federal tax purposes, be considered the owner of the assets of the variable account supporting the annuity. In those circumstances, income and gains from variable account investments are currently includible in the gross income of the annuity owner. The IRS, in published rulings, has ruled that a variable contract owner will be considered the owner of variable account assets if the owner possesses incidents of ownership in those assets, such as the ability to exercise investment control over the assets. However, the ownership rights under the Certificate are substantially similar to the ownership rights described in certain IRS rulings where it was determined that contract owners were not owners of the assets of a variable account (and thus not currently taxable on the income and gains). Accordingly, we expect that holders of Certificates will not be considered the owner of the assets of the variable account. To the extent that the law changes on the issue of ownership of variable account assets, we reserve the right to change the Certificate as necessary to attempt to prevent you from being considered the owner of the variable account assets. However, there is no assurance that our efforts would be successful.

DELAYED ANNUITY STARTING DATE

If the annuity starting date occurs (or is scheduled to occur) when the annuitant has reached an advanced age (e.g., 95), it is possible that the Certificate might not be treated as an annuity for federal income tax purposes. In that event, the income and gains under the Certificate could be currently includable in income.

INCOME TAXATION OF ANNUITIES

The discussion under this “Income Taxation of Annuities” section assumes that the Certificate will be treated as an annuity for federal income tax purposes. It further assumes that the Certificate is not a Qualified Certificate held in connection with a retirement plan that receives favorable treatment under the Code (referred to herein as “Qualified Plans”) unless otherwise specifically noted. For a discussion of certain federal income tax matters pertaining to the purchase and ownership of Qualified Certificates, see “Qualified Plans.”

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TAX DEFERRAL DURING ACCUMULATION PERIOD

Under the Code, except as described below, increases in a Nonqualified Certificate’s Accumulated Value are generally not taxable to the owner or annuitant until received as annuity payments or otherwise distributed.

MEDICARE HOSPITAL INSURANCE TAX ON CERTAIN DISTRIBUTIONS

Distributions from non-qualified annuity policies will be considered “investment income” for purposes of the Medicare tax on investment income. Thus, in certain circumstances, a 3.8% tax may be applied to some or all of the taxable portion of distributions (e.g., earnings) to individuals whose income exceeds certain threshold amounts. For more information regarding this tax and whether it may apply to you, please consult your tax advisor.

TAXATION OF WITHDRAWALS, ASSIGNMENTS AND PLEDGES

Cash withdrawals and the value of any part of a Certificate that is pledged or assigned, are taxable as income to the extent that the Accumulated Value of the Certificate immediately before the payment exceeds the “investment in the contract.” This excess is referred to as the “income on the contract.” “Investment in the contract” equals the total of premium payments (to the extent such payments were neither deductible when made or excludible from income as, for example, in the case of certain contributions to Qualified Certificates) minus any amounts previously received from the Certificate that were not includible in your income. All amounts includable in income with respect to the Certificate are taxed as ordinary income; no amounts are taxed at special lower rates applicable to long-term capital gains and corporate dividends. Systematic withdrawals made from your Certificate will be treated as partial surrenders, as described above. Taxable amounts described in this section may also be subject to a 10% penalty tax (see “Penalty Tax on Premature Distributions”) and be subject to federal income tax withholding requirements (see “Federal Income Tax Withholding”).

Other than in the case of Qualified Certificates (which generally cannot be assigned or pledged), any assignment or pledge of (or agreement to assign or pledge) any portion of the value of the Certificate is treated for federal income tax purposes as a surrender of such amount or portion. In the case of an assignment or pledge, the investment in the contract is increased by the amount included in taxable income by reason of the assignment or pledge, though it is not affected by any other aspect of the assignment or pledge (including its release).

If the board of directors requires the Certificate owner to make additional payments in connection with the general account reserves becoming impaired, and such payments are not made, the debt levied against the Certificate will be treated in the same manner as a pledge for federal income tax purposes.

GRATUITOUS TRANSFERS

If an owner transfers a Certificate without adequate consideration to a person other than the owner’s spouse (or to a former spouse incident to divorce), the owner will be taxed on the difference between his or her Surrender Value and the investment in the contract at the time of transfer. In such case, the transferee’s investment in the contract will increase by the amount included in taxable income by the transferor.

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COMPLETE SURRENDER, REDEMPTION OR MATURITY

Amounts received on complete surrender, redemption or maturity are includible in income only to the extent the amount received exceeds the investment in the contract. The gain is ordinary income, not capital gain.

PENALTY TAX ON PREMATURE DISTRIBUTIONS

Generally, a 10% penalty tax applies to the amount of any taxable payment from a Nonqualified Certificate. Exceptions to this general rule include:

•	payments received on or after the owner reaches age 59 1⁄2;

•	payments received on account of the owner becoming disabled (as defined in the tax law);

•	payments made to a beneficiary on or after the owner’s death or, for non-natural owners, after the primary annuitant’s death;

•

payments made as a series of substantially equal periodic payments (at least annually) for the owner’s life (or life expectancy) or for the joint lives (or joint life expectancies) of the owner and a designated beneficiary (within the meaning of the tax law); or

•

payments made under a Certificate purchased with a single premium when the annuity starting date is no later than a year from the date of Certificate purchase and substantially equal periodic payments are made at least annually.

Other exceptions may be applicable under certain circumstances and special rules may be applicable in connection with the exceptions enumerated above. In addition, a similar penalty tax, discussed under “Qualified Plans,” applies to Qualified Certificates. You should consult a tax adviser with regard to exceptions from the penalty tax.

AGGREGATION OF CONTRACTS

In certain circumstances, the taxable amount of an annuity payment, withdrawal, or surrender from a Certificate may be determined by combining some or all of the annuity contracts you own. For example, if you purchase a Certificate and also purchase an immediate annuity at approximately the same time, the IRS may treat the two as one annuity contract. If a person purchases two or more annuity Certificates from us during any calendar year, all such Certificates will be treated as one annuity contract for purposes of determining whether any payment not received as an annuity (including withdrawals and surrenders prior to the annuity starting date) is includible in income. The effects of aggregation are not always clear. However, it could affect the taxable amount of an annuity payment or withdrawal and the amount that might be subject to the 10% penalty tax as described above.

TAXATION OF ANNUITY PAYMENTS

Normally, the portion of each annuity payment taxable as ordinary income equals the excess of the payment over the exclusion amount. The exclusion amount is determined by multiplying (1) the payment by (2) the ratio of the investment in the contract, adjusted for any period certain or refund feature, to the total expected amount of annuity payments for the term of the Certificate (determined under the Regulations). Once the total amount of the investment in the contract is excluded using this formula, annuity payments will be fully taxable. If annuity payments stop because the annuitant dies before the total amount of the investment in the contract is recovered, the unrecovered amount generally is allowed as a deduction to the annuitant in the last taxable year. Annuity payments may be subject to federal income tax withholding requirements (see “Federal Income Tax Withholding”).

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There may be special income tax issues present in situations where the owner and annuitant are not the same person and are not married (as defined by federal law) to one another. You should consult with and must rely upon your own tax adviser in those situations.

TAXATION OF CERTIFICATE BENEFITS AT DEATH

Amounts may be distributed upon your or the annuitant’s death, either before or after the annuity starting date.

Before the annuity starting date, death proceeds are includible in income and:

•	if distributed in a lump sum they are taxed in the same manner as a full surrender, or

•	if distributed under an annuity payment option they are taxed like annuity payments.

After the annuity starting date, if a guaranteed period exists under a life contingent annuity payment option and the annuitant dies before the end of that period, payments made to the beneficiary for the remainder of that period are includible in income as follows:

•	if received in a lump sum they are includible in income if they exceed the unrecovered investment in the contract at that time; or

•

if distributed in accordance with the annuity payment option selected by the decedent they are fully excluded from income until the remaining investment in the contract is deemed to be recovered, and all annuity payments thereafter are fully includable in income.

Proceeds payable on death may be subject to federal income tax withholding requirements (see “Federal Income Tax Withholding”).

LOSS OF INTEREST DEDUCTION WHERE CERTIFICATES ARE HELD BY OR FOR THE BENEFIT OF CERTAIN NON-NATURAL PERSONS

In the case of a Certificate held by a non-natural owner (e.g., a corporation), all or some portion of otherwise deductible interest may not be deductible by the owner, regardless of whether the interest relates to debt used to purchase or carry the Certificate. However, this interest deduction disallowance does not affect Certificates where the owner is taxable each year on the investment income under the Certificate. Entities considering purchasing a Certificate, or entities that will be beneficiaries under a Certificate, should consult and must rely on their own tax adviser.

POLICY EXCHANGES

You can exchange certain life insurance, endowment, nonqualified annuity, and long term care contracts tax-free under Section 1035 of the Code if certain requirements are satisfied. If you already own an annuity or life insurance contract issued by another insurer, you are generally able to exchange that contract for a Certificate issued by us without incurring tax as a result of the exchange. Often these exchanges may result in surrender charges and losses or reductions in benefits such as the guaranteed minimum death benefit. If, after careful evaluation, you determine an exchange may be in your best interest, please make sure you comply with the income tax rules and Regulations that apply. For example, to receive tax-free treatment, a contract generally must be exchanged for the Certificate. If you simply surrender a contract and apply the proceeds of that contract towards the purchase of a Certificate, you will

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not qualify to receive tax-free treatment under Section 1035 of the Code and you will be taxed in the manner provided under “COMPLETE SURRENDER, REDEMPTION OR MATURITY.” If no cash or other non-like kind property is received in connection with any exchange, any gain will not be recognized. The investment in the contract of the new Certificate at the time of the exchange will be the same as the investment in the contract of the prior contract. Your Accumulated Value immediately after the exchange may exceed your investment in the contract. This excess may be includable in income should amounts subsequently be withdrawn or distributed from the Certificate (e.g., as a withdrawal, surrender, annuity payment, or death benefit). If you exchange part of an existing annuity contract for a Certificate, and within 180 days of the exchange you receive a payment (e.g., you make a withdrawal) from either the old annuity contract or the Certificate, the exchange may not be treated as a tax-free exchange. Rather, the exchange may be treated as if you had made a partial surrender from the old contract and then purchased the Certificate. In these circumstances, some or all of the amount exchanged into the Certificate could be includible in your income and subject to a 10% penalty tax.

There are various circumstances in which a partial exchange followed by receipt of a payment within 180 days of the exchange is unlikely to affect the tax-free treatment of the exchange.

If you are considering a policy exchange, you should consult with and must rely upon your own professional tax adviser to ensure that the requirements of Code Section 1035 are met.

QUALIFIED PLANS

The Certificates are also designed for use in connection with retirement plans that receive favorable treatment under the Code (“Qualified Plans”). As previously noted, such Certificates are referred to herein as “Qualified Certificates.” Numerous special tax rules apply to the participants in Qualified Plans and to Qualified Certificates. We make no attempt in this prospectus to provide more than general information about use of a Certificate with the various types of Qualified Plans. State income tax rules applicable to Qualified Plans and Qualified Certificates often differ from federal income tax rules, and this prospectus does not describe any of these differences.

Qualified Certificates generally will be amended as necessary to conform to plan requirements. However, you are cautioned that the rights of any person to any benefits under Qualified Plans may be subject to the terms and conditions of the plans themselves, regardless of the terms and conditions of the Qualified Certificate. In addition, we may not be bound by terms and conditions of Qualified Plans if they are inconsistent with the Certificate as it may be amended. Those who intend to use the Certificate in connection with Qualified Plans should consult with and must rely upon their own tax advisers.

The tax rules applicable to Qualified Plans vary according to the type of plan and the terms and conditions of the plan and they take precedence over the general annuity tax rules described above. For example, in the case of both withdrawals and annuity payments under certain Qualified Certificates, there may be no “investment in the contract” and the total amount received may be taxable. The includible amount is taxed at ordinary income tax rates. Also, while currently not permitted by your Certificate, loans from Qualified Certificates, where allowed, are subject to a variety of limitations, including restrictions as to the amount that may be borrowed, the duration of the loan and the manner in which the loan must be repaid. (You should always consult with and rely upon your tax adviser and retirement plan fiduciary prior to exercising loan privileges.) Both the amount of the contribution that may be made to acquire a Qualified Certificate, and the tax deduction or exclusion that may be claimed for such contribution, are limited under Qualified Plans.

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If a Certificate is used with a Qualified Plan, you and the annuitant generally must be the same individual and the annuitant generally may not be changed. For Qualified Certificates issued in connection with Section 401 Qualified Plans and other retirement plans subject to the Employee Retirement Income Security Act (“ERISA”), the spouse or former spouse of the owner will have rights in the Qualified Certificate. In such a case, the owner may need the consent of the spouse or former spouse to change annuity payment options, to elect a partial automatic withdrawal option, or to make a partial or full surrender of the Qualified Certificate.

Qualified Certificates are subject to special rules specifying the time at which distributions must begin and the amount that must be distributed each year. For example, the length of any guarantee period may be limited in some circumstances to satisfy certain minimum distribution requirements under the Code. An excise tax is imposed for the failure to comply with the minimum distribution requirements. This excise tax generally equals 50% of the amount by which the minimum required distribution exceeds the actual distribution. In the case of individual retirement annuities, distributions of minimum amounts must generally begin by April 1 of the calendar year following the calendar year in which the owner attains age 70 1⁄2. In the case of certain other Qualified Plans, distributions of such minimum amounts must generally commence by the later of this date or April 1 of the calendar year following the calendar year in which the employee retires. The Death Benefit under your Qualified Certificate, as well as any other benefits that the IRS may characterize as “other benefits” for purposes of the regulations under Code Section 401(a)(9), may affect the amount of the minimum required distribution that must be taken from your Qualified Certificate.

A 10% penalty tax may apply to the taxable amount of payments from Qualified Certificates. Various exceptions to this penalty may be available. For example, for individual retirement annuities, the penalty tax does not apply to a payment from your IRA Certificate:

•	received after you reach age 59 1⁄2;

•	received after your death or because of your disability (as defined in the tax law); or

•

made as a series of substantially equal periodic payments (at least annually) for your life (or life expectancy) or for the joint lives (or joint life expectancies) of you and your designated beneficiary (as defined in the tax law).

These exceptions generally apply to taxable distributions from other Qualified Plans (although, in the case of plans qualified under Code Sections 401 and 403, the exception above for substantially equal periodic payments applies only if you (the owner) have separated from service.) In addition, the penalty tax does not apply to certain distributions from IRAs which are used for qualified first-time home purchases, for higher education expenses, for certain medical expenses or for payment of health insurance premiums made by unemployed individuals. Special conditions must be met to qualify for these exceptions. If you wish to take a distribution for these purposes you should consult with and must rely upon your own tax adviser. Certain other exceptions to the 10% penalty tax not described herein also may apply.

QUALIFIED PLAN TYPES

We may issue Qualified Certificates for the following types of Qualified Plans. Employers and individuals intending to use the Certificate in connection with these plans should consult with and must rely upon their own tax adviser.

Individual Retirement Annuities

The Code permits eligible individuals to contribute to an individual retirement annuity known as an “IRA.” IRAs limit the amount contributed and deducted, the persons eligible and the time when distributions start. Also, subject to direct rollover and mandatory withholding requirements, distributions from other types of Qualified Plans may be “rolled over” on a tax-deferred basis into an IRA. A Certificate may not fund a “Coverdell Education Savings Account” (formerly known as an “Education IRA”).

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Simplified Employee Pensions (SEP IRAS)

The Code allows employers to establish simplified employee pension plans, using the employees’ IRAs. Under these plans the employer may make limited deductible contributions on behalf of the employees to IRAs.

SIMPLE IRAs

The Code permits certain small employers to establish a Savings Incentive Match Plan for Employees or “SIMPLE” IRAs, for their employees. Under SIMPLE IRAs, certain deductible contributions are made by both employees and employers. SIMPLE IRAs are subject to various requirements, including limits on the amounts that may be contributed, the persons who may be eligible and the time when distributions may commence.

Roth IRAs

Section 408A of the Code permits eligible individuals to contribute to an IRA known as a “Roth IRA.” Roth IRAs are generally subject to the same rules as other IRAs, but differ from other IRAs in certain respects, including:

•	Roth IRA contributions are never deductible;

•	“qualified distributions” from a Roth IRA are excludible from income;

•	mandatory distribution rules do not apply before death;

•	a rollover to a Roth IRA must be a “qualified rollover contribution;”

•	under the Code, special eligibility requirements must be satisfied to make contributions other than by rollover or transfer; and

•	contributions to a Roth IRA can be made after the owner has reached age 70 1⁄2.

A “qualified rollover contribution” to a Roth IRA can be made from:

•	a Roth IRA;

•	a non-Roth IRA;

•	a “designated Roth account” maintained under a Qualified Plan; or

•	a non-Roth account of a Qualified Plan.

All or part of a traditional IRA may be converted into a Roth IRA without taking an actual distribution. A conversion typically results in the inclusion of some or all of the IRA value in gross income, except that the 10% penalty tax does not apply. Income limits with respect to your “modified adjusted gross income” apply for purposes of making contributions, other than by rollover or transfer, to a Roth IRA.

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Any “qualified distribution,” as defined in Section 408A of the Code, from a Roth IRA is excludible from gross income. A qualified distribution includes a distribution you have held in a Roth IRA for five (5) years, if the distribution is made:

•	on or after you reach age 59 1⁄2; or

•	to a beneficiary after your death; or

•	because of your disability; or

•	to a first-time homebuyer who meets certain requirements.

Section 403(b) Annuities

Section 403(b) of the Code permits public school employees and employees of certain types of religious, charitable, educational and scientific organizations to have their employers purchase annuity contracts (or custodial accounts which hold mutual funds) for them and, subject to certain limitations, to exclude the amount of the purchase payments from gross income. These types of annuity contracts are commonly referred to as “tax-sheltered annuities” (“TSAs”) or “section 403(b) contracts.” Prior to January 1, 2009, you could purchase a Certificate with a special endorsement for use as a section 403(b) annuity contract. In the following discussion, we refer to the Certificates that we issued for use in this manner, as well as annuity contracts issued by other insurers for such use, as “Section 403(b) Contracts.” WoodmenLife no longer issues TSA Certificates and no longer accepts any additional contributions into existing Section 403(b) Contracts.

We will continue to administer existing Section 403(b) Contracts held under an employer’s TSA Plan in accordance with the requirements of section 403(b). WoodmenLife will also share information with your employer regarding the Section 403(b) Contracts held under the TSA Plan. In addition, to the extent permitted under the TSA Plan, we will allow owners of Section 403(b) Contracts, free of any otherwise applicable surrender charges, to:

•	Exchange their Section 403(b) Contracts for other Section 403(b) Contracts held under the TSA Plan that are issued by vendors eligible to receive contributions under the TSA Plan; and

•	Roll over their Section 403(b) Contracts to an eligible retirement plan, such as a traditional IRA (or a Roth IRA).

Section 403(b) Contracts must contain restrictions on distributions attributable to:

•	Contributions made pursuant to a salary reduction agreement in years beginning after December 31, 1988;

•	Earnings on those contributions; and

•	Earnings after December 31, 1988, on amounts attributable to salary reduction contributions held as of December 31, 1988.

Amounts described in the prior paragraph can be distributed only:

•	If you have reached age 59 1⁄2,

•	If you have had a severance from employment,

•	If you have died or become disabled (within the meaning of the tax law),

•	In the case of hardship (within the meaning of applicable tax law), or

•	If the distribution is a qualified reservist distribution under section 72(t)(2)(G) of the Code.

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Amounts permitted to be distributed in the event of hardship are limited to actual contributions; earnings thereon cannot be distributed on account of hardship.

Amounts subject to the withdrawal restrictions applicable to Section 403(b) custodial accounts holding mutual funds may be subject to more stringent restrictions. The foregoing limitations on withdrawals and distributions generally do not apply to a transfer of some or all of the value of a Section 403(b) Contract directly to the issuer of another Section 403(b) Contract or into a Section 403(b) custodial account holding mutual funds.

Subject to certain exceptions, the Regulations impose a written plan requirement and an information sharing requirement on Section 403(b) Contracts. Pursuant to these requirements, a rollover to a Section 403(b) Contract from an eligible retirement plan, a transfer to a TSA Plan from another TSA Plan, and the exchange of a Section 403(b) Contract for another Section 403(b) Contract under the same TSA Plan must be permitted under the TSA Plan pursuant to which the contract is maintained. In addition, the issuer of the Section 403(b) Contract and the employer maintaining the TSA Plan must agree to provide each other, from time to time, with information necessary for the Section 403(b) Contract, or any other contract to which contributions have been made by the employer, to satisfy Section 403(b) and other tax requirements. Failure to satisfy these requirements could result in adverse tax consequences to the owner of the Section 403(b) Contract, including current taxation of amounts that would otherwise be tax deferred.

We will not accept a rollover, transfer, or exchange into a Section 403(b) Contract.

A rollover, transfer, or exchange from your Section 403(b) Contract with us to another Section 403(b) Contract may be made only if the other Section 403(b) contract is maintained pursuant to a TSA Plan that permits the rollover, transfer or exchange. Before requesting a rollover, transfer, or exchange to another Section 403(b) Contract, you should consult your tax adviser about the income tax consequences of the proposed transaction.

Corporate and Self-Employed Pension and Profit-Sharing Plans

Sections 401(a) and 403(a) of the Code permit corporate employers to establish various types of tax-favored retirement plans for employees. Self-employed individuals may also establish such tax-favored retirement plans for themselves and their employees. Such retirement plans may permit the purchase of a Certificate in order to provide benefits under the plans.

ROLLOVER DISTRIBUTIONS

If a Certificate is used with a retirement plan that is qualified under Sections 401(a), 403(a) or 403(b) of the Code, any “eligible rollover distribution” from the Certificate will be subject to “direct rollover” and mandatory withholding requirements. An eligible rollover distribution generally is any taxable distribution from such a qualified retirement plan, excluding certain amounts such as:

•	minimum distributions required under Section 401(a)(9) of the Code;

•	distributions made as a result of hardship (as defined in the tax law); and

•	certain distributions for life, life expectancy, or for ten (10) years or more that are part of a “series of substantially equal periodic payments.”

Under these requirements, federal income tax equal to 20% of the eligible rollover distribution will be withheld from the amount of the distribution.

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Unlike withholding on certain other amounts distributed from a Certificate, discussed below, you cannot elect out of withholding with respect to an eligible rollover distribution. However, this 20% withholding will not apply if, instead of receiving the eligible rollover distribution, you elect to have it directly transferred to an eligible retirement plan. Prior to receiving an eligible rollover distribution, a notice will be provided explaining generally the direct rollover and mandatory withholding requirements and how to avoid the 20% withholding by electing a direct rollover.

Distributions that are rolled over from an IRA to another IRA within 60 days are not immediately taxable, however only one such rollover is permitted each year. Beginning in 2015, an individual can make only one rollover from an IRA to another (or the same) IRA in any 12-month period, regardless of the number of IRAs that are owned. The limit will apply by aggregating all of an individual’s IRAs, including SEP and SIMPLE IRAs as well as traditional and Roth IRAs, effectively treating them as one IRA for purposes of the limit. This limit does not apply to direct trustee-to-trustee transfers or conversions to Roth IRAs.

FEDERAL INCOME TAX WITHHOLDING

We withhold and send to the U.S. government a part of the taxable portion of each distribution unless the payee notifies us before distribution that he or she elects not to have any amounts withheld. In certain circumstances, we may be required to withhold tax. The withholding rates for the taxable portion of periodic annuity payments are the same as the withholding rates for wage payments. In addition, the withholding rate for the taxable portion of non- periodic payments (including withdrawals prior to the maturity date and conversions of, or rollovers from, non-Roth IRAs to Roth IRAs) is currently 10%. The current federal withholding rate for eligible rollover distributions is 20%. Whether or not federal income tax is withheld, the Certificate owner (or other applicable taxpayer) remains liable for payment of federal income tax on Certificate distributions.

DEFINITION OF SPOUSE UNDER FEDERAL LAW

The Certificate provides that upon your death, a surviving spouse may have certain continuation rights that he or she may elect to exercise. All Certificate provisions relating to spousal continuation are available only to a person who meets the definition of “spouse” under federal law. The U.S. Supreme Court has held that same-sex marriages must be permitted under state law and that marriages recognized under state law will be recognized for federal law purposes. Domestic partnerships and civil unions that are not recognized as legal marriages under state law, however, will not be treated as marriages under federal law. Consult a tax adviser for more information on this subject.

POSSIBLE TAX LAW CHANGES

Although the likelihood of legislative changes is uncertain, there is always the possibility that the tax treatment of the Certificate could change by legislation or otherwise. Consult a tax adviser with respect to legislative developments and their effect on the Certificate.

We have the right to modify the Certificate in response to legislative changes that could otherwise diminish the favorable tax treatment that annuity contract owners currently receive. We make no guarantee regarding the tax status or treatment of any certificate and do not intend the above discussion as tax advice.

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OTHER INFORMATION

RIGHTS RESERVED BY WOODMENLIFE

We reserve the right to make certain changes to or under the Certificate when such changes would serve your interests or if it would carry out the purposes of your Certificate. We can only make these changes when permitted by law and we will also obtain all required regulatory approvals. Some examples of such changes are:

•	to operate the variable account in any form allowed under the 1940 Act or in any other form allowed by law;

•	add, delete, combine or modify subaccounts in the variable account;

•	restrict or otherwise eliminate any voting rights of Certificate owners or other persons who have voting rights as to the variable account;

•	add, delete or substitute, for the Fund shares held in any subaccount, the shares of another fund or any other investment allowed by law; and

•	make any amendments to the Certificates necessary to comply with the provisions of the Code or any other applicable federal or state law.

DISTRIBUTION ARRANGEMENTS

Woodmen Financial Services, Inc., a Nebraska corporation (“WFS”), is the principal underwriter of your Certificates. It is our wholly owned, indirect subsidiary and its offices are located at 1700 Farnam Street, Omaha, NE 68102. WFS is a member of the Financial Industry Regulatory Authority, Inc. (“FINRA”) and is a broker-dealer registered with the SEC under the Securities Exchange Act of 1934.

WFS Registered Representatives are licensed with FINRA and must also be licensed by state insurance departments to sell the Certificates. Although WFS is currently the sole distributor for the Certificate, we may permit selling agreements with other broker-dealer firms to sell the Certificates. In addition, we may retain other firms to serve as principal underwriter of the Certificates. Certificates may not be available in all states.

WFS uses us as its paying agent to pay its Registered Representatives commissions and other distribution compensation on the sale of Certificates. This arrangement will not result in any charge to you in addition to the charges already described in this prospectus. We will pay Registered Representatives a commission of not more than 5% of the premiums paid on the Certificates. In addition to direct compensation, Registered Representatives may be eligible to receive other benefits based on the amount of earned commissions. These benefits may include such things as health care and pension/retirement programs as well as sales-related programs such as office allowances. Compensation may be paid in the form of non-cash compensation, subject to applicable regulatory requirements.

We intend to recoup commissions and other sales expenses through fees and charges imposed under the Certificate. Commissions paid on the Certificate, including other incentives or payments, are not charged directly to the owners or the variable account.

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CERTIFICATE OWNER MAILINGS

When multiple copies of the same disclosure document(s), such as prospectuses, semi-annual and annual reports are required to be mailed to multiple Certificate owners in the same household, we will mail only one copy of each document to each of those addresses shared by two or more accounts and to shareholders we reasonably believe are from the same family or household. If you would like to discontinue householding for your accounts, please call toll-free 1-877-664-3332 to request individual copies of these documents. Once we receive notice to stop householding, we will begin sending individual copies thirty days after receiving your request. This policy does not apply to account statements.

EFFECT OF STATE LAWS

Certain provisions of the Certificate may vary from state to state in order to conform with applicable state law. This prospectus describes generally applicable provisions. You should refer to your Certificate for any variations required by state law.

LEGAL PROCEEDINGS

Like other insurers, we are involved in various lawsuits and contingencies that have arisen from the normal conduct of business including claims that appear to be similar to claims asserted in class actions brought against many other life insurers and fraternals. In some lawsuits involving other insurers, substantial damages have been sought and/or material settlement payments have been made. Although the outcome of any litigation cannot be predicted with certainty, we believe that, at the present time, there are no pending or threatened lawsuits that are reasonably likely to have a material adverse impact on the Account, on the ability of WFS to perform under its principal underwriting agreement, or on our ability to meet our obligations under the Certificates.

FINANCIAL STATEMENTS

The audited statutory-basis balance sheets of WoodmenLife as of December 31, 2017 and 2018, and the related statutory-basis statements of operations, changes in surplus, and cash flow for each of the three (3) years in the period ended December 31, 2018, as well as the related Reports of Independent Auditors are contained in the Statement of Additional Information. Likewise, audited financial information for the WoodmenLife Variable Annuity Account for the years ended December 31, 2018, and December 31, 2017, as well as the related Reports of Independent Registered Public Accounting Firm, are contained in the Statement of Additional Information.

The financial statements of WoodmenLife and of the Account are included in the Statement of Additional Information. The statutory-basis financial statements of WoodmenLife should be distinguished from the financial statements of the Account, and should be considered only as bearing on WoodmenLife’s ability to meet its obligations under the Certificates. They should not be considered as bearing on the investment performance of the assets held in the Account.

STATEMENT OF ADDITIONAL INFORMATION TABLE OF CONTENTS

SAI- 2	General Information

SAI- 2	Regulation and Reserves

SAI- 3	Principal Underwriter

Prospectus 49

SAI- 3	Performance Information

SAI- 6	Legal Matters

SAI- 6	Financial Statements

F-1	Financial Statements

Prospectus 50

ORDER FORM

Please send me a copy of the most recent Statement of Additional Information

(SAI) for the Individual Flexible Premium Deferred Variable Annuity Certificate.

(Date)

(Name)

(Street Address)

(City) (State) (Zip Code)

Send to WoodmenLife, 1700 Farnam Street, Omaha, NE 68102. You may also make your request by calling toll-free at 1-877-664-3332.

Prospectus 51

Appendix

Condensed Financial Information

The WoodmenLife Variable Annuity Account (the “Account”) commenced operations on July 1, 2003; however, initial premiums were received by the subaccounts at various later times. The information presented below reflects the accumulation unit information for the subaccounts for the last ten (10) fiscal years of the Account, except as follows: for the five Franklin Templeton subaccounts—for the period from January 1, 2014 (the inception date) through December 31, 2018; and for the seven American Funds Insurance Series subaccounts—for the period from January 1, 2015 (the inception date) through December 31, 2018. You should read this information along with the financial statements and notes for WoodmenLife and for the account that are included in the SAI.

The unit value of any subaccount of the account will not generally be the same as the net asset value per share of the corresponding underlying Fund in which that subaccount invests. A reason for this deviation is that each unit value consists of the underlying Fund’s net asset value minus charges to the separate account. In addition, dividends declared by the underlying Fund are reinvested by the subaccount in additional shares of that Fund. These distributions have the effect of reducing the value of each share of the Fund and increasing the number of Fund shares outstanding. However, the total cash value in a subaccount or the separate account does not change as a result of such distributions.

Fidelity® VIP ContrafundSM Portfolio, Service Class

	Accumulation unit value at the beginning of the year	Accumulation unit value at the end of the year	Number of accumulation units outstanding at the end of the year
2018	$34.56	$31.91	815,506
2017	$28.74	$34.56	812,361
2016	$26.96	$28.74	768,222
2015	$27.15	$26.96	760,908
2014	$24.59	$27.15	704,192
2013	$18.98	$24.59	691,570
2012	$16.53	$18.98	604,465
2011	$17.19	$16.53	647,553
2010	$14.86	$17.19	733,837
2009	$11.09	$14.86	761,091
2008	$19.57	$11.09	804,527

Prospectus 52

Fidelity® VIP Equity Income PortfolioSM, Service Class

	Accumulation unit value at the beginning of the year	Accumulation unit value at the end of the year	Number of accumulation units outstanding at the end of the year
2018	$25.32	$22.90	296,135
2017	$22.73	$25.32	313,095
2016	$19.52	$22.73	303,383
2015	$20.61	$19.52	304,054
2014	$19.20	$20.61	332,054
2013	$15.19	$19.20	364,387
2012	$13.13	$15.19	322,999
2011	$13.16	$13.13	386,085
2010	$11.59	$13.16	425,665
2009	$9.03	$11.59	434,070
2008	$15.96	$9.03	453,894

Prospectus 53

Fidelity® VIP Growth Portfolio, Service Class

	Accumulation unit value at the beginning of the year	Accumulation unit value at the end of the year	Number of accumulation units outstanding at the end of the year
2018	$30.61	$30.15	330,344
2017	$22.96	$30.61	317,058
2016	$23.08	$22.96	296,471
2015	$21.83	$23.08	297,836
2014	$19.88	$21.83	268,523
2013	$14.78	$19.88	206,184
2012	$13.07	$14.78	178,180
2011	$13.24	$13.07	179,561
2010	$10.78	$13.24	181,063
2009	$8.52	$10.78	192,219
2008	$16.35	$8.52	184,965

Fidelity® VIP Growth & Income Portfolio, Service Class

	Accumulation unit value at the beginning of the year	Accumulation unit value at the end of the year	Number of accumulation units outstanding at the end of the year
2018	$26.27	$23.59	425,300
2017	$22.78	$26.27	423,166
2016	$19.89	$22.78	388,584
2015	$20.63	$19.89	386,870
2014	$18.92	$20.63	407,694
2013	$14.36	$18.92	355,216
2012	$12.28	$14.36	246,000
2011	$12.25	$12.28	255,008
2010	$10.81	$12.25	271,803
2009	$8.61	$10.81	309,743
2008	$14.97	$8.61	335,329

Prospectus 54

Fidelity® VIP Government Money Market Portfolio, Service Class

	Accumulation unit value at the beginning of the year	Accumulation unit value at the end of the year	Number of accumulation units outstanding at the end of the year
2018	$1.00	$1.01	2,457,993
2017	$1.01	$1.00	2,741,875
2016	$1.02	$1.01	3,762,618
2015	$1.03	$1.02	3,250,575
2014	$1.05	$1.03	2,807,879
2013	$1.06	$1.05	1,500,217
2012	$1.07	$1.06	1,737,503
2011	$1.09	$1.07	3,855,010
2010	$1.10	$1.09	1,538,021
2009	$1.11	$1.10	2,182,242
2008	$1.09	$1.11	3,062,306

Fidelity® VIP Overseas Portfolio, Service Class

	Accumulation unit value at the beginning of the year	Accumulation unit value at the end of the year	Number of accumulation units outstanding at the end of the year
2018	$24.75	$20.80	205,756
2017	$19.26	$24.75	216,227
2016	$20.55	$19.26	255,076
2015	$20.11	$20.55	235,947
2014	$22.17	$20.11	244,368
2013	$17.22	$22.17	259,969
2012	$14.47	$17.22	236,939
2011	$17.64	$14.47	259,045
2010	$15.86	$17.64	294,735
2009	$12.70	$15.86	302,028
2008	$22.91	$12.70	331,003

Prospectus 55

Calvert VP S&P 500 Index Portfolio

	Accumulation unit value at the beginning of the year	Accumulation unit value at the end of the year	Number of accumulation units outstanding at the end of the year
2018	$29.30	$27.56	413,849
2017	$24.42	$29.30	403,509
2016	$22.16	$24.42	356,153
2015	$22.23	$22.16	313,347
2014	$19.87	$22.23	298,993
2013	$15.26	$19.87	257,294
2012	$13.38	$15.26	186,600
2011	$13.32	$13.38	182,483
2010	$11.75	$13.32	205,587
2009	$9.44	$11.75	238,106
2008	$15.19	$9.44	243,870

Calvert VP S&P MidCap 400 Index Portfolio, Class I

	Accumulation unit value at the beginning of the year	Accumulation unit value at the end of the year	Number of accumulation units outstanding at the end of the year
2018	$37.64	$32.96	319,086
2017	$32.88	$37.64	342,805
2016	$27.69	$32.88	336,140
2015	$28.81	$27.69	329,594
2014	$26.70	$28.81	334,958
2013	$20.35	$26.70	354,947
2012	$17.57	$20.35	276,605
2011	$18.32	$17.57	295,944
2010	$14.63	$18.32	327,324
2009	$10.86	$14.63	331,179
2008	$17.35	$10.86	345,812

Prospectus 56

Calvert VP Russell 2000 Small Cap Index Portfolio, Class I

	Accumulation unit value at the beginning of the year	Accumulation unit value at the end of the year	Number of accumulation units outstanding at the end of the year
2018	$31.70	$27.79	169,522
2017	$28.06	$31.70	168,777
2016	$23.50	$28.06	165,844
2015	$25.10	$23.50	163,453
2014	$24.40	$25.10	167,483
2013	$17.92	$24.40	200,274
2012	$15.71	$17.92	166,973
2011	$16.85	$15.71	188,550
2010	$13.43	$16.85	209,848
2009	$10.78	$13.43	228,540
2008	$16.52	$10.78	248,456

Prospectus 57

Calvert VP Nasdaq-100 Index Portfolio, Class I

	Accumulation unit value at the beginning of the year	Accumulation unit value at the end of the year	Number of accumulation units outstanding at the end of the year
2018	$45.97	$45.19	355,155
2017	$35.17	$45.97	340,964
2016	$33.41	$35.17	294,700
2015	$31.02	$33.41	282,220
2014	$26.47	$31.02	227,267
2013	$19.70	$26.47	183,017
2012	$16.96	$19.70	128,695
2011	$16.73	$16.96	70,229
2010	$14.11	$16.73	75,189
2009	$9.31	$14.11	72,430
2008	$16.22	$9.31	70,049

Calvert VP EAFE International Index Portfolio, Class I

	Accumulation unit value at the beginning of the year	Accumulation unit value at the end of the year	Number of accumulation units outstanding at the end of the year
2018	$21.14	$18.04	96,280
2017	$17.16	$21.14	105,881
2016	$17.29	$17.16	105,292
2015	$17.80	$17.29	123,312
2014	$19.26	$17.80	137,361
2013	$16.15	$19.26	143,522
2012	$13.94	$16.15	155,924
2011	$16.12	$13.94	173,432
2010	$14.63	$16.12	214,010
2009	$12.15	$14.63	230,843
2008	$21.47	$12.15	233,243

Prospectus 58

Calvert VP Investment Grade Bond Index Portfolio, Class I

	Accumulation unit value at the beginning of the year	Accumulation unit value at the end of the year	Number of accumulation units outstanding at the end of the year
2018	$14.15	$13.92	205,420
2017	$13.85	$14.15	212,233
2016	$13.67	$13.85	204,489
2015	$13.83	$13.67	135,550
2014	$13.22	$13.83	134,244
2013	$13.77	$13.22	167,692
2012	$13.43	$13.77	140,856
2011	$12.51	$13.43	121,019
2010	$11.94	$12.51	121,455
2009	$11.56	$11.94	119,383
2008	$10.99	$11.56	118,602

Franklin Income VIP Fund, Class 2

	Accumulation unit value at the beginning of the year	Accumulation unit value at the end of the year	Number of accumulation units outstanding at the end of the year
2018	$11.57	$10.93	1,975,588
2017	$10.68	$11.57	1,769,755
2016	$9.48	$10.68	1,533,368
2015	$10.33	$9.48	1,280,592
2014	$10.00 (inception 1/1/2014)	$10.33	755,114

Franklin Mutual Global Discovery VIP Fund, Class 2

	Accumulation unit value at the beginning of the year	Accumulation unit value at the end of the year	Number of accumulation units outstanding at the end of the year
2018	$11.80	$10.35	572,541
2017	$11.00	$11.80	584,719
2016	$9.93	$11.00	583,141
2015	$10.44	$9.93	576,432
2014	$10.00 (inception 1/12014)	$10.44	325,560

Prospectus 59

Franklin Rising Dividends VIP Fund, Class 2

	Accumulation unit value at the beginning of the year	Accumulation unit value at the end of the year	Number of accumulation units outstanding at the end of the year
2018	$13.94	$13.07	1,135,387
2017	$11.71	$13.94	1,003,408
2016	$10.22	$11.71	894,055
2015	$10.74	$10.22	758,417
2014	$10.00 (inception 1/1/14)	$10.74	447,623

Franklin Strategic Income VIP Fund, Class 2

	Accumulation unit value at the beginning of the year	Accumulation unit value at the end of the year	Number of accumulation units outstanding at the end of the year
2018	$10.51	$10.16	989,288
2017	$10.18	$10.51	897,780
2016	$9.55	$10.18	718,466
2015	$10.06	$9.55	593,169
2014	$10.00 (inception 1/1/14)	$10.06	340,982

Templeton Global Bond VIP Fund, Class 2

	Accumulation unit value at the beginning of the year	Accumulation unit value at the end of the year	Number of accumulation units outstanding at the end of the year
2018	$9.73	$9.79	645,372
2017	$9.66	$9.73	595,424
2016	$9.50	$9.66	537,164
2015	$10.06	$9.50	461,781
2014	$10.00 (inception 1/1/14)	$10.06	267,601

Prospectus 60

PIMCO Real Return Portfolio Administrative Class

	Accumulation unit value at the beginning of the year	Accumulation unit value at the end of the year	Number of accumulation units outstanding at the end of the year
2018	$14.96	$14.44	568,675
2017	$14.61	$14.96	594,261
2016	$14.06	$14.61	633,022
2015	$14.64	$14.06	581,383
2014	$14.38	$14.64	633,968
2013	$16.04	$14.38	801,241
2012	$14.93	$16.04	822,419
2011	$13.47	$14.93	456,140
2010	$12.68	$13.47	403,625
2009	$10.85	$12.68	387,492
2008	$11.82	$10.85	351,812

PIMCO Low Duration Portfolio Administrative Class

	Accumulation unit value at the beginning of the year	Accumulation unit value at the end of the year	Number of accumulation units outstanding at the end of the year
2018	$12.77	$12.65	142,966
2017	$12.75	$12.77	166,105
2016	$12.74	$12.75	161,193
2015	$12.85	$12.74	147,359
2014	$12.91	$12.85	171,723
2013	$13.09	$12.91	228,375
2012	$12.52	$13.09	123,773
2011	$12.51	$12.52	108,064
2010	$12.06	$12.51	124,074
2009	$10.77	$12.06	103,317
2008	$10.96	$10.77	82,451

Prospectus 61

AMERICAN FUNDS INSURANCE SERIES

Global Growth Fund, Class 2

	Accumulation unit value at the beginning of the year	Accumulation unit value at the end of the year	Number of accumulation units outstanding at the end of the year
2018	$13.63	$12.24	309,829
2017	$10.49	$13.63	234,659
2016	$10.56	$10.49	154,182
2015	$10.00 (inception 1/1/2015)	$10.56	111,676

Global Small Capitalization Fund, Class 2

	Accumulation unit value at the beginning of the year	Accumulation unit value at the end of the year	Number of accumulation units outstanding at the end of the year
2018	$12.41	$10.97	96,584
2017	$9.98	$12.41	84,768
2016	$9.90	$9.98	68,150
2015	$10.00 (inception 1/1/2015)	$9.90	56,175

Growth Fund, Class 2

	Accumulation unit value at the beginning of the year	Accumulation unit value at the end of the year	Number of accumulation units outstanding at the end of the year
2018	$14.46	$14.24	814,817
2017	$11.41	$14.46	670,673
2016	$10.55	$11.41	492,085
2015	$10.00 (inception 1/1/2015)	$10.55	303,007

Prospectus 62

Global Growth and Income Fund, Class 2

	Accumulation unit value at the beginning of the year	Accumulation unit value at the end of the year	Number of accumulation units outstanding at the end of the year
2018	$12.86	$11.48	303,249
2017	$10.33	$12.86	244,076
2016	$9.74	$10.33	174,231
2015	$10.00 (inception 1/1/2015)	$9.74	105,086

Growth-Income Fund, Class 2

	Accumulation unit value at the beginning of the year	Accumulation unit value at the end of the year	Number of accumulation units outstanding at the end of the year
2018	$13.34	$12.94	860,206
2017	$11.03	$13.34	609,797
2016	$10.02	$11.03	419,609
2015	$10.00 (inception 1/1/2015)	$10.02	239,099

International Growth and Income Fund, Class 2

	Accumulation unit value at the beginning of the year	Accumulation unit value at the end of the year	Number of accumulation units outstanding at the end of the year
2018	$11.53	$10.11	114,093
2017	$9.34	$11.53	76,210
2016	$9.32	$9.34	55,717
2015	$10.00 (inception 1/1/2015)	$9.32	31,452

Prospectus 63

Asset Allocation Fund, Class 2

	Accumulation unit value at the beginning of the year	Accumulation unit value at the end of the year	Number of accumulation units outstanding at the end of the year
2018	$12.42	$11.70	806,889
2017	$10.82	$12.42	628,808
2016	$10.01	$10.82	406,638
2015	$10.00 (inception 1/1/2015)	$10.01	223,332

Prospectus 64

<WoodmenLife logo>

Woodmen Financial Services, Inc. is the distributor of the WoodmenLife Variable

Annuity and is a wholly owned, indirect subsidiary of: Woodmen of the World Life Insurance Society

1700 Farnam Street, Omaha, NE 68102.

Prospectus 65

STATEMENT OF ADDITIONAL INFORMATION

Dated May 1, 2019

Offered By: Woodmen of the World Life Insurance Society, 1700 Farnam Street, Omaha, NE 68102

This Statement of Additional Information (SAI) is not a prospectus, but should be read in conjunction with the Prospectus dated May 1, 2019, for WoodmenLife Variable Annuity Account (the “Separate Account”) describing an Individual Flexible Premium Deferred Variable Annuity Certificate (certificate) that Woodmen of the World Life Insurance Society (“WoodmenLife”) is offering to persons eligible for membership in WoodmenLife. Terms used in this SAI that are not otherwise defined herein have the same meanings given to them in the Prospectus. A copy of the Prospectus may be obtained at no charge by writing Woodmen of the World Life Insurance Society, 1700 Farnam Street, Omaha, NE 68102 or by calling (877) 664-3332.

TABLE OF CONTENTS

General Information	SAI - 2

Regulation and Reserves	SAI - 2

Principal Underwriter	SAI - 3

Performance Information	SAI - 3

Legal Matters	SAI - 6

Financial Statements	SAI - 6

Financial Statements	F - 1

SAI - 1

GENERAL INFORMATION

WoodmenLife is a fraternal benefit society organized under Internal Revenue Code section 501(c)(8) and established under the laws of the State of Nebraska. WoodmenLife is a non-profit, non-stock, membership organization licensed to do business in all states. Membership in WoodmenLife is open to all individuals who share its values. WoodmenLife’s members are joined together for insurance, education, and patriotic and volunteer opportunities.

REGULATION AND RESERVES

WoodmenLife is subject to regulation by the Office of the Director of Insurance of the State of Nebraska and by insurance departments of other states and jurisdictions in which it is licensed to do business. This regulation covers a variety of areas, including benefit reserve requirements, adequacy of insurance company capital and surplus, various operational standards and accounting and financial reporting procedures. WoodmenLife’s operations and accounts are subject to periodic examination by insurance regulatory authorities. The forms of certificates described in the Prospectus are filed with and (where required) approved by insurance officials in each state and jurisdiction in which certificates are sold.

Although the federal government generally has not directly regulated the business of insurance, federal initiatives often have an impact on the insurance business in a variety of ways. Federal measures that may affect the insurance business include federal privacy laws, employee benefit regulation, tax law changes affecting the taxation of insurance companies or of insurance products, changes in the laws that affect the relative desirability of various personal investment vehicles and removal of impediments on the entry of banking institutions into the insurance business. Also, both the executive and legislative branches of the federal government periodically have under consideration various insurance regulatory matters, which could ultimately result in direct federal regulation of some aspects of the insurance business. It is not possible to predict whether this increased regulation will occur or, if so, what the effect on WoodmenLife would be.

Pursuant to state insurance laws and regulations, WoodmenLife is obligated to carry on its books, as liabilities, reserves to meet its obligations under outstanding insurance contracts. These reserves are based on assumptions about, among other things, future claims experience and investment returns. Neither the reserve requirements nor the other aspects of state insurance regulation provide absolute protection to holders of insurance contracts, including holders of these certificates, if WoodmenLife were to incur claims or expenses at rates significantly higher than expected or experience significant unexpected losses on its investments.

SAI - 2

PRINCIPAL UNDERWRITER

Woodmen Financial Services, Inc. (“WFS”), a wholly owned, indirect subsidiary of WoodmenLife, serves as the exclusive principal underwriter of the continuously offered certificates pursuant to a Principal Underwriting and Servicing Agreement to which WFS and WoodmenLife, on behalf of itself and the Separate Account, are parties. The certificates will be sold through WoodmenLife representatives who are licensed by state insurance officials to sell the certificates and who are duly licensed registered representatives of WFS.

Representatives of other broker-dealer firms with which WFS has executed a selling agreement may also sell the certificates, although currently no such selling agreements are contemplated. In addition, WoodmenLife may engage other firms to serve as principal underwriters of the certificates but has not yet done so.

For the year 2016, WFS received $1,874,394.60 and paid out $1,771,954.00 to its registered representatives. For the year 2017, WFS received $2,071,174.95 and paid out $1,972,826.11 to its registered representatives. For the year 2018, WFS received $1,899,009.53 and paid $1,874,371.40 to its registered representatives.

PERFORMANCE INFORMATION

The Separate Account may, from time to time, advertise information relating to the performance of its subaccounts. The performance information that may be presented is not a prediction or guarantee of future investment performance and does not represent the actual return on amounts invested by any particular owner.

Money Market Subaccount—Yield and Effective Yield

Advertisements for the certificates may include yield and effective yield quotations for the Money Market Subaccount, which are computed in accordance with standard methods prescribed by the SEC. Under these methods, the Money Market Subaccount’s yield is calculated based on a hypothetical pre-existing account having a balance of one Money Market Subaccount’s unit at the beginning of a specified seven-day period. Yield is computed by dividing the net change, exclusive of capital changes and income other than investment income, in the accumulation unit value during the seven-day period, subtracting a hypothetical charge reflecting deductions from owner accounts, dividing the difference by the accumulation unit value at the beginning of the period to obtain the base period return and multiplying the base period return by the fraction 365/7. The Money Market Subaccount’s effective yield is calculated by compounding the base period return (computed as described above) for such period by adding 1 and raising the sum to a power equal to 365/7 and subtracting 1 from the result. Yield and effective yield do not reflect the deduction of certificate, withdrawal or surrender charges. The certificates currently are not subject to charges for state premium taxes.

The 7-day yield and effective 7-day yield for the Money Market Subaccount for the 7 days ended December 31, 2018 were 1.4106% and 1.4204%.

SAI - 3

Other Subaccounts

30-Day Yield: Advertisements for the certificates may include 30-day yield quotations for each subaccount other than the Money Market Subaccount, which are computed in accordance with a standard method prescribed by the SEC. These 30-day yield quotations are computed by dividing the dividends and interest per accumulation unit earned during the period (i.e. the net investment income earned by the Fund portfolio attributable to shares owned by the subaccount less expenses incurred during the period) by the maximum offering price per accumulation unit on the last day of the period, according to the following formula that assumes a semi- annual reinvestment of income:

Yield = 2[(((a-b)/cd)+1)6-1]

Where:

a = Net investment income earned during the period by the portfolio attributable to the subaccount.

b = Expenses accrued for the period (net of reimbursements).

c = The average daily number of accumulation units outstanding during the period.

d = The maximum offering price per accumulation unit on the last day of the period.

Standardized and Non-Standardized Average Annual Total Return.

Advertisements for the certificates may also include standardized and non-standardized average annual total return quotations for each subaccount for 1-, 5- and 10-year periods (or the life of the subaccount, if less). Standardized average annual total return quotations are computed in accordance with a standard method prescribed by the SEC. The average annual total return for a subaccount for a specific period is computed by finding the average annual compounded rates of return over the applicable period that would equate the initial amount invested to the ending redeemable value, according to the following formula:

P(1+T) n =ERV

Where:

P = A hypothetical initial payment of $1,000

T = Average annual total return

n = Number of years

ERV—Ending redeemable value of a hypothetical $1,000 payment made at the beginning of the 1-, 5- or 10-year periods (or fractional portion thereof)

SAI - 4

Non-standardized average annual total returns are calculated in the same manner and for the same time periods as the standardized average annual total returns described immediately above, except that the value of the non-standardized total returns do not reflect the effect of the withdrawal or surrender charges that may be imposed at the end of the period (because it is assumed that the certificate will continue through the end of each period) and the annual certificate Maintenance Charge (because the average certificate size is generally expected to be less than $50,000). If reflected, these charges would reduce the performance results presented.

Cumulative Total Return Advertisements for the certificates may also include cumulative total return quotations for each subaccount, for which the SEC has not prescribed a standard method of calculation. Cumulative total return is the non-annualized cumulative rate of return on a hypothetical initial investment of $1,000 in a subaccount for a specified period (hypothetical initial investment).

Performance quotations for each subaccount reflect the deduction of all recurring fees and charges applicable to each subaccount, such as the mortality and expense risk charge and certificate maintenance charge, and Fund operating expenses (net of reimbursements), except that yield quotations and non-standardized average annual total return calculations do not reflect any deduction for withdrawal or surrender charges. The certificates are not currently subject to a charge for state premium taxes. Cumulative total return is calculated by finding the cumulative rates of return of the hypothetical initial investment over various periods, according to the following formula and then expressing that as a percentage:

C = (ERV/P) = 1

Where:

C = Cumulative total return

ERV = Ending redeemable value of a hypothetical $1,000 payment made at the beginning of the applicable period.

P= A hypothetical initial payment of $1,000

Performance Comparisons

The performance of each of the subaccounts may be compared in advertisements and sales literature to the performance of other variable annuity issuers in general or to the performance of particular types of variable annuities investing in mutual funds or series of mutual funds, with investment objectives similar to each of the portfolios in which the subaccounts invest. Such comparisons may be made by use of independent services that

SAI - 5

monitor and rank the performance of variable annuity issuers in each of the major categories of investment objectives on an industry-wide basis, ranking such issuers on the basis of total return, assuming reinvestment of dividends and distributions, but excluding sales charges, redemption fees or certain expense deductions at the Separate Account level. Some rankings are based on total returns adjusted for withdrawal or surrender charges or may consider the effects of market risk on total return performance.

Companies providing rankings that may be used in advertisements and sales literature include Lipper Analytical Services, Inc., Morningstar, Inc. and the Variable Annuity Research and Data Service. In addition, each subaccounts performance may be compared in advertisements and sales literature to various benchmarks including but not limited to various Standard & Poor’s indexes and Barra growth and value subdivisions thereof, Morgan Stanley Capital International Europe, Australasia and Far East (MSCI EAFE) Index, Russell Indexes and growth and value subdivisions thereof, Merrill Lynch High Yield Master Index, the Wilshire Small Cap Index and the Barclays Aggregate Bond Index.

The portfolios may, from time to time, illustrate the benefits of tax deferral by comparing taxable investments to investments made in tax-deferred retirement plans and may illustrate in graph or chart form or otherwise, the benefit of dollar cost averaging by comparing investments made pursuant to a systematic investment plan.

The portfolios may also, from time to time, illustrate the concepts of asset allocation by use of hypothetical case studies representing various life cycles and/or risk levels of a certificate owner.

LEGAL MATTERS

All matters relating to Nebraska law pertaining to the certificates, including the validity of the certificates and our authority to issue the certificates, have been passed upon by Lynn L. Espeland, Esquire.

FINANCIAL STATEMENTS

Ernst and Young, LLP have audited the statutory-basis balance sheets of WoodmenLife as of December 31, 2017 and 2018, and the related statutory-basis statements of operations, changes in surplus, and cash flow for each of the three (3) years in the period ended December 31, 2018, and the financial information for the WoodmenLife Variable Annuity Account for the years ended December 31, 2018, and December 31, 2017. The financial statements and schedules have been included in reliance upon reports, given on the authority of the firm as experts in accounting and auditing. The mailing address of Ernst and Young, LLP is Suite 3000, 801 Grand Avenue, Des Moines, IA 50309-2764.

SAI - 6

Financial Statements & Other Financial Information - Statutory Basis

Woodmen of the World Life Insurance Society
Years Ended December 31, 2018, 2017, and 2016
With Reports of Independent Auditors

WoodmenLife®

Woodmen of the World Life Insurance Society

Financial Statements – Statutory Basis

Years Ended December 31, 2018, 2017, and 2016

Report of Independent Auditors

The Board of Directors

Woodmen of the World Life Insurance Society

We have audited the accompanying statutory-basis financial statements of Woodmen of the World Life Insurance Society, which comprise the balance sheets as of December 31, 2018 and 2017, and the related statements of operations, changes in surplus and cash flow for each of the three years in the period ended December 31, 2018, and the related notes to the financial statements.

Management’s Responsibility for the Financial Statements

Management is responsible for the preparation and fair presentation of these financial statements in conformity with accounting practices prescribed or permitted by the Nebraska Department of Insurance. Management also is responsible for the design, implementation and maintenance of internal control relevant to the preparation and fair presentation of financial statements that are free of material misstatement, whether due to fraud or error.

Auditor’s Responsibility

Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement.

An audit involves performing procedures to obtain audit evidence about the amounts and disclosures in the financial statements. The procedures selected depend on the auditor’s judgment, including the assessment of the risks of material misstatement of the financial statements, whether due to fraud or error. In making those risk assessments, the auditor considers internal control relevant to the entity’s preparation and fair presentation of the financial statements in order to design audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the entity’s internal control. Accordingly, we express no such opinion. An audit also includes evaluating the appropriateness of accounting policies used and the reasonableness of significant accounting estimates made by management, as well as evaluating the overall presentation of the financial statements.

We believe that the audit evidence we have obtained is sufficient and appropriate to provide a basis for our audit opinions.

Basis for Adverse Opinion on U.S. Generally Accepted Accounting Principles

As described in Note 1 to the statutory-basis financial statements, the Company prepared these financial statements using accounting practices prescribed or permitted by the Nebraska Department of Insurance, which is a basis of accounting other than U.S. generally accepted accounting principles. The effects on the financial statements of the variances between these statutory accounting practices and U.S. generally accepted accounting principles, although not reasonably determinable, are presumed to be material.

Adverse Opinion on U.S. Generally Accepted Accounting Principles

In our opinion, because of the significance of the matter described in the Basis for Adverse Opinion on U.S. Generally Accepted Accounting Principles paragraph, the statutory-basis financial statements referred to above do not present fairly, in conformity with U.S. generally accepted accounting principles, the financial position of Woodmen of the World Life Insurance Society at December 31, 2018 and 2017, or the results of its operations or its cash flows for each of the three years in the period ended December 31, 2018.

Opinion on Statutory-Basis of Accounting

In our opinion, the statutory-basis financial statements referred to above present fairly, in all material respects, the financial position of Woodmen of the World Life Insurance Society at December 31, 2018 and 2017, and the results of its operations and its cash flows for each of the three years in the period ended December 31, 2018, on the basis of accounting described in Note 1.

/s/ Ernst & Young LLP

Des Moines, Iowa

April 29, 2019

Woodmen of the World Life Insurance Society

Balance Sheets – Statutory Basis

(Dollars in Thousands)

	December 31
	2018	2017
Admitted assets
Cash and invested assets:
Bonds	$7,485,138	$7,473,524
Preferred stocks (cost $9,800 and $- as of December 31, 2018 and 2017)	8,338	—
Common stocks (unaffiliated) (cost $339,521 and $401,015 as of December 31, 2018 and 2017)	404,993	527,820
Common stocks (affiliated) (cost $17,370 and $17,350 as of December 31, 2018 and 2017)	1,569	1,207
Mortgage loans	2,037,358	2,028,936
Properties occupied by WoodmenLife	20,533	20,618
Real estate held for the production of income	57,932	58,572
Certificate loans	148,365	152,333
Cash, cash equivalents and short-term investments	180,833	103,811
Securities lending reinvested collateral assets	77,156	37,196
Derivatives	—	166
Other invested assets	8,800	853

Total cash and invested assets	10,431,015	10,405,036

Accrued investment income	71,072	74,521
Reinsurance balances recoverable	1,537	853
Electronic data processing equipment and other assets	1,376	1,375
Separate account assets	444,511	493,674

Total admitted assets	$10,949,511	$10,975,459

3

Woodmen of the World Life Insurance Society

Balance Sheets – Statutory Basis (continued)

(Dollars in Thousands)

	December 31
	2018	2017
Liabilities and surplus
Liabilities:
Aggregate reserves for certificate and contract liabilities:
Life and annuity reserves	$7,839,981	$7,900,802
Accident and health reserves	54,270	52,671
Liability for deposit-type contracts	802,926	769,047
Certificate and contract claims	41,585	43,505
Other certificateholders’ funds	1,527	1,693
Refunds to members	38,295	42,655

Total aggregate reserves for certificate and contract liabilities	8,778,584	8,810,373

Accrued commissions, general expenses, and taxes	25,157	24,421
Amounts withheld by WoodmenLife as agent or trustee	2,931	2,480
Liability for postretirement benefits	56,987	52,209
Liability for employees’ and fieldworkers’ benefits	11,839	12,314
Interest maintenance reserve	10,310	13,676
Asset valuation reserve	100,281	125,083
Payable for securities lending	77,162	37,189
Other liabilities	9,576	10,502
Separate account liabilities	444,511	493,674

Total liabilities	9,517,338	9,581,921

Surplus	1,432,173	1,393,538

Total liabilities and surplus	$10,949,511	$10,975,459

See accompanying notes.

4

Woodmen of the World Life Insurance Society

Statements of Operations – Statutory Basis

(Dollars in Thousands)

	Year Ended December 31
	2018	2017	2016
Premiums and other revenues:
Life and annuity premiums	$587,334	$570,242	$639,186
Net investment income	395,526	404,258	411,029
Amortization of interest maintenance reserve	4,289	5,805	5,857
Commissions on reinsurance ceded and other income	15,677	14,451	12,067
Other	9,152	5,464	5,262

Total premiums and other revenues	1,011,978	1,000,220	1,073,401

Benefits paid or provided:
Life benefits	228,319	224,078	222,819
Annuity benefits	378,064	310,706	276,983
Surrender benefits and withdrawals	134,964	131,171	134,641
Other benefits	44,038	41,899	43,387
Increase (decrease) in aggregate reserves for certificates and contracts and other certificateholders’ funds	(59,224)	(13,829)	100,203

Total benefits paid or provided	726,161	694,025	778,033

Insurance expenses and other deductions:
General insurance and fraternal expenses	121,268	125,534	125,098
Commissions	39,894	39,288	43,226
Insurance, taxes, licenses, and fees	6,449	6,310	6,688
Other, net	24,716	29,274	26,585

Total insurance expenses and other deductions	192,327	200,406	201,597

Gain from operations before refunds to members and net realized capital gains	93,490	105,789	93,771
Refunds to members	38,501	42,818	47,529

Net gain from operations before net realized capital gains	54,989	62,971	46,242
Net realized capital gains (losses)	30,238	(1,216)	113,003

Net income	$85,227	$61,755	$159,245

See accompanying notes.

5

Woodmen of the World Life Insurance Society

Statements of Changes in Surplus – Statutory Basis

(Dollars in Thousands)

	Year Ended December 31
	2018	2017	2016
Balance at beginning of year	$1,393,538	$1,270,236	$1,173,290
Net income	85,227	61,755	159,245
Change in net unrealized capital gains or losses	(62,588)	71,630	(81,491)
Change in asset valuation reserve	24,802	(2,633)	4,630
Change in non-admitted assets	(24,845)	(17,243)	(5,914)
Change in pension liability	16,039	7,919	20,476
Prior period adjustment for life reserves	—	1,874	—

Total surplus at end of year	$1,432,173	$1,393,538	$1,270,236

See accompanying notes.

6

Woodmen of the World Life Insurance Society

Statements of Cash Flow – Statutory Basis

(Dollars in Thousands)

	Year Ended December 31
	2018	2017	2016
Operating activities
Premium and annuity considerations	$596,825	$575,845	$644,343
Net investment income received	433,293	442,844	441,124
Other income	15,677	14,451	12,067

Total cash provided by operations	1,045,795	1,033,140	1,097,534

Benefits paid	(810,426)	(728,969)	(696,033)
Net transfers from separate accounts	(14,994)	(20,641)	(17,368)
Commissions and other expenses paid	(181,692)	(184,134)	(187,735)
Refunds paid to members	(42,861)	(47,278)	(50,524)

Total cash used in operations	(1,049,973)	(981,022)	(951,660)

Net cash provided by (used in) operating activities	(4,178)	52,118	145,874

Investing activities
Proceeds from sales, maturities, or repayments of investments:
Bonds	712,830	645,643	756,623
Stocks	130,575	92,055	366,209
Mortgage loans	221,080	240,226	224,443
Real estate	—	—	7,699
Other invested assets	9	416	—
Cash, cash equivalents and short-term investments	36	—	—
Securities lending	37,189	101,305	178,462
Miscellaneous proceeds	232	29	77

Total investment proceeds	1,101,951	1,079,674	1,533,513

Cost of investments acquired:
Bonds	(739,455)	(808,282)	(843,849)
Common stocks	(45,411)	(58,091)	(264,600)
Mortgage loans	(229,501)	(256,597)	(387,969)
Real estate	(6,647)	(5,755)	(11,041)
Other invested assets	(8,462)	(7)	(9)
Securities lending	(77,156)	(37,189)	(101,305)
Miscellaneous applications	—	—	—

Total cost of investments acquired	(1,106,632)	(1,165,921)	(1,608,773)
Net decrease in certificate loans	3,331	3,846	4,983

Net cash used in investing activities	(1,350)	(82,401)	(70,277)

Financing and other miscellaneous activities
Payable for securities lending	39,967	(64,116)	(77,157)
Other cash used in financing activities and miscellaneous sources	42,583	32,863	16,382

Net increase (decrease) in cash, cash equivalents and short-term investments	77,022	(61,536)	14,822
Cash, cash equivalents and short-term investments at beginning of year	103,811	165,347	150,525

Cash, cash equivalents and short-term investments at end of year	$180,833	$103,811	$165,347

See accompanying notes.

7

Woodmen of the World Life Insurance Society

Notes to Financial Statements – Statutory Basis

(Dollars in Thousands)

December 31, 2018

1. Nature of Operations and Significant Accounting Policies

Description of Business

Woodmen of the World Life Insurance Society (WoodmenLife) is a nonprofit fraternal benefit society incorporated in the state of Nebraska, exempt from tax under Internal Revenue Code (IRC) Section 501(c)(8).

WoodmenLife operates in the individual insurance market, with emphasis on life and annuity products. The vast majority of WoodmenLife’s premiums are in the family market, resulting in a relatively small average size certificate issued and in force. WoodmenLife markets its products through a captive field force and is licensed in all 50 states and the District of Columbia.

WFS Holdings, Inc., a wholly owned subsidiary of WoodmenLife, operates as a holding company for subsidiary entities of WoodmenLife. Subsidiary entities include Woodmen Financial Services, Inc. and Woodmen Insurance Agency, Inc.

Woodmen Financial Services, Inc., a wholly owned subsidiary of WFS Holdings, Inc., operates as an introducing broker-dealer engaged in the sale of a proprietary variable product (began July 1, 2003) offered by WoodmenLife to its members.

Woodmen Insurance Agency, Inc., a wholly owned subsidiary of WFS Holdings, Inc., is an insurance agency offering insurance products not offered by WoodmenLife.

Basis of Presentation

WoodmenLife’s financial statements have been prepared on the basis of accounting practices prescribed or permitted by the Nebraska Department of Insurance (statutory accounting practices), which practices differ from U.S. generally accepted accounting principles (GAAP).

8

Woodmen of the World Life Insurance Society

Notes to Financial Statements – Statutory Basis (continued)

(Dollars in Thousands)

1. Nature of Operations and Significant Accounting Policies (continued)

The more significant differences between statutory accounting practices and GAAP are as follows:

Investments in bonds are reported at amortized cost or fair value based on their National Association of Insurance Commissioners’ (NAIC) rating for statutory purposes. For GAAP purposes, such investments in fixed maturities are designated at purchase as held-to-maturity, trading, or available for sale. Held-to-maturity investments in fixed maturities are reported at amortized cost. The remaining investments in fixed maturities are reported at fair value, with the unrealized holding gains and losses reported in operations for those designated as trading and as a separate component of surplus for those designated as available for sale.

All single class and multi-class mortgage-backed/asset-backed securities (e.g., CMOs) are adjusted for the effects of changes in prepayment assumptions on the related accretion of discount or amortization of premium of such securities using the retrospective method. If the fair value of the mortgage-backed/asset-backed security is less than amortized cost, an entity shall assess whether the impairment is other-than-temporary. An other-than-temporary impairment is considered to have occurred if the discounted estimated future cash flows are less than the amortized cost basis of the security. An other-than-temporary impairment is also considered to have occurred if the fair value of the mortgage-backed/asset-backed security is less than its amortized cost basis and the entity intends to sell the security or the entity does not have the intent and ability to hold the security for a period of time sufficient to recover the amortized cost basis.

If it is determined an other-than-temporary impairment has occurred as a result of the cash flow analysis, the security is written down to the discounted estimated future cash flows. If an other-than-temporary impairment has occurred due to intent to sell or lack of intent and ability to hold, the security is written down to fair value.

For GAAP, all securities, purchased or retained, that represent beneficial interests in securitized assets (e.g., CMO, CBO, CDO, CLO, MBS, and ABS securities), other than high credit quality securities, are adjusted using the prospective method when there is a change in estimated future cash flows. If high credit quality securities are adjusted, the retrospective method is used. If it is determined that a decline in fair value is other-than-temporary and the entity intends to sell the security or more likely

9

Woodmen of the World Life Insurance Society

Notes to Financial Statements – Statutory Basis (continued)

(Dollars in Thousands)

1. Nature of Operations and Significant Accounting Policies (continued)

than not will be required to sell the security before recovery of its amortized cost basis less any current period credit loss, the other-than-temporary impairment should be recognized in earnings equal to the entire difference between the amortized cost basis and its fair value at the impairment date. If the entity does not intend to sell the security and it is not more likely than not that the entity will be required to sell the security before recovery, the other-than-temporary impairment should be separated into a) the amount representing the credit loss, which is recognized in earnings, and b) the amount related to all other factors, which is recognized in other comprehensive income. Other comprehensive income is a component of unassigned surplus and includes all gains and losses that have yet to be realized in net income as reflected in the Statements of Operations, including unrealized gains and losses on investments.

Under statutory guidance, preferred stocks of lower quality are carried at lower of book (cost) or fair value with the changes in fair value recognized in Surplus. GAAP guidance requires that preferred stocks be measured at fair value with the changes in fair value recognized in the income statement.

For statutory purposes, valuation allowances, if necessary, are established for mortgage loans based on the difference between the net value of the collateral, determined as the fair value of the collateral less estimated costs to obtain and sell, and the recorded investment in the mortgage loan. Under GAAP, valuation allowances would be established when the Company determines it is probable that it will be unable to collect all amounts (both principal and interest) due according to the contractual terms of the loan agreement. Such allowances are based on the present value of expected future cash flows discounted at the loan’s effective interest rate or, if foreclosure is probable, on the estimated fair value of the underlying real estate. The initial valuation allowance and subsequent changes in the allowance for mortgage loans are charged or credited directly to surplus as part of the change in the asset valuation reserve (AVR) for statutory purposes, rather than being included as a component of operations, as would be required by GAAP.

The AVR provides a valuation allowance for invested assets. The AVR is determined by NAIC-prescribed formula with changes reflected directly in surplus; AVR is not recognized for GAAP.

10

Woodmen of the World Life Insurance Society

Notes to Financial Statements – Statutory Basis (continued)

(Dollars in Thousands)

1. Nature of Operations and Significant Accounting Policies (continued)

Investment and foreclosed real estate are carried at the lower of cost or market and are reported net of related obligations rather than on a gross cost less accumulated depreciation basis as for GAAP. Real estate owned and occupied by the Company is included in investments rather than reported as an operating asset as under GAAP, and investment income and operating expenses for statutory reporting include rent for WoodmenLife’s occupancy of those properties. Changes between depreciated cost and admitted amounts are credited or charged directly to unassigned surplus rather than to income as would be required under GAAP.

Under a formula determined by the NAIC, WoodmenLife defers in the Interest Maintenance Reserve (IMR) the portion of realized gains and losses on sales of fixed income investments, principally bonds and mortgage loans, attributable to changes in the general level of interest rates and amortizes those deferrals over the remaining period to maturity. Realized capital gains and losses are reported in operations net of transfers to the IMR for statutory purposes rather than reported in the statement of operations in the period that the asset giving rise to the gain or loss is sold under GAAP.

The accounts and operations of WoodmenLife’s subsidiaries are not consolidated with the accounts and operations of WoodmenLife, and WoodmenLife’s share of undistributed earnings and losses of these subsidiaries is included in unrealized gains and losses, whereas consolidation is required under GAAP.

The direct and incremental costs of acquiring and renewing business are charged to current operations as incurred for statutory purposes rather than deferred and amortized over the premium-paying period or in proportion to the present value of expected gross profit margins for GAAP purposes.

Certain assets designated as non-admitted are excluded from the accompanying statutory-basis balance sheets and are charged directly to surplus. Under GAAP, such assets are included in the balance sheet.

Certificate reserves on traditional life insurance products are based on statutory mortality rates and interest that may differ from reserves based on reasonable assumptions of expected mortality, interest, and withdrawals used for GAAP purposes, which include a provision for possible unfavorable deviation from such assumptions.

11

Woodmen of the World Life Insurance Society

Notes to Financial Statements – Statutory Basis (continued)

(Dollars in Thousands)

1. Nature of Operations and Significant Accounting Policies (continued)

Certificate reserves on certain investment products use discounting methodologies based on statutory interest rates rather than full account values under GAAP.

Revenues for universal life-type policies and annuity policies with mortality or morbidity risk consist of premiums received, and benefits incurred represent the total death benefits paid and the change in policy reserves for statutory purposes. Under GAAP, revenues include only policy charges for the cost of insurance, certificate initiation and administration, surrender charges, and other fees that have been assessed against certificate account values, and benefits represent the excess of benefits paid over the policy account value and interest credited to the account values.

Expense allowances on reinsurance ceded are credited to income at the time the premium is ceded for statutory purposes rather than as a reduction to the amount of costs deferred and amortized over the premium-paying period or in proportion to the present value of expected gross profit margins for GAAP purposes.

Reinsurance amounts are netted against the corresponding receivable or payable balances for statutory purposes rather than shown as gross amounts on the balance sheet under GAAP.

Expenses for pension benefits and postretirement benefits other than pensions are recognized in accordance with statutory accounting, which does not accrue for the nonvested employees or future earnings considerations rather than including active participants not currently eligible and future earnings considerations for GAAP purposes.

Refunds to members are recognized when declared for statutory purposes rather than over the term of the related policies under GAAP.

The effects of the foregoing variances from GAAP have not been determined but are presumed to be material.

12

Woodmen of the World Life Insurance Society

Notes to Financial Statements – Statutory Basis (continued)

(Dollars in Thousands)

1. Nature of Operations and Significant Accounting Policies (continued)

Use of Estimates in the Preparation of Financial Statements

The preparation of WoodmenLife’s statutory-basis financial statements and accompanying notes requires management to make estimates and assumptions that affect the amounts reported and disclosed. These estimates and assumptions could change in the future as more information becomes known, which could impact the amounts reported and disclosed in the statutory-basis financial statements and accompanying notes.

Recent Accounting Pronouncements

Effective January 1, 2017, non-substantive amendments to SSAP’s 26 and 43R were prospectively adopted concerning the recognition of prepayment penalties on callable bonds as investment income rather than as realized capital gains subject to guidance in SSAP 7 – Asset Valuation Reserve and Interest Maintenance Reserve. For 2018 and 2017, investment income relating to prepayment penalties on callable bonds totaled $784 and 4,012, respectively.

During 2016, the Statutory Accounting Principles Working Group (SAPWG) adopted revisions to SSAP 2R, Cash, Cash Equivalents, Drafts and Short-term Investments. Under the new guidance, money market mutual funds (MMMF) shall be accounted for and reported as cash equivalents. Under previous guidance, MMMF were accounted for and reported as short-term investments. The new guidance was effective December 31, 2017 and was adopted prospectively.

U.S. tax legislation referred to as the Tax Cuts and Jobs Act (tax reform act) was enacted on December 22, 2017. The effects of tax legislation are recognized in the period of enactment under statutory guidance. Analysis of the effects of the Tax Act has been completed. As a tax-exempt fraternal benefit society, the tax reform act did not have a significant impact on WoodmenLife.

SSAP 100 – Fair Value was revised effective January 1, 2018 with early adoption permitted. The revisions allow the use of net asset value (NAV) as a practical expedient to fair value (An US GAAP concept) when specifically named in an SSAP or when specific conditions exist. Investments reported at NAV must be identified separately in the fair value hierarchy to permit reconciliations. Certain disclosures are required in instances when the asset may sell below NAV. SSAP 100R was adopted January 1, 2018 with no material impact to WoodmenLife’s statutory basis financial statements.

13

Woodmen of the World Life Insurance Society

Notes to Financial Statements – Statutory Basis (continued)

(Dollars in Thousands)

1. Nature of Operations and Significant Accounting Policies (continued)

Pending Accounting Pronouncements

A new framework for calculating life insurance policy statutory reserves, referred to as Principle-Based Reserving (PBR), became effective January 1, 2017, with an optional three-year transition period, becoming mandatory on January 1, 2020. It combines company specific assumptions with prescribed rule-based requirements and only applies to life products issued on or after the implementation date. Therefore, the reserve impact will emerge gradually. WoodmenLife plans to adopt PBR on January 1, 2020.

Correction of Error

A prior period adjustment was made directly to surplus in 2017 to correct the reinsurance credit offset from new Coinsurance Treaties utilized with a new term life insurance product that were effective October 1, 2016. As a result, the 2016 financial statement amounts as presented have liabilities as overstated, surplus as understated and net gains before refunds as understated.

Cash, Cash Equivalents and Short-Term Investments

The Company considers all highly liquid investments with a maturity of one year or less when purchased to be short-term investments and are valued at amortized cost.

Investments

Securities are valued in accordance with methods prescribed by the NAIC. Bonds are stated principally at cost, adjusted for amortization of premiums and accretion of discounts, both computed using the modified scientific method, and adjusted for other-than-temporary declines in fair value. For the loan-backed securities included in the bond portfolio, the Company uses the retrospective adjustment method for the effects of changes in prepayment assumptions on the related accretion of discount or amortization of premium of these securities. Prepayment assumptions for publicly traded loan-backed securities are obtained from Bloomberg. Privately placed loan-backed securities do not require adjustments for prepayment risks due to provisions within the terms and conditions of the notes. Equity tranche investments in collateralized debt obligations are classified as common stocks and are valued based on the prospective adjustment method for the effects of changes in prepayment and default assumptions. Prepayment and default assumptions are obtained from a third-party broker. Preferred stocks are reported at lower of cost or fair value. Common stocks are reported at fair value for unaffiliated companies and adjusted for other-than-temporary declines in fair value. For WoodmenLife’s noninsurance subsidiary, the common stock is carried at the GAAP equity value of the subsidiary.

14

Woodmen of the World Life Insurance Society

Notes to Financial Statements – Statutory Basis (continued)

(Dollars in Thousands)

1. Nature of Operations and Significant Accounting Policies (continued)

Mortgage loans are stated at the unpaid principal balance less any unearned discount. WoodmenLife records impaired loans at the present value of expected future cash flows discounted at the loan’s effective interest rate or, as an expedient, at the loan’s observable market price or the fair value of the collateral if the loan is collateral-dependent. A loan is impaired when it is probable the creditor will be unable to collect all contractual principal and interest payments due in accordance with the terms of the loan agreement.

Real estate occupied by WoodmenLife and real estate held for the production of income are reported at depreciated cost, net of encumbrances. Investment real estate that WoodmenLife has the intent to sell is reported at the lower of depreciated cost or fair value, net of encumbrances. Depreciation is calculated on both a straight-line basis and an accelerated basis over the estimated useful lives of the properties.

Certificate loans are stated at unpaid principal balances.

Net realized capital gains and losses on investments are determined using the specific identification basis, recorded as of trade date.

The AVR provides a reserve for losses from investments in bonds, preferred and common stocks, mortgage loans, real estate, and other invested assets, with related increases or decreases being recorded directly to surplus. Unrealized capital gains and losses on investments, including changes in mortgage and security reserves, are recorded directly in surplus. Comparable adjustments are also made to the AVR. Declines in value deemed to be other than temporary are charged to the statutory-basis statements of operations as realized losses.

The IMR primarily defers certain interest-related gains and losses on sales of fixed income securities that are amortized into net income over the estimated remaining lives of the investments sold.

Securities Lending

In order to generate income and to offset expenses, WoodmenLife lends portfolio securities to registered broker-dealers or other eligible parties. Loans of securities may not exceed 20% of WoodmenLife’s total admitted assets. In return for the loaned securities, the borrower provides cash in an amount equal to at least 102% of the current fair value of the loaned securities, including accrued interest. The trust department of a

15

Woodmen of the World Life Insurance Society

Notes to Financial Statements – Statutory Basis (continued)

(Dollars in Thousands)

1. Nature of Operations and Significant Accounting Policies (continued)

financial institution administers WoodmenLife’s securities lending program. The administrator monitors the adequacy of the cash collateral daily and requires the borrower to provide additional cash collateral in the event the value of the cash collateral falls below

100% of the fair value of the securities on loan. At December 31, 2018 and 2017, the cash collateral received from the borrowers aggregated $77,162 and $37,189, respectively. WoodmenLife has the right to call any such loan and obtain the securities loaned at any time as allowed by required notice provisions. The loaned securities remain the property of WoodmenLife and therefore continue to be carried and accounted for as invested assets. The invested collateral and the liability representing the obligation to return it is also recorded on the balance sheet.

At December 31, 2018 and 2017, the following securities were loaned to broker-dealers and other eligible parties:

	2018			2017
	General	Separate		General	Separate
	Account	Account	Total	Account	Account	Total
Bonds, at amortized cost	$71,949	$—	$71,949	32,482	$—	$32,482
Common stocks, at fair value	3,169	—	3,169	3,260	—	3,260

Total	$75,118	$—	$75,118	$35,742	$—	$35,742

At December 31, 2018 and 2017, the fair value of the above securities aggregated $75,545 and $36,152, respectively.

The contractual maturities of the cash collateral received are as follows:

	General	Separate
	Account	Account	Total
Cash collateral received – securities lending Open	$77,162	$—	$77,162
30 days or less	—	—	—
31 to 60 days	—	—	—
61 to 90 days	—	—	—
Greater than 90 days	—	—	—

Sub-total	77,162	—	77,162
Securities received	—	—	—

Total collateral received	$77,162	$—	$77,162

16

Woodmen of the World Life Insurance Society

Notes to Financial Statements – Statutory Basis (continued)

(Dollars in Thousands)

1. Nature of Operations and Significant Accounting Policies (continued)

The maturity dates of the reinvested securities lending collateral are as follows:

	General Account		Separate Account		Total
	Amortized		Amortized	Fair	Amortized
	Cost	Fair Value	Cost	Value	Cost	Fair Value
Cash collateral reinvested – securities lending Open	$(2,754)	$(2,754)	$—	$—	$(2,754)	$(2,754)
30 days or less	79,910	79,910	—	—	79,910	79,910
31 to 60 days	—	—	—	—	—	—
61 to 90 days	—	—	—	—	—	—
91 to 120 days	—	—	—	—	—	—
121 to 180 days	—	—	—	—	—	—
181 to 365 days	—	—	—	—	—	—
1 to 2 years	—	—	—	—	—	—
2 to 3 years	—	—	—	—	—	—
Greater than 3 years	—	—	—	—	—	—

Sub-total	77,156	77,156	—	—	77,156	77,156
Securities received	—	—	—	—	—	—

Total collateral reinvested	$77,156	$77,156	$—	$—	$77,156	$77,156

WoodmenLife has a revenue-sharing agreement with the custodian bank, whereby the cash collateral is invested in certain money market and short-term bond funds. Under the arrangement, earnings generated by the investments are shared between WoodmenLife and the custodian bank, thus generating an additional return on the loaned securities. At December 31, 2018 and 2017, this fair value of the money market and short-term bond funds aggregated $77,156 and $37,196, respectively.

Restricted Assets

				Gross Restricted					Percentage
	Current Year
			Total
			Separate	S/A				Total		Admitted
	Total	G/A	Account	Assets		Total		Current	Gross	Restricted
	General	Supporting	(S/A)	Supporting		From		Year	Restricted	to Total
	Account	S/A	Restricted	G/A		Prior	Increase/	Admitted	to Total	Admitted
	(G/A)	Activity	Assets	Activity	Total	Year	Decrease	Restricted	Assets	Assets
Collateral held under security lending agreements	$77,156	$—	$—	$—	$77,156	$37,196	$39,960	$77,156	0.7%	0.7%

On deposit with states	623	—	—	—	623	622	1	623	0.0%	0.0%

Total restricted assets	$77,779	$—	$—	$—	$77,779	37,818	$39,961	$77,779	0.7%	0.7%

17

Woodmen of the World Life Insurance Society

Notes to Financial Statements – Statutory Basis (continued)

(Dollars in Thousands)

1. Nature of Operations and Significant Accounting Policies (continued)

Reserves for Insurance, Annuity, and Accident and Health Certificates

Life, annuity, and accident and health disability benefit reserves are developed by actuarial methods and are determined based on published tables using statutorily specified interest rates and valuation methods that will provide, in the aggregate, reserves that are greater than or equal to the minimum or guaranteed certificate cash values or the amounts required by the Nebraska Department of Insurance. WoodmenLife waives deduction of deferred fractional premiums on the death of life and annuity certificate insureds and returns any portion of the final premium beyond the date of death. Surrender values on certificates do not exceed the corresponding benefit reserves. Substandard certificates are valued on the same basis as standard certificates. Additional reserves are established when the results of cash flow testing under various interest rate scenarios indicate the need for such reserves or the net premiums exceed the gross premiums on any insurance in force.

Tabular interest, tabular less actual reserves released, and tabular cost have been determined by formula. Tabular interest on funds not involving life contingencies is equal to the guaranteed interest credited to these funds during the year.

The liability for unpaid accident and health claims is an estimate of the ultimate net cost of all reported and unreported losses not yet settled. This liability is estimated using actuarial analyses and case-basis evaluations. Although considerable variability is inherent in such estimates, WoodmenLife believes that the liability for unpaid claims is adequate. These estimates are continually reviewed, and as adjustments to this liability become necessary, such adjustments are reflected in current operations.

Reserves for WoodmenLife’s equity-indexed annuity product are calculated using the market value reserve method. Updated market values on the call options backing this product are used in the determination of reserves. The method used for determining the fair values of the call options used in calculating the aggregate reserve liability for the equity-indexed annuity product is the same method used in establishing the statement value of the call options included in assets in the accompanying statutory-basis balance sheets.

18

Woodmen of the World Life Insurance Society

Notes to Financial Statements – Statutory Basis (continued)

(Dollars in Thousands)

1. Nature of Operations and Significant Accounting Policies (continued)

Revenue Recognition and Related Expenses

Life premiums are recognized as income over the premium paying period of the related certificates. Annuity considerations are recognized as revenue when received. Deposits on deposit-type contracts are recorded directly as a liability when received. Health premiums are earned ratably over the terms of the related insurance and reinsurance contracts or policies. Expenses incurred in connection with acquiring new insurance business, including acquisition costs such as commissions, are charged to operations as incurred.

Reinsurance

WoodmenLife reinsures certain risks related to a portion of its life and accident and health insurance business. Reinsurance premiums, expenses, and reserves related to reinsured business are accounted for on a basis consistent with that used for the original policies issued and the terms of the reinsurance contracts. Premiums ceded to other entities (2018 – $17,046; 2017 – $13,968; and 2016 – $11,405) are reported as a reduction of premium income and insurance reserves applicable to reinsurance ceded have also been reported as reductions of reserves (2018 – $70,683; 2017 – $69,516; and 2016 – $64,020). WoodmenLife received reinsurance recoveries in the amount of $12,065 and $10,260 during 2018 and 2017, respectively. WoodmenLife is contingently liable with respect to reinsurance ceded to other entities in the event the reinsurer is unable to meet the obligations that it has assumed.

Separate Accounts

Separate accounts represent funds related to WoodmenLife’s pension plan liabilities, which are backed by mutual funds, and the WoodmenLife Variable Annuity Account. The separate account assets supporting the contract liabilities are 100% legally insulated from the general account liabilities of WoodmenLife.

As of December 31, 2018 and 2017, the fair value of mutual funds used to back pension plan liabilities was $227,278 and $276,511, respectively. As of December 31, 2018 and 2017, there were no dividends declared.

19

Woodmen of the World Life Insurance Society

Notes to Financial Statements – Statutory Basis (continued)

(Dollars in Thousands)

1. Nature of Operations and Significant Accounting Policies (continued)

The remaining assets and liabilities in the separate accounts represent funds for an individual annuity product with a nonguaranteed return and for which the certificate holder, rather than WoodmenLife, bears the investment risk. Separate account assets, which consist of investments in mutual funds and one money market mutual fund, are reported at fair value. Per SSAP 2R the money market mutual fund is accounted for and reported as a cash equivalent beginning in 2017. At December 31, 2018 and 2017, the fair value of these investments was $217,233 and $217,163, respectively.

The statutory-basis statements of operations include the premiums, benefits, and other items arising from operations of the WoodmenLife Variable Annuity Account. Revenues and expenses related to the WoodmenLife Variable Annuity Account, to the extent of benefits paid or provided to the WoodmenLife Variable Annuity Account certificate holders, are excluded from the amounts reported in the accompanying statutory-basis statements of operations. The total assets and liabilities relating to the separate accounts have been shown as a separate line item on the statutory-basis balance sheets.

Fraternal Benefit Expenses

Fraternal benefit expenses represent expenditures made primarily for membership activities.

Other

Non-admitted assets (principally certain investments, receivables, and furniture and equipment) have been excluded from the statutory-basis balance sheets through a change to surplus.

One hundred percent of the WoodmenLife’s life contracts are considered to be participating. Refunds to be paid to certificate holders are determined annually by resolution of WoodmenLife’s Board of Directors. The aggregate amount of certificate refunds is related to actual interest, mortality, morbidity, and expense experience for the year and judgment as to the appropriate level of statutory surplus to be retained by WoodmenLife. Certificate holders may receive their refund in cash, apply the refund to the purchase of fully paid-up insurance, apply the refund as renewal premium, or leave the refund on deposit with WoodmenLife to accumulate interest. An estimated provision has been made for dividends expected to be paid in the following calendar year.

Other admitted assets are valued as prescribed by the Nebraska insurance laws.

20

Woodmen of the World Life Insurance Society

Notes to Financial Statements – Statutory Basis (continued)

(Dollars in Thousands)

1. Nature of Operations and Significant Accounting Policies (continued)

Subsequent Events

WoodmenLife has evaluated subsequent events through April 29, 2019, which is the date the statutory-basis financial statements were issued.

2. Investments

The amortized cost and estimated fair value of bonds and common stocks as of December 31, 2018 and 2017, are as follows:

	Amortized Cost	Gross Unrealized Gains	Gross Unrealized Losses	Estimated Fair Value
December 31, 2018
Bonds:
United States government and agencies	$216,302	$8,911	$(133)	$225,080
States and political subdivisions	824,347	20,478	(3,875)	840,950
Foreign governments	793,053	4,109	(13,262)	783,900
Corporate securities	4,105,620	29,138	(86,971)	4,047,787
Mortgage- and asset-backed securities	1,545,816	15,112	(48,714)	1,512,214

	$7,485,138	$77,748	$(152,955)	$7,409,931

Preferred stocks:
Unaffiliated	9,800	978	(1,462)	9,316

Common stocks
Unaffiliated	339,521	75,416	(9,944)	404,993

	$349,321	$76,394	$(11,406)	$414,309

21

Woodmen of the World Life Insurance Society

Notes to Financial Statements – Statutory Basis (continued)

(Dollars in Thousands)

2. Investments (continued)

	Amortized Cost	Gross Unrealized Gains	Gross Unrealized Losses	Estimated Fair Value
December 31, 2017
Bonds:
United States government and agencies	$257,280	$14,254	$(28)	$271,506
States and political subdivisions	867,261	35,950	(2,575)	900,636
Foreign governments	772,971	17,793	(3,241)	787,523
Corporate securities	4,128,616	101,763	(21,790)	4,208,589
Mortgage- and asset-backed securities	1,447,396	18,780	(23,735)	1,442,441

	$7,473,524	$188,540	$(51,369)	$7,610,695

Common stocks:
Unaffiliated	401,015	131,613	(4,808)	527,820

	$401,015	$131,613	$(4,808)	$527,820

For bonds with unrealized losses as of December 31, 2018, the gross unrealized losses and fair value, aggregated by investment category and length of time that individual securities have been in a continuous unrealized loss position, are summarized as follows:

	Less Than 12 Months			Greater Than or Equal to 12 Months		Total
		Gross			Gross		Gross
	Estimated	Unrealized		Estimated	Unrealized	Estimated	Unrealized
	Fair Value	Losses		Fair Value	Losses	Fair Value	Losses
Bonds:
US Government	$5,922	$(18	) $	11,408	$(115)	$17,330	$(133)
States and political subdivisions	66,750	(1,248)		94,832	(2,627)	161,582	(3,875)
Foreign governments	303,453	(6,222)		137,871	(7,040)	441,324	(13,262)
Corporate securities	1,858,843	(42,115)		810,634	(44,856)	2,669,477	(86,971)
Mortgage- and asset-backed securities	377,003	(6,888)		757,435	(41,826)	1,134,438	(48,714)

Total bonds	$2,611,971	$(56,491)		$1,812,180	$(96,464)	$4,424,151	$(152,955)

22

Woodmen of the World Life Insurance Society

Notes to Financial Statements – Statutory Basis (continued)

(Dollars in Thousands)

2. Investments (continued)

Included in the above table are 576 securities from 299 issuers. Approximately 98% of the unrealized losses on fixed maturity securities are on securities that are rated investment grade. Investment grade securities are defined as those securities rated a 1 or 2 by the Investment Analysis Office of the NAIC. Unrealized losses on investment grade securities are principally related to changes in market interest rates or changes in credit spreads since the securities were acquired.

For bonds with unrealized losses as of December 31, 2017, the gross unrealized losses and fair value, aggregated by investment category and length of time that individual securities have been in a continuous unrealized loss position, are summarized as follows:

	Less Than 12 Months		Greater Than or Equal to 12 Months		Total
		Gross		Gross		Gross
	Estimated	Unrealized	Estimated	Unrealized	Estimated	Unrealized
	Fair Value	Losses	Fair Value	Losses	Fair Value	Losses
Bonds:
US Government	$—	$—	$13,459	$(28)	$13,459	$(28)
States and political subdivisions	74,817	(425)	83,163	(2,151)	157,980	(2,575)

Foreign governments	39,165	(834)	161,515	(2,404)	200,680	(3,241)
Corporate securities	189,837	(3,142)	683,029	(18,647)	872,866	(21,790)
Mortgage- and asset-backed securities	174,661	(2,053)	612,785	(21,682)	787,446	(23,735)

Total bonds	$478,480	$(6,454)	$1,553,951	$(44,912)	$2,032,431	$(51,369)

Included in the above table are 243 securities from 118 issuers. Approximately 97% of the unrealized losses on fixed maturity securities are on securities that are rated investment grade. Investment grade securities are defined as those securities rated a 1 or 2 by the Investment Analysis Office of the NAIC. Unrealized losses on investment grade securities are principally related to changes in market interest rates or changes in credit spreads since the securities were acquired.

23

Woodmen of the World Life Insurance Society

Notes to Financial Statements – Statutory Basis (continued)

(Dollars in Thousands)

2. Investments (continued)

WoodmenLife closely monitors the financial condition and operations of the securities rated below investment grade and of certain investment grade securities on which it has concerns regarding credit quality. The Company also regularly monitors industry sectors. WoodmenLife considers relevant facts and circumstances in evaluating whether the impairment is other than temporary, including (1) the probability of WoodmenLife collecting all amounts due according to the contractual terms of the security in effect at the date of acquisition and (2) WoodmenLife’s decision to sell a security prior to its maturity at an amount below its carrying amount, or with respect to certain asset backed or structured securities, its ability and intent to hold until recovery to cost or amortized cost. Additionally, financial condition, near-term prospects of the issuer, and nationally recognized credit rating changes are monitored. For asset-backed securities, cash flow trends and underlying levels of collateral are monitored. WoodmenLife will record a charge to the statutory-basis statements of operations to the extent that these securities are subsequently determined to be other-than-temporarily impaired. WoodmenLife believes the issuers of the securities in an unrealized loss position will continue to make payments as scheduled.

The following table shows gross unrealized losses and fair values of common stocks, aggregated by length of time that individual securities have been in a continuous unrealized loss position:

	Less Than 12 Months		12 Months or More		Total
		Gross		Gross		Gross
	Estimated	Unrealized	Estimated	Unrealized	Estimated	Unrealized
	Fair Value	Losses	Fair Value	Losses	Fair Value	Losses
December 31, 2018
Stocks:
Common stocks (unaffiliated)	$22,311	$(7,932)	$3,780	$(1,982)	$26,091	$(9,914)

Total	$22,311	$(7,932)	$3,780	$(1,982)	$26,091	$(9,914)

24

Woodmen of the World Life Insurance Society

Notes to Financial Statements – Statutory Basis (continued)

(Dollars in Thousands)

2. Investments (continued)

	Less Than 12 Months		12 Months or More		Total
		Gross		Gross		Gross
	Estimated	Estimated	Estimated	Unrealized	Estimated	Unrealized
	Fair Value	Losses	Fair Value	Losses	Fair Value	Losses
December 31, 2017
Stocks:
Common stocks (unaffiliated)	$12,682	$(2,469)	$9,811	$(2,339)	$22,493	$(4,808)

Total	$12,682	$(2,469)	$9,811	$(2,339)	$22,493	$(4,808)

WoodmenLife believes the unrealized losses are temporary declines based on its evaluation of current economic conditions and company-specific information and believes that the market value of such securities will return to at least WoodmenLife’s cost in the near term.

The amortized cost and estimated fair value of bonds at December 31, 2018, by contractual maturity, are shown below. Expected maturities will differ from contractual maturities because borrowers may have the right to call or prepay obligations with or without call or prepayment penalties.

	Amortized	Estimated
	Cost	Fair Value
Due in one year or less	$238,938	$240,214
Due one through five years	2,928,334	2,934,871
Due five through ten years	2,372,066	2,332,929
Due after ten years	399,984	389,703
Mortgage-backed and other securities without a single maturity date	1,545,816	1,512,214

	$7,485,138	$7,409,931

25

Woodmen of the World Life Insurance Society

Notes to Financial Statements – Statutory Basis (continued)

(Dollars in Thousands)

2. Investments (continued)

Structured notes included in the Company’s bond portfolio as of December 31, 2018 are as follows:

				Mortgage
				Referenced
CUSIP			Book/Adjusted	Security
Indentifier	Actual Cost	Fair Value	Carry Value	Yes/No
48125XEH5	$9,950	$9,995	$9,987	No

TOTAL	$9,950	$9,995	$9,987

Major categories of net investment income are summarized as follows:

	Year Ended December 31
	2018	2017	2016
Bonds	$280,170	$284,187	$286,550
Common stocks	9,081	10,577	12,017
Mortgage loans	91,927	95,455	97,592
Real estate	20,675	20,900	20,861
Certificate loans	11,115	11,412	11,711
Cash, cash equivalents and short-term investments	3,371	1,771	1,005
Other invested assets	—	468	468
Other	1,052	880	1,988

	417,391	425,650	432,192
Less investment expenses	21,865	21,392	21,163

	$395,526	$404,258	$411,029

26

Woodmen of the World Life Insurance Society

Notes to Financial Statements – Statutory Basis (continued)

(Dollars in Thousands)

2. Investments (continued)

Interest income is recognized on an accrual basis. WoodmenLife does not accrue income on bonds in default, mortgage loans on real estate in default and/or foreclosure or which are delinquent more than twelve months, or on real estate where rent is in arrears for more than three months. Income is also not accrued when collection is uncertain. In addition, accrued interest is excluded from investment income when payment exceeds 90 days past due. Interest income on nonperforming loans generally is recognized on a cash basis. WoodmenLife did not recognize any interest income on impaired loans for the years ended December 31, 2018, 2017, or 2016. The Company did not recognize any interest income on a cash basis for the years ended December 31, 2018, 2017, or 2015. At December 31, 2018 and 2017, the Company excluded investment income due and accrued for investments in default of $4 and $54, respectively, with respect to such practices.

The major components of realized capital gains (losses) on investments reflected in operations and unrealized capital gains (losses) on investments reflected directly in surplus are summarized as follows:

	Realized			Change in Unrealized
	Year Ended December 31			Year Ended December 31
	2018	2017	2016	2018	2017	2016
Bonds	$(2,597)	$(3,818)	$6,762	$—	$—	$—
Preferred stocks (unaffiliated)	—	—	—	$(1,462)	—	—
Common stocks (unaffiliated)	33,490	11,993	112,945	(60,947)	71,278	(80,605)
Common stocks (affiliated)	—	—	—	—	355	57
Mortgage loans	—	—	—	—	—	—
Real estate	—	—	1,565	—	—	—
Other invested assets	—	—	—	—	—	—
Securities lending	—	—	—	—	(3)	(943)
Derivative instruments	232	29	77	(167)	—	—
Other invested assets	36	(9,352)	—	(12)	—	—

Total capital gains (losses)	31,161	(1,148)	121,349	(62,588)	71,630	(81,491)
Transferred from interest maintenance reserve	(923)	(68)	(8,346)	—	—	—

Net capital gains (losses)	$30,238	$(1,216)	$113,003	$(62,588)	$71,630	$(81,491)

27

Woodmen of the World Life Insurance Society

Notes to Financial Statements – Statutory Basis (continued)

(Dollars in Thousands)

2. Investments (continued)

Results from sales and redemptions of bonds are summarized below:

	2018	2017	2016
Proceeds	$485,402	$486,365	$558,249
Gross Realized Gains	994	721	9,837
Gross Realized (Losses)	(326)	(1,159)	(450)
Other than temporary impairments	(3,265)	(3,380)	(2,625)

Realized capital gains (losses) on common stocks in 2018, 2017, and 2016 included the recognition of OTTIs of $(0, $0 and $0, respectively).

The corporate private placement bond portfolio is diversified by issuer and industry. At December 31, 2018 and 2017, 19.1%, or $1,447,505, and 19.4%, or $1,469,902, respectively, of WoodmenLife’s bond portfolio was invested in private placement bonds.

At December 31, 2018 and 2017, bonds and certificates of deposit with a total statement value of $623 and $622, respectively and a fair value of $737 and $773, respectively were on deposit with state insurance departments to satisfy regulatory requirements.

28

Woodmen of the World Life Insurance Society

Notes to Financial Statements – Statutory Basis (continued)

(Dollars in Thousands)

2. Investments (continued)

Commercial mortgage loans originated or acquired by WoodmenLife represent its primary area of credit risk exposure. At December 31, 2018 and 2017, the commercial mortgage portfolio is diversified by geographic region and specific collateral property type as follows:

Geographic Distribution			Property-Type Distribution
	December 31			December 31
	2018	2017		2018	2017
North Central	$537,209	$529,941	Office	$811,031	$800,642
Pacific	460,738	486,745	Industrial	652,245	655,722
South Atlantic	442,474	425,574	Retail	512,658	505,398
Mountain	217,032	190,564	Other	61,424	67,174

Mid-Atlantic	186,018	205,669	Total	$2,037,358	$2,028,936

South Central	181,879	182,545
Other	12,008	7,898

Total	$2,037,358	$2,028,936

The credit quality of commercial mortgage loans for the year ended December 31, 2018, were as follows:

Class CM1	$1,997,632
Class CM2	39,726
Class CM3	0
Class CM4	0
Class CM5	0

$2,037,358

29

Woodmen of the World Life Insurance Society

Notes to Financial Statements – Statutory Basis (continued)

(Dollars in Thousands)

2. Investments (continued)

The credit quality of the commercial mortgage loan portfolio was determined using the Risk-Based Capital reporting methodology adopted by the NAIC. The model assigns a letter rating (CM-1 through CM-5) to each loan in the portfolio using two common, well-known industry metrics: debt service coverage (DSC) and loan-to-value (LTV). DSC captures specific characteristics of a property, plus the impact of the collateral’s local economy on the property’s net operating income. Thus, both property-specific as well as market risks are reflected through the property’s income and DSC calculation. LTV is periodically updated using an independent industry index for property values.

During 2018, the respective maximum and minimum lending rates for mortgage loans were 5.15% and 4.22%, respectively. At the issuance of a loan, the percentage of loan to value on any one loan does not exceed 70%. At December 31, 2018 and 2017, the Company did not hold any restructured mortgages. During 2018 and 2017 the Company did not reduce interest rates on any mortgages. In 2018 and 2017, the Company had no mortgages with interest 180 days or more past due. There were no taxes, assessments, or other amounts advanced on mortgage loans during 2018, 2017, or 2016.

Woodmen Life had no past due commercial mortgage loans as of the years ended December 31, 2018 and 2017.

Woodmen Life recognized no mortgage impairments during 2018 or 2017. All properties covered by mortgage loans have fire insurance at least equal to the excess of the loan over the maximum loan that would be allowed on the land without the building. WoodmenLife did not hold an allowance for credit losses on mortgage loans at December 31, 2018, 2017 or 2016.

Net investment income for the years ended December 31, 2018, 2017, and 2016, included rental income of $3,301, $3,190, and $3,170, respectively, for the Company’s occupancy of office space in one owned real estate property. Rental income from other tenants and operating expenses of the buildings are also included in net investment income. These assets are being depreciated using the straight-line method over their estimated useful lives that range from 31.5 to 50 years. Improvements to property occupied by WoodmenLife are depreciated over a period equal to the lesser of the remaining useful life of the property, the useful life of the improvement, or 10 years. Depreciation expense on home office real estate for the years ended December 31, 2018, 2017, and 2016, was $3,300, $3,201, and $3,146, respectively.

30

Woodmen of the World Life Insurance Society

Notes to Financial Statements – Statutory Basis (continued)

(Dollars in Thousands)

2. Investments (continued)

WoodmenLife has other real estate consisting of land and buildings acquired by purchase or through foreclosure on mortgage loans. This real estate is segregated by property held for the production of income and held for sale. Net investment income on properties held for the production of income for the years ended December 31, 2018, 2017, and 2016, included rental income of $14,040, $14,277, and $13,885 respectively, and operating expenses of $5,662, $5,794, and $5,818, respectively. No properties were transferred to properties held for sale during 2018. One property was transferred from occupied by the reporting entity to properties held for sale during 2016. Net investment income on properties held for sale for the years ended December 31, 2018, 2017, and 2016, included no rental income and operating expenses of $0, $0, and $52, respectively, on these properties. The carrying amount of real estate under leased fee arrangements is being amortized using the straight-line method over the corresponding lease terms that range from 20 to 30 years. The remaining other real estate properties are being depreciated using the straight-line method over their estimated useful lives that range from 10 to 50 years. Depreciation expense on properties held for the production of income was $4,072, $3,870, and $3,581 in 2018, 2017, and 2016, respectively.

There were no impairments to real estate property recognized during 2018, 2017 or 2016. There were no disposals of real estate properties during 2018 and 2017. Three real estate properties were fully or partially disposed during 2016 resulting in $1,565 in realized gains on those transactions.

3. Related-Party Transactions

WoodmenLife has separate servicing agreements with WFS Holdings, Inc., Woodmen Financial Services, Inc., and Woodmen Insurance Agency, Inc. whereby these affiliates reimburse WoodmenLife for direct and allocated indirect costs. Total costs reimbursed by the affiliates were $1,995, $1,683, and $1,495 during 2018, 2017, and 2016, respectively.

WoodmenLife has mortgage loan agreements with fraternal youth camps and chapters. These loans are secured by a first lien on the related land and buildings, bear interest at 6%, and aggregated $1,853 and $2,473 as of December 31, 2018 and 2017, respectively.

31

Woodmen of the World Life Insurance Society

Notes to Financial Statements – Statutory Basis (continued)

(Dollars in Thousands)

4. Employee Benefit Plans

Pension Plans

WoodmenLife has a noncontributory, qualified defined benefit pension plan covering substantially all employees and fieldworkers who began service prior to October 1, 2006, with benefits based on years of service and either career or final average earnings. Under the pension plan, retirement benefits are primarily a function of the number of years of service and the level of compensation.

WoodmenLife has a supplemental retirement plan for those pension plan participants whose benefits calculated under the retirement plan formulas exceed ERISA limitations and for nonemployee members of the Board of Directors. This supplemental retirement plan makes up for any shortfall caused by the limitations and functions in the same manner as the retirement plan.

The qualified and supplemental retirement plans are each funded via fixed and variable group deposit fund contracts issued by WoodmenLife and are included in the liability for deposit-type contracts on the statutory-basis balance sheets. The Company accrues liabilities in accordance with actuarially determined amounts. As of December 31, 2018 and 2017, the fixed account totaled $399,047 and $371,840, respectively, and the variable account totaled $227,278 and $276,511, respectively.

Two different actuarial cost methods are used to develop the pension plan costs for employees and for fieldworkers because of the distinctly different benefit structures for those two groups. The employees’ benefits are developed using a final average salary formula, while the fieldworkers’ benefits are developed using a career average formula.

Postretirement Benefit Plan

WoodmenLife sponsors non-pension postretirement health and life plans. Substantially all employees and fieldworkers may become eligible if they reach retirement age while employed with WoodmenLife. Life insurance benefits are generally set at a fixed amount, while retirees are offered a preferred provider arrangement for their health care coverage. Under statutory accounting for employers providing postretirement benefits other than pensions, the estimated cost of postretirement benefits is accrued at the date WoodmenLife’s employees and fieldworkers become eligible to retire.

The health plan is contributory, with participants’ contributions adjusted annually; the life insurance plans include both contributory and noncontributory components. The accounting for the health plan anticipates future cost-sharing changes, including increases in premium, deductibles, and individual stop-loss levels, so as to keep pace, on average, with increases in the health care cost trend rate.

32

Woodmen of the World Life Insurance Society

Notes to Financial Statements – Statutory Basis (continued)

(Dollars in Thousands)

4. Employee Benefit Plans (continued)

WoodmenLife uses a December 31 measurement date for its pension plans and other postretirement benefit plans. The accumulated benefit obligation for its pension plans represents the present value of pension benefits earned as of December 31 based on service and compensation through December of the respective year-end. The accumulated benefit obligation for the pension plans was $588,332 and $ 625,583 at December 31, 2018 and 2017, respectively.

The projected benefit obligation for pension and other postretirement benefits represents the present value of postretirement benefits deemed earned as of December 31, projected for estimated salary and medical cost rate increases as of an assumed date with respect to retirement, termination, disability, and death. The following table sets forth the change in the projected benefit obligation for pension and other postretirement benefits:

			Other Postretirement
	Pension Benefits		Benefits
	Year Ended December 31		Year Ended December 31
	2018	2017	2018	2017
Change in projected benefit obligation
Benefit obligation at beginning of year	$645,308	$607,920	$41,707	$36,157
Service cost	4,653	5,764	840	574
Interest cost	25,934	27,351	1,655	1,626
Contribution by plan participant	—	—	97	101
Actuarial loss (gain)	(41,283)	38,955	(1,752)	5,219
Benefits paid	(28,706)	(34,682)	(1,184)	(1,970)

Benefit obligation at end of year	$605,906	$645,308	$41,363	$41,707

33

Woodmen of the World Life Insurance Society

Notes to Financial Statements – Statutory Basis (continued)

(Dollars in Thousands)

4. Employee Benefit Plans (continued)

A summary of plan assets and funded status of the pension and other postretirement benefit plans is as follows:

		Other Postretirement
Pension Benefits		Benefits
Year Ended December 31		Year Ended December 31
2018	2017	2018	2017
$648,351	$603,044	$—	$—
6,679	66,989	—	—
—	13,000	1,087	1,869
—	—	97	101
(28,705)	(34,682)	(1,184)	(1,970)

$626,325	$648,351	$—	$—

$139,362	$136,058	$—	$—
27,107	8,664	—	—

$166,469	$144,722	$—	$—

$—	$—	$48,964	$46,588
8,024	5,621	—	—

$8,024	$5,621	$48,964	$46,588

34

Woodmen of the World Life Insurance Society

Notes to Financial Statements – Statutory Basis (continued)

(Dollars in Thousands)

4. Employee Benefit Plans (continued)

A summary of key assumptions utilized in development of the benefit obligations is as follows:

	Pension Benefits			Other Postretirement Benefits
	2018	2017	2016	2018	2017	2016
Weighted average assumptions used to determine benefit obligations at December 31

Discount rate	4.70%	4.06%	4.61%	4.70%	4.06%	4.61%
Rate of compensation increase	4.00%	4.00%	4.00%	N/A	N/A	N/A

Weighted average assumptions used to determine net periodic benefit cost for years ended December 31

Discount rate	4.06%	4.61%	4.79%	4.06%	4.61%	4.79%
Expected long-term rate of return on plan assets	7.00%	7.00%	7.00%	N/A	N/A	N/A
Rate of compensation increase	4.00%	4.00%	4.00%	N/A	N/A	N/A

35

Woodmen of the World Life Insurance Society

Notes to Financial Statements – Statutory Basis (continued)

(Dollars in Thousands)

4. Employee Benefit Plans (continued)

The components of net periodic benefit cost for the years ended December 31 are as follows:

				Other Postretirement
	Pension Benefits			Benefits
	2018	2017	2016	2018	2017	2016
Components of net periodic benefit cost
Service cost	$4,653	$5,764	$6,381	$840	$574	$532
Interest cost	25,933	27,351	28,060	1,655	1,626	1,633
Expected return on plan assets	(44,415)	(41,589)	(39,536)	—	—	—
Prior service cost recognized	(2,755)	(2,715)	(2,679)	1,988	1,988	1,988
Recognized gains and losses	13,280	10,745	12,521	(1,020)	(1,956)	(2,325)
Gain recognized due to settlement curtailment	—	3,570	—	—	—	—

Net periodic benefit cost	$(3,304)	$3,126	$4,747	$3,463	$2,232	$1,828

36

Woodmen of the World Life Insurance Society

Notes to Financial Statements – Statutory Basis (continued)

(Dollars in Thousands)

4. Employee Benefit Plans (continued)

			Other Postretirement
	Pension Benefits		Benefits
	2018	2017	2018	2017
Amounts in unassigned funds (surplus) recognized as components of net periodic benefit cost

a. Items not yet recognized as a component of net periodic cost – prior year	$133,015	$131,060	$(4,881)	$(10,068)
b. Net transition asset or obligation recognized	—	—	—	—
c. Net prior service cost or credit arising during the period	—	—	—	—
d. Net prior service cost or credit recognized	2,755	2,715	(1,988)	(1,988)
e. Net gain and loss arising during the period	(2,211)	13,555	(1,752)	5,219
f. Net gain and loss recognized	(13,280)	(14,315)	1,020	1,956

g. Items not yet recognized as a component of net periodic cost – current year	$120,279	$133,015	$(7,601)	$(4,881)

			Other Postretirement
	Pension Benefits		Benefits
	2018	2017	2018	2017
Amounts in unassigned funds (surplus) expected to be recognized in the next fiscal year as components of net periodic benefit cost

a. Net transition asset or obligation	$—	$—	$—	$—
b. Net prior service cost or credit	(2,755)	(2,715)	1,988	1,988
c. Net recognized gains and losses	11,071	9,943	(1,170)	(1,020)

37

Woodmen of the World Life Insurance Society

Notes to Financial Statements – Statutory Basis (continued)

(Dollars in Thousands)

4. Employee Benefit Plans (continued)

			Other Postretirement
	Pension Benefits		Benefits
	2018	2017	2018	2017
Amounts in unassigned funds (surplus) that have not yet been recognized as components of net periodic benefit cost
a. Net transition asset or obligation	$—	$—	$—	$—
b. Net prior service cost or credit	(6,038)	(8,793)	4,832	6,821
c. Net recognized gains and losses	126,317	141,807	(12,433)	(11,702)

For measurement purposes with respect to the postretirement health plan, a 4.8% annual rate of increase in the per capita cost of covered health care benefits was assumed for 2018. The rate was assumed to increase to 11% in three years, then decrease to 4% over 55 years.

A one-percentage-point change in assumed health care cost trend rates at December 31, 2018, would have the following effects:

	One- Percentage- Point Increase	One- Percentage- Point Decrease
Effect on total of service and interest cost components	$388	$(308)
Effect on postretirement benefit obligation	5,691	(4,594)

38

Woodmen of the World Life Insurance Society

Notes to Financial Statements – Statutory Basis (continued)

(Dollars in Thousands)

4. Employee Benefit Plans (continued)

Pension Plan Assets

Fair value is defined as the price that would be received to sell an asset in an orderly transaction between market participants at the measurement date (an exit price). The fair value hierarchy prioritizes the inputs to valuation techniques used to measure fair value into three levels.

•	Level 1 – Fair values are based on unadjusted quoted prices in active markets for identical assets. The pension plan’s Level 1 assets include large cap equity securities.

•	Level 2 – Fair values are based on inputs other than quoted prices within Level 1 that are observable for the asset, either directly or indirectly. The pension plan has no Level 2 assets.

•	Level 3 – Fair values are based on significant unobservable inputs for the asset. The pension plan’s Level 3 assets include a Company general account investment.

The pension plan assets are held in both the separate account and a WoodmenLife general account investment. The separate account assets, all in Level 1, consist of actively traded mutual funds. Unadjusted quoted prices for these securities are provided to WoodmenLife by independent pricing services. There are no Level 2 pension plan assets. The pension plan general account assets, all in Level 3, include assets in WoodmenLife’s investment portfolio. Fair value of the general account assets is equal to an interest bearing deposit account with interest being set at WoodmenLife’s discretion which is equivalent to the overall rate earned on WoodmenLife’s assets, which represents the amount the plan would receive if withdrawing funds from the contract.

The fair value of the pension plan’s assets by asset category as of December 31, 2018, is as follows:

	Assets	Fair Value Hierarchy Level
	Measured at
	Fair Value	Level 1	Level 2	Level 3
Asset category
Mutual fund portfolio	$227,278	$227,278	$—	$—
Company general account investment	399,047	—	—	399,047

Total	$626,325	$227,278	$—	$399,047

39

Woodmen of the World Life Insurance Society

Notes to Financial Statements – Statutory Basis (continued)

(Dollars in Thousands)

4. Employee Benefit Plans (continued)

The fair value of the pension plan’s assets by asset category as of December 31, 2017, is as follows:

	Assets	Fair Value Hierarchy Level
	Measured at
	Fair Value	Level 1	Level 2	Level 3
Asset category
Mutual fund portfolio	$276,511	$276,511	$—	$—
Company general account investment	371,840	—	—	371,840

Total	$648,351	$276,511	$—	$371,840

The reconciliation for all assets measured at fair value using significant unobservable inputs (Level 3) for the year ended December 31, 2018, is as follows:

		Actual Return on
		Plan Assets
		Relating to
		Assets Still	Relating to
	Beginning	Held at the	Assets Sold	Purchases,	Transfers in	Ending
	Asset	Reporting	During the	Sales, and	(Out) of	Asset
	Balance	Date	Period	Settlements	Level 3	Balance
Asset category
Company general account investment	$371,840	$16,083	$—	$11,124	$—	$399,047

Total	$371,840	$16,083	$—	$11,124	$—	$399,047

40

Woodmen of the World Life Insurance Society

Notes to Financial Statements – Statutory Basis (continued)

(Dollars in Thousands)

4. Employee Benefit Plans (continued)

The reconciliation for all assets measured at fair value using significant unobservable inputs (Level 3) for the year ended December 31, 2017, is as follows:

		Actual Return on
		Plan Assets
		Relating to
		Assets Still	Relating to
	Beginning	Held at the	Assets Sold	Purchases,	Transfers in	Ending
	Asset	Reporting	During the	Sales, and	(Out) of	Asset
	Balance	Date	Period	Settlements	Level 3	Balance
Asset category
Company general account investment	$341,711	$14,792	$—	$15,157	$—	$371,840

Total	$341,711	$14,792	$—	$15,157	$—	$371,840

Pension plan assets are primarily invested in investment grade securities and large cap common stocks. The pension plan’s weighted average asset allocations at December 31, 2018 and 2017, by asset category are as follows:

	Plan Assets at
	December 31
	2018	2017
Asset category
Equity – Variable Group Deposit Contract	36.4%	42.7%
Fixed Income – Fixed Group Deposit Contract	63.6	57.3

	100.0%	100.0%

WoodmenLife’s long-range asset allocation model is 25% – 50% equities and 50% – 75% fixed income.

41

Woodmen of the World Life Insurance Society

Notes to Financial Statements – Statutory Basis (continued)

(Dollars in Thousands)

4. Employee Benefit Plans (continued)

At December 31, 2018, WoodmenLife used an expected long-term return of 7.0% on pension fund assets. This return is predicated on the fact that historically, over long periods of time, widely traded large-cap equity securities have provided a return of approximately 10%, while fixed income securities have provided a return of approximately 6%. WoodmenLife’s long-range asset allocation model of 25%–50% equities and 50%–75% fixed income would indicate that the long-term expected return would be approximately 7.5% if the investments were made in the broad indexes. Actual returns may vary depending on economic conditions, actual allocation of assets, and other currently unknown factors. While these assets will be professionally managed, such that we may expect to earn a premium on these returns, we are not including such an adjustment in our assumption.

WoodmenLife expects to contribute $10,000 to its pension plans and $1,087 to its other postretirement benefit plan in 2019. WoodmenLife’s policy has been to contribute funds to the plan in amounts required to maintain sufficient plan assets to provide for accrued benefits. In applying this general policy, WoodmenLife considers, among other factors, the recommendations of its independent consulting actuaries, the requirements of federal pension law, SSAP No. 102, Accounting for Pensions, A Replacement of SSAP No. 89, expenses for the year in question, and the limitations on deductibility imposed by federal income tax law.

The following estimated future benefit payments, which reflect expected future service, as appropriate, are expected to be paid in the year indicated:

Year(s)	Amount
2019	$33,477
2020	$36,092
2021	$36,287
2022	$35,117
2023	$36,486
2024-2028	$201,740

Deferred Compensation Agreements

WoodmenLife has deferred compensation agreements with the key management employees of WoodmenLife. The liabilities under these agreements are being accrued over the employees’ periods of participation. The liabilities at December 31, 2018 and

42

Woodmen of the World Life Insurance Society

Notes to Financial Statements – Statutory Basis (continued)

(Dollars in Thousands)

4. Employee Benefit Plans (continued)

2017, were $11,162 and $11,685, respectively, and are included in other liabilities in the statutory-basis balance sheets. Interest credited to participant accounts in 2018, 2017, and 2016 was $112, $428, and $467, respectively.

401(k) Defined Contribution Plan

WoodmenLife has a 401(k) plan for qualifying fieldworkers and employees. All employees beginning service after October 1, 2006, are enrolled in the 401(k) plan in lieu of the qualified defined benefit pension plan. WoodmenLife matches participant contributions up to 5% of the participant’s compensation. In addition, WoodmenLife provides service-related contributions based on the participant’s years of service. WoodmenLife’s matching contributions were $1,487 and service-related contributions were $1,235 for 2018. The Company’s matching contributions were $1,256 and service-related contributions were $755 for 2017. Employees beginning service prior to October 1, 2006, are eligible to participate in the 401(k) plan but are not eligible for matching or service-related contributions. These participants may contribute up to 15% of their annual earnings, subject to certain limitations, as pretax, salary deferral contributions.

Other Benefits

As a result of WoodmenLife administering its own group life and short-term disability plans, WoodmenLife recognized premium income of $876, $904, and $955 during 2018, 2017, and 2016, respectively, which is included in the statutory-basis statements of operations.

5. Surplus

WoodmenLife is required to maintain minimum surplus levels established by the Nebraska Department of Insurance. WoodmenLife is also subject to risk-based capital (RBC) requirements promulgated by the NAIC and adopted by the Nebraska Department of Insurance. The RBC standards establish uniform minimum capital requirements for insurance companies. The RBC formula applies various weighting factors to financial balances or various levels of activities based on the perceived degree of risk. As of December 31, 2018, WoodmenLife’s surplus exceeded the minimum levels required by the Nebraska Department of Insurance and RBC standards.

43

Woodmen of the World Life Insurance Society

Notes to Financial Statements – Statutory Basis (continued)

(Dollars in Thousands)

6. Annuity Reserves and Deposit Fund Liabilities

At December 31, 2018, WoodmenLife’s annuity reserves and deposit fund liabilities that are subject to discretionary withdrawal (with adjustment), subject to discretionary withdrawal (without adjustment), and not subject to discretionary withdrawal provisions are summarized as follows:

		Separate
		Account	Separate
	General	with	Account
	Amount	Guarantees	Nonguaranteed	Total	Percent
Subject to discretionary withdrawal:
With market value adjustment	$—	$—	$—	$—	0.0%
At book value less current surrender charge of 5% or more	269,617	—	—	269,617	6.0%
At market value	—	211,730	—	211,730	4.7%

Total with market value adjustment or at fair value	269,617	211,730	—	481,347	10.7%
At book value (minimal or no charge or adjustment)	3,264,237	—	—	3,264,237	72.6%
Not subject to discretionary withdrawal	521,393	—	227,278	748,671	16.7%

Total annuity reserves and deposit fund liabilities – before reinsurance	4,055,247	211,730	227,278	4,494,255	100.00%

Less reinsurance ceded	—	—	—	—

Net annuity reserves and deposit fund liabilities	$4,055,247	$211,730	$227,278	$4,494,255

44

Woodmen of the World Life Insurance Society

Notes to Financial Statements – Statutory Basis (continued)

(Dollars in Thousands)

6. Annuity Reserves and Deposit Fund Liabilities (continued)

A reconciliation of total annuity actuarial reserves and deposit fund liabilities at December 31, 2018, is as follows:

Life and accident and health annual statement:
Annuity reserves, total net	$3,185,610
Supplementary contracts with life contingencies, total net	66,711
Deposit-type contracts, total net	802,926

4,055,247
Separate accounts annual statement:
Annuity reserves, total net	211,730
Other contract deposit funds	227,278

Total annuity actuarial reserves and deposit fund liabilities	$4,494,255

7. Separate Accounts

Information regarding the nonguaranteed separate accounts of the Company as of and for the years ended December 31 is as follows:

	2018	2017	2016
Premiums, deposits, and other considerations	$36,109	$38,086	$36,420

Reserves
For accounts with assets at:
Fair value	$439,007	$438,167	$424,846
Amortized cost	—	—	—

Total	$439,007	$438,167	$424,846

45

Woodmen of the World Life Insurance Society

Notes to Financial Statements – Statutory Basis (continued)

(Dollars in Thousands)

7. Separate Accounts (continued)

	December 31
	2018	2017
Reserves for nonguaranteed separate accounts by withdrawal characteristics:
Subject to discretionary withdrawal:
With market value adjustment	$—	$—
At book value without market value adjustment and with current surrender charge of 5% or more	—	—
At fair value	211,729	211,656
At book value without market value adjustment and with current surrender charge of less than 5%	—	—

Subtotal	211,729	211,656
Not subject to discretionary withdrawal	227,278	276,511

Total separate account reserves	$439,007	$488,167

Amounts transferred to and from separate accounts in the statutory-basis statements of operations are as follows:

	Year Ended December 31
	2018	2017	2016
Transfers to separate accounts	$36,109	$38,086	$36,420
Transfers from separate accounts	21,112	17,978	19,567

Net transfers to and from separate accounts	$14,997	$20,108	$16,853

8. Commitments and Contingencies

WoodmenLife is involved in pending and threatened litigation in the normal course of its business in which claims for alleged economic and sometimes punitive damages have been asserted. In the opinion of WoodmenLife’s management, the ultimate disposition of such matters will not have a materially adverse effect on WoodmenLife’s financial position or results of operations.

46

Woodmen of the World Life Insurance Society

Notes to Financial Statements – Statutory Basis (continued)

(Dollars in Thousands)

8. Commitments and Contingencies (continued)

WoodmenLife has committed to make capital contributions to its subsidiary, WFS Holdings, Inc., as may be required to enable WFS Holdings, Inc. to finance its business operations and those of its operating subsidiaries and to allow WFS Holdings, Inc. or its subsidiaries to remain in continuous compliance with any regulatory capital requirements. WFS Holdings, Inc. is dependent upon capital contributions from WoodmenLife to fund operations for the foreseeable future.

As of December 31, 2018, WoodmenLife has outstanding commitments for purchases of mortgage loans in the amount or $33,610.

9. Fair Value of Financial Instruments

SSAP No. 100, Fair Value Measurements, requires disclosure of fair value information about financial instruments, whether or not recognized in the statutory-basis balance sheet, for which it is practicable to estimate that value. In cases where quoted market prices are not available, fair values are based on estimates using present value or other valuation techniques. Those techniques are significantly affected by the assumptions used, including the discount rate and estimates of future cash flows. In that regard, the derived fair value estimates cannot be substantiated by comparison to independent markets and, in many cases, could not be realized in immediate settlement of the instrument. SSAP No. 100 excludes certain financial instruments and all nonfinancial instruments from its disclosure requirements. These fair value disclosures are not intended to represent the fair value of WoodmenLife.

Determination of Fair Value

Included in various investment-related line items in the statutory-basis financial statements are certain financial instruments carried at fair value. Other financial instruments are periodically measured at fair value, such as when impaired or, for certain bonds and preferred stock, when carried at the lower of cost or market.

The fair value of an asset is the amount at which that asset could be bought or sold in a current transaction between willing parties, that is, other than in a forced or liquidation sale. The fair value of a liability is the amount at which that liability could be incurred or settled in a current transaction between willing parties, that is, other than in a forced or liquidation sale.

47

Woodmen of the World Life Insurance Society

Notes to Financial Statements – Statutory Basis (continued)

(Dollars in Thousands)

9. Fair Value of Financial Instruments (continued)

Fair values are based on quoted marks or market prices when available. When marks or market prices are not available, fair value is generally estimated using discounted cash flow analyses, incorporating current market inputs for similar financial instruments with comparable terms and credit quality. In instances where there is little or no market activity for the same or similar instruments, WoodmenLife estimates fair value using discounted cash flow methods, models, and assumptions that management believes market participants would use to determine a current transaction price. These valuation techniques involve some level of management estimation and judgment, which becomes significant with increasingly complex instruments or pricing models. Where appropriate, adjustments are included to reflect the risk inherent in a particular methodology, model, or input used.

Fair Value Hierarchy

WoodmenLife’s financial assets and liabilities carried at fair value have been classified, for disclosure purposes, based on a hierarchy defined by SSAP 100. The hierarchy gives the highest ranking to fair values determined using unadjusted quoted prices in active markets for identical assets and liabilities (Level 1) and the lowest ranking to fair values determined using methodologies and models with unobservable inputs (Level 3). An asset’s or a liability’s classification is based on the lowest level input that is significant to its measurement. For example, a Level 3 fair value measurement may include inputs that are both observable (Levels 1 and 2) and unobservable (Level 3). The levels of the fair value hierarchy are as follows:

•	Level 1 – Values are unadjusted quoted prices for identical assets and liabilities in active markets accessible at the measurement date.

•

Level 2 – Inputs include quoted prices for similar assets or liabilities in active markets, quoted prices from those willing to trade in markets that are not active or other inputs that are observable or can be corroborated by market data for the term of the instrument. Such inputs include market interest rates and volatilities, spreads, and yield curves.

•

Level 3 – Certain inputs are unobservable (supported by little or no market activity) and significant to the fair value measurement. Unobservable inputs reflect the Company’s best estimate of what hypothetical market participants would use to determine a transaction price for the asset or liability at the reporting date.

48

Woodmen of the World Life Insurance Society

Notes to Financial Statements – Statutory Basis (continued)

(Dollars in Thousands)

9. Fair Value of Financial Instruments (continued)

The following methods and assumptions were used to estimate the fair value of each class of financial instruments for which it is practicable to estimate that value:

Cash, cash equivalents and short-term investments: The carrying amounts reported in the statutory-basis balance sheets approximate their fair value due to their liquid nature or expected short-term settlement.

Bonds: Fair values of bonds are based on quoted market prices or dealer quotes. Certain private placement bonds do not have quoted market prices available. For these private placement bonds a fair value is determined by either first using a price provided by the custodian or secondarily a broker. If no other pricing source is available a discounted cash flow method is used to determine fair value.

Preferred stocks: Fair values are based on quoted market prices or dealer quotes. In the event the SVO provides pricing for the securities, fair values are equal to the SVO price.

Common stocks: Fair values are based on quoted market prices or dealer quotes. If a quoted market price is not available, fair value is estimated using quoted market prices for similar securities.

Mortgage loans: Fair values for mortgage loans are estimated using discounted cash flow analyses using current market interest rates for loans with similar effective durations.

Certificate loans: Certificate loans, which have no defined maturity, had interest rates at December 31, 2018, which ranged from 5% to 8%. WoodmenLife believes that the statement value approximates the fair value of the certificate loans.

Other invested assets: WoodmenLife carries Joint Ventures at a statement value of lower of cost or impaired value which approximates fair value.

Aggregate reserves for interest-sensitive certificates and contracts, life, and annuity: Fair values of WoodmenLife’s investment contract, deferred annuity, and single premium deferred annuity liabilities that are under contracts involving significant mortality or morbidity are stated at the cost WoodmenLife would incur to extinguish the cash surrender value related to the liability.

49

Woodmen of the World Life Insurance Society

Notes to Financial Statements – Statutory Basis (continued)

(Dollars in Thousands)

9. Fair Value of Financial Instruments (continued)

Separate accounts: Fair values for separate accounts established to back a portion of pension liabilities with common stocks and for variable annuity contracts with mutual funds are based on quoted market prices. If a quoted market price is not available, fair value is estimated using quoted market prices for similar securities.

Certificate and contract claims, other certificate holders’ funds, and refunds to members: The carrying amounts reported in the statutory-basis balance sheets for these items approximate their fair value because short-term settlement is expected.

Securities lending: The cash collateral from securities lending is reinvested in a short-term bond fund. The fair value of this fund is provided by the custodian.

The following tables set forth a comparison of the estimated fair values and carrying amounts of WoodmenLife’s financial instruments, including those not measured at fair value in the balance sheets, as of December 31, 2018 and 2017, respectively:

	December 31, 2018
	Carrying Amount	Fair Value	Level 1	Level 2	Level 3
Financial assets:
Cash, cash equivalents and short-term investments	$180,833	$180,833	$180,833	$—	$—
Bonds	7,485,138	7,409,931	—	7,366,211	43,720
Preferred stock	8,338	9,316	—	9,316	—
Common stock (unaffiliated)	404,993	404,993	399,342	88	5,563
Mortgage loans	2,037,358	2,066,096	—	—	2,066,096
Certificate loans	148,365	148,365	—	—	148,365
Securities lending	77,156	77,156	—	77,156	—
Other invested assets	8,800	8,800	7,955	—	845
Separate account assets	444,511	444,511	444,511	—	—

Financial liabilities:
Aggregate reserves for interest-sensitive certificates and contracts, life, and annuity	3,302,649	3,238,612	—	3,238,612	—
Certificate and contract claims	41,585	41,585	—	41,585	—
Other certificate holders’ funds	1,527	1,527	—	1,527	—
Refunds to members	38,295	38,295	—	38,295	—
Securities lending	77,162	77,162	—	77,162	—
Separate account liabilities	444,511	444,511	—	444,511	—

50

Woodmen of the World Life Insurance Society

Notes to Financial Statements – Statutory Basis (continued)

(Dollars in Thousands)

9. Fair Value of Financial Instruments (continued)

	December 31, 2017
	Carrying Amount	Fair Value	Level 1	Level 2	Level 3
Financial assets:
Cash, cash equivalents and short-term investments	$103,811	$103,811	$103,811	$—	$—
Bonds	7,473,524	7,610,695	—	7,549,606	61,089
Common stocks (unaffiliated)	527,820	527,820	511,489	163	16,168
Mortgage loans	2,028,936	2,088,145	—	—	2,088,145
Certificate loans	152,333	152,333	—	—	152,333
Securities lending	37,196	37,196	—	37,196	—
Other invested assets	853	853	—	—	853
Separate account assets	493,674	493,674	493,674	—	—

Financial liabilities:
Aggregate reserves for interest-sensitive certificates and contracts, life, and annuity	3,328,379	3,266,236	—	3,266,236	—
Certificate and contract claims	43,505	43,505	—	43,505	—
Other certificate holders’ funds	1,693	1,693	—	1,693	—
Refunds to members	42,655	42,655	—	42,655	—
Securities lending	37,189	37,189	—	37,189	—
Separate account liabilities	493,674	493,674	—	493,674	—

Financial Assets and Liabilities Measured at Fair Value on a Recurring Basis

The following table provides information as of December 31, 2018, about the Company’s financial assets and liabilities measured at fair value on a recurring basis.

	Level 1	Level 2	Level 3	Total
Assets at fair value:
Cash, cash equivalents and short-term investments	$180,833	$—	$—	$180,833
Common stocks (unaffiliated)
Industrial and misc.	80,223	—	5,563	85,786
Mutual funds	319,119	88	—	319,207
Securities lending assets	—	77,156	—	77,156
Separate account assets	444,511	—	—	444,511

Total assets at fair value	$1,024,686	$77,244	$5,563	$1,107,493

Liabilities at fair value:
Securities lending liabilities	$—	$77,162	$—	$77,162

Total liabilities at fair value	$—	$77,162	$—	$77,162

51

Woodmen of the World Life Insurance Society

Notes to Financial Statements – Statutory Basis (continued)

(Dollars in Thousands)

9. Fair Value of Financial Instruments (continued)

The following table provides information as of December 31, 2017, about the Company’s financial assets and liabilities measured at fair value on a recurring basis.

	Level 1	Level 2	Level 3	Total
Assets at fair value:
Cash, cash equivalents and short-term investments	$103,811	$—	$—	$103,811
Common stocks (unaffiliated):
Industrial and misc.	138,428	—	16,168	154,596
Mutual funds	373,061	163	—	373,224
Derivatives	166	—	—	166
Securities lending assets	—	37,196	—	37,196
Separate account assets	493,674	—	—	493,674

Total assets at fair value	$1,109,140	$37,359	$16,168	$1,162,667

Liabilities at fair value:
Securities lending liabilities	$—	$37,189	$—	$37,189

Total liabilities at fair value	$—	$37,189	$—	$37,189

Fair values and changes in the fair values of separate account assets generally accrue directly to stakeholders and are not included in WoodmenLife’s revenues and expenses or surplus.

Level 1 assets include actively traded exchange-listed equity securities and short-term U.S. Treasury bonds. Unadjusted quoted prices for these securities are provided to WoodmenLife by independent pricing services. Separate account assets in Level 1 primarily include institutional and retail mutual fund and money market mutual fund investments valued by the respective mutual fund companies.

There are currently no Level 1 liabilities.

Level 2 assets include a mutual fund and a bond fund. Fair values of equity securities reported in this category are provided by dealer quote, fair values of the bond fund is provided by the custodian. Level 2 liabilities represent the obligation to return cash collateral posted by borrowers of WoodmenLife’s securities lent.

52

Woodmen of the World Life Insurance Society

Notes to Financial Statements – Statutory Basis (continued)

(Dollars in Thousands)

9. Fair Value of Financial Instruments (continued)

Typical inputs to models used by independent pricing services include but are not limited to benchmark yields, reported trades, broker-dealer quotes, issuer spreads, benchmark securities, bids, offers, reference data, and industry and economic events. Because some stocks do not trade daily, independent pricing services regularly derive fair values using recent trades of securities with similar features. When recent trades are not available, pricing models are used to estimate the fair values of securities by discounting future cash flows at estimated market interest rates.

If an independent pricing service is unable to provide the fair value for a security due to insufficient market information, such as for a private placement transaction, WoodmenLife will determine the fair value internally using a discounted expected future cash flow model. This model estimates fair value using discounted cash flows at a market yield where the discount rate reflects market returns. The market return is obtained by referring to similar securities and may be adjusted based on specific characteristics of the security, including inputs that are not readily observable in the market.

WoodmenLife classifies certain newly issued, privately placed, complex or illiquid securities in Level 3.

Level 3 assets include $5,563 and $16,168 of common stocks at December 31, 2018 and 2017, respectively, which consists of thinly-traded first-loss tranches of securitized collateral pools that are priced via broker-owned valuation teams with access to private trading activity and a former money market mutual fund that no longer receives designations from the SVO and is valued by WoodmenLife using a discounted cash flow model.

Changes in Level 3 Assets and Liabilities Measured at Fair Value on a Recurring Basis

The following tables summarize the changes in assets and liabilities classified in Level 3 for 2018 and 2017. Gains and losses reported in this table may include changes in fair value that are attributable to both observable and unobservable inputs.

53

Woodmen of the World Life Insurance Society

Notes to Financial Statements – Statutory Basis (continued)

(Dollars in Thousands)

9. Fair Value of Financial Instruments (continued)

	Common
	Stocks	Total
Balance at January 1, 2018	$16,168	$16,168
Total gains or losses (realized/unrealized):
Included in net income	—	—
Included in surplus	(1,289)	(1,289)
Purchases	—	—
Sales	—	—
Transfers out	(9,316)	(9,316)

Balance at December 31, 2018	$5,563	$5,563

	Common
	Stocks	Total
Balance at January 1, 2017	$20,556	$20,556
Total gains or losses (realized/unrealized):
Included in net income	—	—
Included in surplus	(475)	(475)
Purchases	—	—
Issuances	—	—
Sales	(3,913)	(3,913)
Transfers in	—	—

Balance at December 31, 2017	$16,168	$16,168

During 2018 and 2017, there were no significant transfers between Level 1 and 2.

WoodmenLife’s policy is to recognize transfers in and out of levels at the end of the reporting period.

54

Exhibits and Financial Statement Schedules

(a) Exhibits. See Exhibit Index following the signature pages to this Registration Statement.

(b) Financial Statement Schedules.

All other schedules, other than those listed above, are omitted because the information is not required or because the information is included in the Financial Statements or Notes to Financial Statements.

Report of Independent Auditors

The Board of Directors

Woodmen of the World Life Insurance Society

We have audited the statutory-basis financial statements of Woodmen of the World Life Insurance Society as of December 31, 2018 and 2017, for each of the three years in the period ended December 31, 2018, and have issued our report thereon dated April 29, 2019 (included elsewhere in this Registration Statement). Our audits of the financial statements included the financial statement schedules listed in the Exhibit of this Registration Statement. These schedules are the responsibility of Woodmen of the World Life Insurance Society’s management. Our responsibility is to express an opinion on these schedules based on our audits.

In our opinion, the schedules present fairly, in all material respects, the information set forth therein when considered in conjunction with the statutory-basis financial statements.

/s/ Ernst & Young LLP

Des Moines, Iowa

April 29, 2019

Schedule I – Summary of Investments

Other Than Investments in Related Parties

As of December 31, 2018

			Statement of
		Estimated	Financial
		Market	Position
Type of Investment	Cost	Value	Amount
		(Dollars In Thousands)
Bonds:
U.S. Treasury securities and obligations of U.S. government corporations and agencies	$216,085	$225,079	$216,302
States, municipalities, and political subdivisions	821,096	840,951	824,347
Foreign governments	791,352	783,900	793,053
All other corporate bonds	4,103,774	4,047,787	4,105,620
Mortgage-backed and other asset-backed securities	1,543,293	1,512,214	1,545,816

Total bonds	$7,475,600	$7,409,931	$7,485,138

Equity securities:
Preferred stocks:
Industrial, miscellaneous, and all other	9,800	9,316	8,338
Common stocks:
Banks, trust, and insurance companies	9,576	11,017	11,017
Industrial, miscellaneous, and all other	63,855	74,769	74,769
Mutual funds	266,090	319,207	319,207

Total equity securities	349,321	414,309	413,331

Mortgage loans	2,035,505		2,035,505
Real estate	212,469		78,465
Certificate loans	149,743		148,365
Securities lending reinvestment collateral assets	77,156		77,156
Cash, cash equivalents and short-term investments	180,833		180,833
Other invested assets	8,800		8,800

Total investments	$10,489,427		$10,427,593

Schedule III – Supplementary Insurance Information

As of December 31, 2018, 2017, and 2016 and for Each of the Years Then Ended

		Contractholder
	Future Policy	and Other
	Benefits	Certificateholder
	and Claims	Funds
	(Dollars In Thousands)
2018
Life and health insurance	$8,738,762	$39,822

2017
Life and health insurance	$8,766,025	$44,348

2016
Life and health insurance	$8,744,968	$48,635

Schedule III – Supplementary Insurance Information (continued)

As of December 31, 2018, 2017, and 2016 and for Each of the Years Then Ended

			Benefits,
	Premiums	Net	Claims, and	Other
	and Other	Investment	Settlement	Operating
	Considerations	Income (1)	Expenses	Expenses (1)
		(Dollars In Thousands)
2018
Life and health insurance	$596,486	$395,526	$726,161	$192,327

2017
Life and health insurance	$575,706	$404,258	$694,025	$200,406

2016
Life and health insurance	$644,448	$411,029	$778,033	$201,597

(1)	Allocations of net investment income and certain operating expenses are based on a number of assumptions and estimates, and reported operating results would change if different methods were applied.

Schedule IV – Reinsurance

As of December 31, 2018, 2017, and 2016 and for Each of the Years Then Ended

		Ceded to
	Gross	Other	Net
	Amount	Companies	Amount
	(Dollars In Thousands)
2018
Life insurance in force	$38,707,812	$7,297,417	$31,410,395

Premiums:
Life insurance	$594,827	$15,756	$579,071
Supplemental contracts involving life contingencies	9,152	—	9,152
Supplemental contracts not involving life contingencies	—	—	—
Accident and health insurance	9,554	1,291	8,263

Total	$613,633	$17,047	$596,486

2017
Life insurance in force	$38,543,410	$6,717,401	$31,826,009

Premiums:
Life insurance	$574,369	$12,732	$561,637
Supplemental contracts involving life contingencies	5,464	—	5,464
Supplemental contracts not involving life contingencies	—	—	—
Accident and health insurance	9,842	1,237	8,605

Total	$589,675	$13,969	$575,706

2016
Life insurance in force	$38,039,631	$5,875,762	$32,163,869

Premiums:
Life insurance	$640,139	$10,111	$630,028
Supplemental contracts involving life contingencies	5,262	—	5,262
Supplemental contracts not involving life contingencies	—	—	—
Accident and health insurance	10,452	1,294	9,158

Total	$655,583	$11,405	$644,448

Woodmen of the World Life Insurance Society

Home Office: Omaha, Nebraska

1-800-225-3108

woodmenlife.org

Financial Statements

WoodmenLife Variable Annuity Account
Years Ended December 31, 2018 and 2017
With Report of Independent Registered Public
Accounting Firm

WoodmenLife

WoodmenLife Variable Annuity Account

Financial Statements

Years Ended December 31, 2018 and 2017

Report of Independent Registered Public Accounting Firm

The Board of Directors and Participants

Woodmen of the World Life Insurance Society

                        and

The Certificate Holders

WoodmenLife Variable Annuity Account

Opinion on the Financial Statements

We have audited the accompanying statements of assets and liabilities of each of the subaccounts listed in the Appendix that comprise the WoodmenLife Variable Annuity Account (the Account), as of December 31, 2018, and the related statements of operations for the year then ended, and the statements of changes in net assets for the two years in the period then ended, and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of each subaccount as of December 31, 2018, the results of its operations for the year then ended and changes in its net assets for each of the two years then ended, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements are the responsibility of the Account’s management. Our responsibility is to express an opinion on each of the subaccounts’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Account in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2018, by correspondence with the fund companies or their transfer agents, as applicable. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

/s/ Ernst & Young LLP

We have served as the Separate Account’s auditor since 2004.

Des Moines, Iowa

April 29, 2019

Appendix

Subaccounts comprising the WoodmenLife Variable Annuity Account

Subaccounts
American Asset Allocation	Fidelity Contrafund

American Growth	Fidelity Equity Income

American Global Growth & Income	Fidelity Growth

American Growth & Income	Fidelity Growth & Income

American Global Growth	Fidelity Overseas

American International Growth & Income	Fidelity Money Market

American Global Small Cap	Franklin Income

Calvert NASDAQ 100	Franklin Mutual Global Discovery

Calvert EAFE International	Franklin Rising Dividends

Calvert Investment Grade Bond	Franklin Strategic Income

Calvert S&P 500	Franklin Global Bond

Calvert S&P Mid Cap 400	PIMCO Low Duration

Calvert Russell 2000 Small Cap	PIMCO Real Return

WoodmenLife Variable Annuity Account

Statements of Assets and Liabilities

December 31, 2018

	American
	Asset	American
	Allocation	Growth
	Subaccount	Subaccount
Assets
Investments in shares of mutual funds, Level 1 quoted prices at net asset value	$9,441,124	$11,604,540

Total assets	$9,441,124	$11,604,540

Liabilities
Liabilities	—	—

Net assets	$9,441,124	$11,604,540

Net assets
Accumulation units	$9,441,124	$11,604,540

Total net assets	$9,441,124	$11,604,540

Investments in shares of mutual funds, at cost	$9,894,283	$11,849,474
Shares of mutual fund owned	447,871.145	167,019.863

Accumulation units outstanding	806,889.032	814,816.963
Accumulation unit value	$11.70	$14.24

See accompanying notes.

3

WoodmenLife Variable Annuity Account

Statements of Assets and Liabilities (continued)

December 31, 2018

American	American	American	American	American
Global	Growth &	Global	International	Global
Growth & Income	Income	Growth	Growth & Income	Small Cap
Subaccount	Subaccount	Subaccount	Subaccount	Subaccount
$3,480,266	$11,127,336	$3,792,019	$1,153,347	$1,059,111

$3,480,266	$11,127,336	$3,792,019	$1,153,347	$1,059,111

—	—	—	—	—

$3,480,266	$11,127,336	$3,792,019	$1,153,347	$1,059,111

$3,480,266	$11,127,336	$3,792,019	$1,153,347	$1,059,111

$3,480,266	$11,127,336	$3,792,019	$1,153,347	$1,059,111

$3,703,093	$11,668,770	$4,087,277	$1,221,653	$1,146,646
267,918.872	247,824.846	148,706.638	75,382.186	50,052.517

303,249.043	860,205.784	309,829.316	114,092.900	96,583.594
$11.48	$12.94	$12.24	$10.11	$10.97

4

WoodmenLife Variable Annuity Account

Statements of Assets and Liabilities (continued)

December 31, 2018

	Calvert	Calvert
	NASDAQ	EAFE
	100	International
	Subaccount	Subaccount
Assets
Investments in shares of mutual funds, Level 1 quoted prices at net asset value	$16,048,551	$1,736,974

Total assets	$16,048,551	$1,736,974

Liabilities
Liabilities	—	—

Net assets	$16,048,551	$1,736,974

Net assets
Accumulation units	$16,048,551	$1,736,974

Total net assets	$16,048,551	$1,736,974

Investments in shares of mutual funds, at cost	$13,263,909	$1,796,488
Shares of mutual fund owned	250,837.000	22,762.080

Accumulation units outstanding	355,154.835	96,279.922
Accumulation unit value	$45.19	$18.04

See accompanying notes.

5

WoodmenLife Variable Annuity Account

Statements of Assets and Liabilities (continued)

December 31, 2018

Calvert		Calvert	Calvert
Investment	Calvert	S&P Mid	Russell 2000	Fidelity
Grade Bond	S&P 500	Cap 400	Small Cap	Contrafund
Subaccount	Subaccount	Subaccount	Subaccount	Subaccount
$2,860,291	$11,406,417	$10,515,876	$4,710,237	$26,024,189

$2,860,291	$11,406,417	$10,515,876	$4,710,237	$26,024,189

—	—	—	—	—

$2,860,291	$11,406,417	$10,515,876	$4,710,237	$26,024,189

$2,860,291	$11,406,417	$10,515,876	$4,710,237	$26,024,189

$2,860,291	$11,406,417	$10,515,876	$4,710,237	$26,024,189

$3,002,987	$11,358,381	$10,709,468	$5,194,598	$26,070,122
53,957.570	92,592.067	108,399.920	66,313.344	814,019.042

205,419.801	413,848.882	319,085.987	169,522.119	815,506.238
$13.92	$27.56	$32.96	$27.79	$31.91

6

WoodmenLife Variable Annuity Account

Statements of Assets and Liabilities (continued)

December 31, 2018

	Fidelity
	Equity	Fidelity
	Income	Growth
	Subaccount	Subaccount
Assets
Investments in shares of mutual funds, Level 1 quoted prices at net asset value	$6,782,060	$9,958,281

Total assets	$6,782,060	$9,958,281

Liabilities
Liabilities	—	—

Net assets	$6,782,060	$9,958,281

Net assets
Accumulation units	$6,782,060	$9,958,281

Total net assets	$6,782,060	$9,958,281

Investments in shares of mutual funds, at cost	$7,370,844	$9,849,924
Shares of mutual fund owned	334,751.257	158,495.634

Accumulation units outstanding	296,135.845	330,343.926
Accumulation unit value	$22.90	$30.15

See accompanying notes.

7

WoodmenLife Variable Annuity Account

Statements of Assets and Liabilities (continued)

December 31, 2018

Fidelity		Fidelity		Franklin
Growth &	Fidelity	Money	Franklin	Mutual Global
Income	Overseas	Market	Income	Discovery
Subaccount	Subaccount	Subaccount	Subaccount	Subaccount
$10,031,613	$4,279,795	$2,472,038	$21,594,952	$5,924,523

$10,031,613	$4,279,795	$2,472,038	$21,594,952	$5,924,523

—	—	—	—	—

$10,031,613	$4,279,795	$2,472,038	$21,594,952	$5,924,523

$10,031,613	$4,279,795	$2,472,038	$21,594,952	$5,924,523

$10,031,613	$4,279,795	$2,472,038	$21,594,952	$5,924,523

$10,054,563	$4,134,149	$2,472,038	$22,639,671	$7,124,442
522,207.843	224,661.147	2,472,038.320	1,465,057.769	349,529.383

425,299.599	205,756.124	2,457,993.344	1,975,587.874	572,540.656
$23.59	$20.80	$1.01	$10.93	$10.35

8

WoodmenLife Variable Annuity Account

Statements of Assets and Liabilities (continued)

December 31, 2018

	Franklin	Franklin
	Rising	Strategic
	Dividends	Income
	Subaccount	Subaccount
Assets
Investments in shares of mutual funds, Level 1 quoted prices at net asset value	$14,837,625	$10,050,845

Total assets	$14,837,625	$10,050,845

Liabilities
Liabilities	—	—

Net assets	$14,837,625	$10,050,845

Net assets
Accumulation units	$14,837,625	$10,050,845

Total net assets	$14,837,625	$10,050,845

Investments in shares of mutual funds, at cost	$15,540,198	$10,452,744
Shares of mutual fund owned	592,556.912	977,708.673

Accumulation units outstanding	1,135,386.957	989,287.864
Accumulation unit value	$13.07	$10.16

See accompanying notes.

9

WoodmenLife Variable Annuity Account

Statements of Assets and Liabilities (continued)

December 31, 2018

	PIMCO
Franklin	Low	PIMCO
Global Bond	Duration	Real Return
Subaccount	Subaccount	Subaccount
$6,318,682	$1,808,403	$8,214,145

$6,318,682	$1,808,403	$8,214,145

—	—	—

$6,318,682	$1,808,403	$8,214,145

$6,318,682	$1,808,403	$8,214,145

$6,318,682	$1,808,403	$8,214,145

$6,237,786	$1,842,955	$8,937,385
375,441.564	179,405.056	693,176.760

645,371.586	142,965.753	568,675.465
$9.79	$12.65	$14.44

10

WoodmenLife Variable Annuity Account

Statements of Operations

Year Ended December 31, 2018

	American
	Asset	American
	Allocation	Growth
	Subaccount	Subaccount
Income:
Dividends	$161,813	$53,019
Expenses:
Mortality and expense risk	(112,707)	(144,539)

Net investment income (loss)	49,106	(91,520)

Realized gain (loss) on sales of fund shares	33,426	80,507
Capital gain distributions	387,650	1,134,723
Change in unrealized appreciation/depreciation of investments	(1,068,606)	(1,438,869)

Net increase (decrease) in net assets from operations	$(598,424)	$(315,159)

See accompanying notes.

11

WoodmenLife Variable Annuity Account

Statements of Operations (continued)

Year Ended December 31, 2018

American	American	American	American	American
Global	Growth &	Global	International	Global
Growth & Income	Income	Growth	Growth & Income	Small Cap
Subaccount	Subaccount	Subaccount	Subaccount	Subaccount
$58,412	$164,170	$27,125	$27,127	$962

(40,242)	(129,323)	(47,871)	(13,328)	(14,369)

18,170	34,847	(20,746)	13,799	(13,407)

14,782	(7,208)	23,459	1,053	(6,473)
236,730	694,145	263,659	—	51,898
(661,489)	(1,231,154)	(701,560)	(165,693)	(172,442)

$(391,807)	$(509,370)	$(435,188)	$(150,841)	$(140,424)

12

WoodmenLife Variable Annuity Account

Statements of Operations (continued)

Year Ended December 31, 2018

	Calvert	Calvert
	NASDAQ	EAFE
	100	International
	Subaccount	Subaccount
Income:
Dividends	$97,830	$64,764
Expenses:
Mortality and expense risk	(218,803)	(25,732)

Net investment income (loss)	(120,973)	39,032

Realized gain (loss) on sales of fund shares	673,681	96,278
Capital gain distributions	283,776	—
Change in unrealized appreciation/depreciation of investments	(1,171,658)	(439,296)

Net increase (decrease) in net assets from operations	$(335,174)	$(303,986)

See accompanying notes.

13

WoodmenLife Variable Annuity Account

Statements of Operations (continued)

Year Ended December 31, 2018

Calvert		Calvert	Calvert
Investment	Calvert	S&P Mid	Russell 2000	Fidelity
Grade Bond	S&P 500	Cap 400	Small Cap	Contrafund
Subaccount	Subaccount	Subaccount	Subaccount	Subaccount
$90,987	$240,916	$143,347	$60,173	$175,936

(36,729)	(154,337)	(157,149)	(69,538)	(361,860)

54,258	86,579	(13,802)	(9,365)	(185,924)

(12,610)	404,007	597,751	122,178	1,233,096
—	865,286	742,757	274,219	2,444,800
(91,751)	(2,088,108)	(2,824,079)	(1,049,215)	(5,646,567)

$(50,103)	$(732,236)	$(1,497,373)	$(662,183)	$(2,154,595)

14

WoodmenLife Variable Annuity Account

Statements of Operations (continued)

Year Ended December 31, 2018

	Fidelity
	Equity	Fidelity
	Income	Growth
	Subaccount	Subaccount
Income:
Dividends	$163,973	$15,951
Expenses:
Mortality and expense risk	(95,260)	(135,743)

Net investment income (loss)	68,713	(119,792)

Realized gain (loss) on sales of fund shares	141,839	348,463
Capital gain distributions	358,970	1,416,410
Change in unrealized appreciation/depreciation of investments	(1,316,255)	(1,829,884)

Net increase (decrease) in net assets from operations	$(746,733)	$(184,803)

See accompanying notes.

15

WoodmenLife Variable Annuity Account

Statements of Operations (continued)

Year Ended December 31, 2018

Fidelity		Fidelity		Franklin
Growth &	Fidelity	Money	Franklin	Mutual Global
Income	Overseas	Market	Income	Discovery
Subaccount	Subaccount	Subaccount	Subaccount	Subaccount
$27,264	$73,157	$35,195	$1,044,423	$160,107

(141,163)	(63,307)	(29,296)	(272,380)	(85,240)

(113,899)	9,850	5,899	772,043	74,867

356,382	212,022	2	(73,112)	(99,154)
637,019	—	—	—	84,826
(2,017,643)	(1,042,022)	—	(1,940,981)	(893,567)

$(1,138,141)	$(820,150)	$5,901	$(1,242,050)	$(833,028)

16

WoodmenLife Variable Annuity Account

Statements of Operations (continued)

Year Ended December 31, 2018

	Franklin	Franklin
	Rising	Strategic
	Dividends	Income
	Subaccount	Subaccount
Income:
Dividends	$193,879	$281,702
Expenses:
Mortality and expense risk	(190,836)	(126,461)

Net investment income (loss)	3,043	155,241

Realized gain (loss) on sales of fund shares	(5,784)	(128,185)
Capital gain distributions	939,049	—
Change in unrealized appreciation/depreciation of investments	(1,912,325)	(362,995)

Net increase (decrease) in net assets from operations	$(976,017)	$(335,939)

See accompanying notes.

17

WoodmenLife Variable Annuity Account

Statements of Operations (continued)

Year Ended December 31, 2018

	PIMCO
Franklin	Low	PIMCO
Global Bond	Duration	Real Return
Subaccount	Subaccount	Subaccount
$—	$36,285	$205,053

(76,496)	(23,997)	(104,783)

(76,496)	12,288	100,270

(59,639)	(25,801)	(246,793)
—	—	—
179,694	(4,887)	(147,141)

$43,559	$(18,400)	$(293,664)

18

WoodmenLife Variable Annuity Account

Statements of Changes in Net Assets

Years Ended December 31, 2018 and 2017

	American
	Asset Allocation
	Subaccount
	2018	2017
Increase (decrease) in net assets from operations:
Net investment income (loss)	$49,106	$31,501
Net realized gain (loss) on investments	421,076	280,494
Change in unrealized appreciation/depreciation of investments	(1,068,606)	528,526

Net increase (decrease) in net assets from operations	(598,424)	840,521

Certificate transactions:
Certificate deposits	1,314,992	452,748
Certificate surrenders and death benefits	(377,777)	(303,631)
Transfers between subaccounts, including fixed interest account	1,294,706	2,422,494
Administrative charges	(2,529)	(1,865)

Net increase (decrease) in net assets from certificate transactions	2,229,392	2,569,746

Total increase (decrease) in net assets	1,630,968	3,410,267
Net assets at beginning of year	7,810,156	4,399,889

Net assets at end of year	$9,441,124	$7,810,156

See accompanying notes.

19

WoodmenLife Variable Annuity Account

Statements of Changes in Net Assets (continued)

Years Ended December 31, 2018 and 2017

American		American		American
Growth		Global Growth & Income		Growth & Income
Subaccount		Subaccount		Subaccount
2018	2017	2018	2017	2018	2017
$(91,520)	$(54,390)	$18,170	$26,376	$34,847	$22,105
1,215,230	639,649	251,512	50,173	686,937	322,649
(1,438,869)	1,185,963	(661,489)	415,855	(1,231,154)	867,441

(315,159)	1,771,222	(391,807)	492,404	(509,370)	1,212,195

492,673	420,164	381,888	122,682	1,059,419	517,115
(705,653)	(570,735)	(92,495)	(90,318)	(414,215)	(639,677)
2,440,946	2,463,775	702,064	557,993	2,861,132	2,415,131
(4,731)	(3,052)	(1,035)	(759)	(2,871)	(1,906)

2,223,235	2,310,152	990,422	589,598	3,503,465	2,290,663

1,908,076	4,081,374	598,615	1,082,002	2,994,095	3,502,858
9,696,464	5,615,090	2,881,651	1,799,649	8,133,241	4,630,383

$11,604,540	$9,696,464	$3,480,266	$2,881,651	$11,127,336	$8,133,241

20

WoodmenLife Variable Annuity Account

Statements of Changes in Net Assets (continued)

Years Ended December 31, 2018 and 2017

	American
	Global Growth
	Subaccount
	2018	2017
Increase (decrease) in net assets from operations:
Net investment income (loss)	$(20,746)	$(10,327)
Net realized gain (loss) on investments	287,118	60,457
Change in unrealized appreciation/depreciation of investments	(701,560)	505,034

Net increase (decrease) in net assets from operations	(435,188)	555,164

Certificate transactions:
Certificate deposits	134,055	147,362
Certificate surrenders and death benefits	(166,698)	(99,095)
Transfers between subaccounts, including fixed interest account	1,063,988	977,112
Administrative charges	(1,634)	(1,098)

Net increase (decrease) in net assets from certificate transactions	1,029,711	1,024,281

Total increase (decrease) in net assets	594,523	1,579,445
Net assets at beginning of year	3,197,496	1,618,051

Net assets at end of year	$3,792,019	$3,197,496

See accompanying notes.

21

WoodmenLife Variable Annuity Account

Statements of Changes in Net Assets (continued)

Years Ended December 31, 2018 and 2017

American
International		American		Calvert
Growth & Income		Global Small Cap		NASDAQ 100
Subaccount		Subaccount		Subaccount
2018	2017	2018	2017	2018	2017
$13,799	$9,541	$(13,407)	$(6,977)	$(120,973)	$(96,251)
1,053	(910)	45,425	(13,119)	957,457	572,248
(165,693)	128,272	(172,442)	204,443	(1,171,658)	2,893,754

(150,841)	136,903	(140,424)	184,347	(335,174)	3,369,751

54,092	48,772	31,573	58,551	524,456	755,007
(13,247)	(22,957)	(33,318)	(27,160)	(1,217,036)	(846,052)
385,025	196,053	149,457	156,500	1,409,062	2,038,440
(492)	(298)	(481)	(361)	(8,217)	(6,882)

425,378	221,570	147,231	187,530	708,265	1,940,513

274,537	358,473	6,807	371,877	373,091	5,310,264
878,810	520,337	1,052,304	680,427	15,675,460	10,365,196

$1,153,347	$878,810	$1,059,111	$1,052,304	$16,048,551	$15,675,460

22

WoodmenLife Variable Annuity Account

Statements of Changes in Net Assets (continued)

Years Ended December 31, 2018 and 2017

	Calvert
	EAFE International
	Subaccount
	2018	2017
Increase (decrease) in net assets from operations:
Net investment income (loss)	$39,032	$27,748
Net realized gain (loss) on investments	96,278	32,748
Change in unrealized appreciation/depreciation of investments	(439,296)	359,332

Net increase (decrease) in net assets from operations	(303,986)	419,828

Certificate transactions:
Certificate deposits	55,539	62,981
Certificate surrenders and death benefits	(348,668)	(101,472)
Transfers between subaccounts, including fixed interest account	97,191	51,967
Administrative charges	(1,382)	(1,479)

Net increase (decrease) in net assets from certificate transactions	(197,320)	11,997

Total increase (decrease) in net assets	(501,306)	431,825
Net assets at beginning of year	2,238,280	1,806,455

Net assets at end of year	$1,736,974	$2,238,280

See accompanying notes.

23

WoodmenLife Variable Annuity Account

Statements of Changes in Net Assets (continued)

Years Ended December 31, 2018 and 2017

Calvert		Calvert		Calvert
Investment Grade Bond		S&P 500		S&P Mid Cap 400
Subaccount		Subaccount		Subaccount
2018	2017	2018	2017	2018	2017
$54,258	$45,550	$86,579	$28,821	$(13,802)	$(62,633)
(12,610)	(8,665)	1,269,293	716,935	1,340,508	957,221
(91,751)	22,867	(2,088,108)	1,131,262	(2,824,079)	737,774

(50,103)	59,752	(732,236)	1,877,018	(1,497,373)	1,632,362

66,863	41,564	401,370	363,968	262,057	313,278
(213,083)	(162,796)	(857,453)	(601,824)	(1,054,548)	(656,993)
54,860	235,557	779,164	1,490,126	(89,774)	567,465
(1,768)	(1,832)	(6,121)	(5,793)	(7,106)	(7,086)

(93,128)	112,493	316,960	1,246,477	(889,371)	216,664

(143,231)	172,245	(415,276)	3,123,495	(2,386,744)	1,849,026
3,003,522	2,831,277	11,821,693	8,698,198	12,902,620	11,053,594

$2,860,291	$3,003,522	$11,406,417	$11,821,693	$10,515,876	$12,902,620

24

WoodmenLife Variable Annuity Account

Statements of Changes in Net Assets (continued)

Years Ended December 31, 2018 and 2017

	Calvert
	Russell 2000 Small Cap
	Subaccount
	2018	2017
Increase (decrease) in net assets from operations:
Net investment income (loss)	$(9,365)	$(23,190)
Net realized gain (loss) on investments	396,397	325,121
Change in unrealized appreciation/depreciation of investments	(1,049,215)	311,623

Net increase (decrease) in net assets from operations	(662,183)	613,554

Certificate transactions:
Certificate deposits	164,103	131,984
Certificate surrenders and death benefits	(318,759)	(341,169)
Transfers between subaccounts, including fixed interest account	180,848	294,809
Administrative charges	(3,500)	(3,310)

Net increase (decrease) in net assets from certificate transactions	22,692	82,314

Total increase (decrease) in net assets	(639,491)	695,868
Net assets at beginning of year	5,349,728	4,653,860

Net assets at end of year	$4,710,237	$5,349,728

See accompanying notes.

25

WoodmenLife Variable Annuity Account

Statements of Changes in Net Assets (continued)

Years Ended December 31, 2018 and 2017

Fidelity		Fidelity		Fidelity
Contrafund		Equity Income		Growth
Subaccount		Subaccount		Subaccount
2018	2017	2018	2017	2018	2017
$(185,924)	$(80,925)	$68,713	$29,726	$(119,792)	$(95,529)
3,677,896	1,843,468	500,809	305,497	1,764,873	906,903
(5,646,567)	2,827,238	(1,316,255)	475,698	(1,829,884)	1,521,425

(2,154,595)	4,589,781	(746,733)	810,921	(184,803)	2,332,799

610,316	795,485	211,454	211,414	291,782	241,305
(2,393,473)	(1,524,414)	(909,107)	(465,697)	(796,610)	(523,040)
1,906,762	2,153,358	303,762	480,573	948,683	852,846
(17,749)	(17,469)	(4,378)	(4,853)	(6,169)	(5,059)

105,856	1,406,960	(398,269)	221,437	437,686	566,052

(2,048,739)	5,996,741	(1,145,002)	1,032,358	252,883	2,898,851
28,072,928	22,076,187	7,927,062	6,894,704	9,705,398	6,806,547

$26,024,189	$28,072,928	$6,782,060	$7,927,062	$9,958,281	$9,705,398

26

WoodmenLife Variable Annuity Account

Statements of Changes in Net Assets (continued)

Years Ended December 31, 2018 and 2017

	Fidelity
	Growth & Income
	Subaccount
	2018	2017
Increase (decrease) in net assets from operations:
Net investment income (loss)	$(113,899)	$(2,293)
Net realized gain (loss) on investments	993,401	544,052
Change in unrealized appreciation/depreciation of investments	(2,017,643)	915,499

Net increase (decrease) in net assets from operations	(1,138,141)	1,457,258

Certificate transactions:
Certificate deposits	475,175	188,541
Certificate surrenders and death benefits	(930,885)	(368,427)
Transfers between subaccounts, including fixed interest account	515,026	993,469
Administrative charges	(5,898)	(5,862)

Net increase (decrease) in net assets from certificate transactions	53,418	807,721

Total increase (decrease) in net assets	(1,084,723)	2,264,979
Net assets at beginning of year	11,116,336	8,851,357

Net assets at end of year	$10,031,613	$11,116,336

See accompanying notes.

27

WoodmenLife Variable Annuity Account

Statements of Changes in Net Assets (continued)

Years Ended December 31, 2018 and 2017

Fidelity		Fidelity		Franklin
Overseas		Money Market		Income
Subaccount		Subaccount		Subaccount
2018	2017	2018	2017	2018	2017
$9,850	$4,432	$5,899	$(20,144)	$772,043	$523,916
212,022	179,049	2	29	(73,112)	(109,509)
(1,042,022)	1,029,404	—	—	(1,940,981)	1,056,440

(820,150)	1,212,885	5,901	(20,115)	(1,242,050)	1,470,847

204,393	179,773	25,901,487	30,711,797	1,372,113	731,679
(409,214)	(258,157)	(78,210)	(100,683)	(1,553,234)	(1,822,475)
(42,383)	(114,472)	(26,106,305)	(31,639,324)	2,554,309	3,721,711
(3,841)	(3,918)	(615)	(841)	(6,963)	(5,998)

(251,045)	(196,774)	(283,643)	(1,029,051)	2,366,225	2,624,917

(1,071,195)	1,016,111	(277,742)	(1,049,166)	1,124,175	4,095,764
5,350,990	4,334,879	2,749,780	3,798,946	20,470,777	16,375,013

$4,279,795	$5,350,990	$2,472,038	$2,749,780	$21,594,952	$20,470,777

28

WoodmenLife Variable Annuity Account

Statements of Changes in Net Assets (continued)

Years Ended December 31, 2018 and 2017

	Franklin
	Mutual Global Discovery Subaccount
	2018	2017
Increase (decrease) in net assets from operations:
Net investment income (loss)	$74,867	$35,012
Net realized gain (loss) on investments	(14,328)	213,440
Change in unrealized appreciation/depreciation of investments	(893,567)	221,547

Net increase (decrease) in net assets from operations	(833,028)	469,999

Certificate transactions:
Certificate deposits	235,773	223,423
Certificate surrenders and death benefits	(502,700)	(748,184)
Transfers between subaccounts, including fixed interest account	125,599	541,249
Administrative charges	(2,383)	(2,453)

Net increase (decrease) in net assets from certificate transactions	(143,711)	14,035

Total increase (decrease) in net assets	(976,739)	484,034
Net assets at beginning of year	6,901,262	6,417,228

Net assets at end of year	$5,924,523	$6,901,262

See accompanying notes.

29

WoodmenLife Variable Annuity Account

Statements of Changes in Net Assets (continued)

Years Ended December 31, 2018 and 2017

Franklin		Franklin		Franklin
Rising Dividends		Strategic Income		Global Bond
Subaccount		Subaccount		Subaccount
2018	2017	2018	2017	2018	2017
$3,043	$30,126	$155,241	$144,907	$(76,496)	$(70,428)
933,265	375,954	(128,185)	(55,293)	(59,639)	(23,171)
(1,912,325)	1,723,068	(362,995)	173,285	179,694	120,141

(976,017)	2,129,148	(335,939)	262,899	43,559	26,542

703,361	583,361	511,795	412,314	361,616	274,501
(824,381)	(999,603)	(565,468)	(597,084)	(370,930)	(239,161)
1,950,686	1,811,536	1,005,409	2,048,175	495,487	541,327
(4,682)	(4,113)	(2,961)	(2,564)	(2,226)	(2,151)

1,824,984	1,391,181	948,775	1,860,841	483,947	574,516

848,967	3,520,329	612,836	2,123,740	527,506	601,058
13,988,658	10,468,329	9,438,009	7,314,269	5,791,176	5,190,118

$14,837,625	$13,988,658	$10,050,845	$9,438,009	$6,318,682	$5,791,176

30

WoodmenLife Variable Annuity Account

Statements of Changes in Net Assets (continued)

Years Ended December 31, 2018 and 2017

	PIMCO
	Low Duration
	Subaccount
	2018	2017
Increase (decrease) in net assets from operations:
Net investment income (loss)	$12,288	$1,858
Net realized gain (loss) on investments	(25,801)	(16,147)
Change in unrealized appreciation/depreciation of investments	(4,887)	16,063

Net increase (decrease) in net assets from operations	(18,400)	1,774

Certificate transactions:
Certificate deposits	50,027	27,707
Certificate surrenders and death benefits	(237,101)	(104,262)
Transfers between subaccounts, including fixed interest account	(105,511)	140,648
Administrative charges	(1,008)	(1,277)

Net increase (decrease) in net assets from certificate transactions	(293,593)	62,816

Total increase (decrease) in net assets	(311,993)	64,590
Net assets at beginning of year	2,120,396	2,055,806

Net assets at end of year	$1,808,403	$2,120,396

See accompanying notes.

31

WoodmenLife Variable Annuity Account

Statements of Changes in Net Assets (continued)

Years Ended December 31, 2018 and 2017

PIMCO
Real Return
Subaccount
2018	2017
$100,270	$100,201
(246,793)	(289,012)
(147,141)	395,382

(293,664)	206,571

353,746	229,005
(989,855)	(570,142)
261,669	(218,862)
(6,331)	(7,187)

(380,771)	(567,186)

(674,435)	(360,615)
8,888,580	9,249,195

$8,214,145	$8,888,580

32

WoodmenLife Variable Annuity Account

Notes to Financial Statements

1. Organization and Significant Accounting Policies

Organization

WoodmenLife Variable Annuity Account (the Account), a unit investment trust registered under the Investment Company Act of 1940, as amended, was established by Woodmen of the World Life Insurance Society (the Company) and exists in accordance with the rules and regulations of the Nebraska Department of Insurance. The Account is a funding vehicle for individual flexible premium deferred variable annuity certificates issued by the Company.

At the direction of eligible certificate owners, the Account invests in 26 investment subaccounts which, in turn, own shares of the following open-end registered investment companies (the Funds):

Subaccount	Invests Exclusively in Shares of
American Variable Products:
American Asset Allocation	Asset Allocation Fund Class 2
American Growth	Growth Fund Class 2
American Global Growth & Income	Global Growth and Income Fund Class 2
American Growth & Income	Growth-Income Fund Class 2
American Global Growth	Global Growth Fund Class 2
American International Growth & Income	International Growth and Income Fund Class 2
American Global Small Cap	Global Small Capitalization Fund Class 2
Calvert Variable Products:
Calvert NASDAQ 100	NASDAQ 100 Index Portfolio
Calvert EAFE International	EAFE International Index Portfolio
Calvert Investment Grade Bond	Investment Grade Bond Index Portfolio
Calvert S&P 500	S&P 500 Index Portfolio
Calvert S&P Mid Cap 400	S&P MidCap 400 Index Portfolio
Calvert Russell 2000 Small Cap	Russell 2000 Small Cap Index Portfolio
Fidelity Variable Insurance Products Funds:
Fidelity Contrafund	VIP Contrafund-Portfolio® Service Class 1
Fidelity Equity Income	VIP Equity-Income Portfolio Service Class 1
Fidelity Growth	VIP Growth Portfolio Service Class 1
Fidelity Growth & Income	VIP Growth & Income Portfolio Service Class 1
Fidelity Overseas	VIP Overseas Portfolio Service Class 1
Fidelity Money Market	VIP Money Market Service Class 1

33

WoodmenLife Variable Annuity Account

Notes to Financial Statements (continued)

1. Organization and Significant Accounting Policies (continued)

Subaccount	Invests Exclusively in Shares of
Franklin Templeton Variable Products:
Franklin Income	Franklin Income VIP Fund Class 2
Franklin Mutual Global Discovery	Franklin Mutual Global Discovery VIP Fund Class 2
Franklin Rising Dividends	Franklin Rising Dividends VIP Fund Class 2
Franklin Strategic Income	Franklin Strategic Income VIP Fund Class 2
Franklin Global Bond	Templeton Global Bond VIP Fund Class 2

PIMCO Variable Insurance Trust/Administrative Class:
PIMCO Low Duration	Low Duration Portfolio
PIMCO Real Return	Real Return Portfolio

Under applicable insurance law, the assets and liabilities of the Account are clearly identified and distinguished from the Company’s other assets and liabilities. The portion of the Account’s assets applicable to the variable annuity certificates is not chargeable with liabilities arising out of any other business the Company may conduct. All amounts reported are for the entire year ended December 31, 2018.

Investments

Investments in shares of the Funds are stated at fair value, which is the closing net asset value per share as determined by the Funds. The first-in, first-out cost basis has been used in determining the net realized gain or loss from investment transactions and unrealized appreciation or depreciation on investments. Investment transactions are accounted for on the trade date.

Dividends and realized capital gain distributions are taken into income on an accrual basis as of the ex-dividend date and are automatically reinvested in shares of the Funds on the payable date.

34

WoodmenLife Variable Annuity Account

Notes to Financial Statements (continued)

1. Organization and Significant Accounting Policies (continued)

Certificates in Annuitization Period

Net assets allocated to certificates in the annuitization period are computed according to the Annuity 2000 Mortality Table, with an assumed investment return of 3%. The mortality risk is fully borne by the Company and may result in additional amounts being transferred into the Account by the Company to cover greater longevity of annuitants than expected.

Conversely, if amounts allocated exceed amounts required, transfers may be made to the Company. At December 31, 2018, there were no net assets allocated to certificates in the annuitization period.

Use of Estimates in the Preparation of Financial Statements

The preparation of the Account’s financial statements and accompanying notes in accordance with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the amounts reported and disclosed in the financial statements and accompanying notes. These estimates and assumptions could change in the future as more information becomes known, which could impact the amounts reported and disclosed herein.

35

WoodmenLife Variable Annuity Account

Notes to Financial Statements (continued)

2. Expense Charges

The Account pays the Company certain amounts relating to the distribution and administration of the certificates funded by the Account and as reimbursements for certain mortality and other risks assumed by the Company. The following summarizes those amounts:

Mortality and expense risk charges: The Company deducts a daily mortality and expense risk charge from the Account at an effective annual rate of 1.25% of the average daily net asset value of the Account. These charges are assessed in return for the Company’s assumption of risks associated with adverse mortality experience or excess administrative expenses in connection with certificates issued.

Administrative charge: Prior to the annuity payment period, the Company deducts an annual administrative charge, which is currently $30 ($45 maximum charge) to reimburse it for administrative expenses related to the certificate. The administrative charge applies to certificates with net assets less than $50,000 in the variable subaccounts as of the assessment day.

Surrender charge: A surrender charge is imposed in the event of a full or partial surrender during the first seven certificate years. A certificate owner may annually surrender a maximum of 10% of the cash value without incurring a surrender charge. Depending on the annuitant’s issue age, the amount charged ranges from 5% to 7% of the amount surrendered during the first certificate year and declines by 1% in each of the next four to six certificate years. No surrender charge is deducted if the partial surrender or surrender occurs after five to seven full certificate years.

Transfer charge: A transfer charge of $25 may be imposed for the thirteenth and each subsequent transfer between subaccounts in any one certificate year.

3. Federal Income Taxes

The Company is a tax-exempt fraternal benefit society under the provisions of the Internal Revenue Code (the IRC). Under the current provisions of the IRC, the Company does not expect to incur federal income taxes on the earnings of the Account to the extent the earnings are credited under the certificates. Based on this, no charge is being made currently to the Account for federal income taxes. The Company will review periodically the status of this policy. In the event of changes in the tax law, a charge may be made in future years for any federal income taxes that would be attributable to the certificates.

36

WoodmenLife Variable Annuity Account

Notes to Financial Statements (continued)

4. Purchases and Sales of Investment Securities

The aggregate cost of investment securities purchased and proceeds from investment securities sold by subaccount were as follows for the year ended December 31, 2018:

	Cost of	Proceeds From
Subaccount	Purchases	Sales
American Asset Allocation	$2,807,845	$691,159
American Growth	2,718,393	639,696
American Global Growth & Income	1,162,266	212,086
American Growth & Income	3,964,043	589,901
American Global Growth	1,261,185	279,346
American International Growth & Income	449,196	37,145
American Global Small Cap	203,930	71,068
Calvert NASDAQ 100	1,844,427	1,354,965
Calvert EAFE International	189,666	412,717
Calvert Investment Grade Bond	391,381	521,238
Calvert S&P 500	1,322,226	1,159,603
Calvert S&P Mid Cap 400	467,225	1,513,746
Calvert Russell 2000 Small Cap	399,483	446,329
Fidelity Contrafund	2,163,081	2,419,086
Fidelity Equity Income	677,485	1,171,015
Fidelity Growth	1,228,529	926,586
Fidelity Growth & Income	978,064	1,065,810
Fidelity Overseas	291,945	606,297
Fidelity Money Market	15,474,510	15,787,448
Franklin Income	3,468,282	1,374,438
Franklin Mutual Global Discovery	462,451	691,403
Franklin Rising Dividends	2,481,800	847,652
Franklin Strategic Income	1,916,166	1,093,852
Franklin Global Bond	1,033,071	625,620
PIMCO Low Duration	209,474	527,064
PIMCO Real Return	973,143	1,458,698

37

WoodmenLife Variable Annuity Account

Notes to Financial Statements (continued)

5. Summary of Changes from Unit Transactions

Transactions in units of each subaccount were as follows for the years ended December 31, 2018 and 2017:

	2018		2017
Subaccount	Purchased	Redeemed	Purchased	Redeemed
American Asset Allocation	268,692	90,611	258,740	36,570
American Growth	209,755	65,611	233,560	54,972
American Global Growth & Income	99,930	20,757	62,781	12,936
American Growth & Income	310,486	60,077	251,975	61,808
American Global Growth	98,033	22,863	93,500	13,023
American International Growth & Income	40,648	2,764	22,840	2,348
American Global Small Cap	17,090	5,275	20,389	3,771
Calvert NASDAQ 100	49,962	35,772	82,645	36,381
Calvert EAFE International	10,745	20,347	9,830	9,241
Calvert Investment Grade Bond	31,936	38,749	37,164	29,419
Calvert S&P 500	61,975	51,635	87,904	40,548
Calvert S&P Mid Cap 400	20,550	44,268	44,560	37,895
Calvert Russell 2000 Small Cap	16,346	15,601	27,202	24,269
Fidelity Contrafund	92,365	89,220	126,960	82,821
Fidelity Equity Income	31,527	48,486	50,958	41,246
Fidelity Growth	48,638	35,352	57,389	36,802
Fidelity Growth & Income	46,525	44,391	72,487	37,906
Fidelity Overseas	16,473	26,944	22,752	31,601
Fidelity Money Market	27,565,573	27,849,454	32,371,830	33,392,573
Franklin Income	392,303	186,469	457,476	221,089
Franklin Mutual Global Discovery	58,455	70,633	86,405	84,827
Franklin Rising Dividends	222,073	90,094	224,071	114,718
Franklin Strategic Income	215,915	124,407	264,544	85,229
Franklin Global Bond	121,964	72,016	112,463	54,202
PIMCO Low Duration	24,839	47,978	43,900	38,989
PIMCO Real Return	89,087	114,672	71,050	109,812

38

WoodmenLife Variable Annuity Account

Notes to Financial Statements (continued)

6. Financial Highlights

The following summarizes units outstanding, unit values, and net assets at the end of each year in the five-year period ended December 31, 2018, and investment income ratios, ratios of expenses to average net assets, and total return ratios for the years ended December 31, 2018, 2017, 2016, 2015 and 2014, as follows:

					Ratio of
				Investment	Expenses to
		Unit		Income	Average Net	Total
Subaccount	Units	Value	Net Assets	Ratio (1) (2)	Assets (3)	Return (4)
American Asset Allocation
2018	806,889	$11.70	$9,441,124	1.80%	1.25%	(5.80)%
2017	628,808	12.42	7,810,156	1.74	1.25	14.79
2016	406,638	10.82	4,399,889	1.94	1.25	8.05
2015	223,332	10.01	2,236,435	3.25	1.25	0.10

American Growth
2018	814,817	14.24	11,604,540	0.46	1.25	(1.49)
2017	670,673	14.46	9,696,464	0.55	1.25	26.70
2016	492,085	11.41	5,615,090	0.86	1.25	8.12
2015	303,007	10.55	3,197,658	1.19	1.25	5.50

American Global Growth & Income
2018	303,249	11.48	3,480,266	1.82	1.25	(10.76)
2017	224,076	12.86	2,881,651	2.37	1.25	24.50
2016	174,231	10.33	1,799,649	2.22	1.25	6.02
2015	105,086	9.74	1,023,884	3.64	1.25	(2.60)

American Growth & Income
2018	860,206	12.94	11,127,336	1.59	1.25	(3.01)
2017	609,797	13.34	8,133,241	1.58	1.25	20.87
2016	419,609	11.03	4,630,383	1.83	1.25	10.09
2015	239,099	10.02	2,395,639	2.33	1.25	0.20

American Global Growth
2018	309,829	12.24	3,792,019	0.71	1.25	(10.18)
2017	234,659	13.63	3,197,496	0.79	1.25	29.84
2016	154,185	10.49	1,618,051	0.98	1.25	(0.67)
2015	111,676	10.56	1,179,391	2.04	1.25	5.60

39

WoodmenLife Variable Annuity Account

Notes to Financial Statements (continued)

6. Financial Highlights (continued)

					Ratio of
				Investment	Expenses to
		Unit		Income	Average Net	Total
Subaccount	Units	Value	Net Assets	Ratio (1) (2)	Assets (3)	Return (4)
American International Growth & Income
2018	114,093	$10.11	$1,153,347	2.55%	1.25%	(12.34)%
2017	76,210	11.53	878,810	2.64	1.25	23.48
2016	55,717	9.34	520,337	3.12	1.25	0.19
2015	31,452	9.32	293,206	3.90	1.25	(6.80)

American Global Small Cap
2018	96,584	10.97	1,059,111	0.08	1.25	(11.67)
2017	84,768	12.41	1,052,304	0.43	1.25	24.33
2016	68,150	9.98	680,427	0.27	1.25	0.79
2015	56,175	9.90	556,244	0.00	1.25	(1.00)

Calvert NASDAQ 100
2018	355,155	45.19	16,048,551	0.56	1.25	(1.71)
2017	340,964	45.97	15,675,460	0.51	1.25	30.71
2016	294,701	35.17	10,365,196	0.53	1.25	5.26
2015	282,220	33.41	9,429,318	0.06	1.25	7.71
2014	227,267	31.02	7,049,203	1.39	1.25	17.20

Calvert EAFE International
2018	96,280	18.04	1,736,974	3.17	1.25	(14.66)
2017	105,881	21.14	2,238,280	2.59	1.25	23.21
2016	105,292	17.16	1,806,455	2.79	1.25	(0.77)
2015	123,312	17.29	2,132,498	0.24	1.25	(2.85)
2014	137,362	17.80	2,444,639	2.41	1.25	(7.58)

Calvert Investment Grade Bond
2018	205,420	13.92	2,860,291	3.11	1.25	(1.61)
2017	212,233	14.15	3,003,522	2.87	1.25	2.21
2016	204,489	13.85	2,831,277	3.29	1.25	1.35
2015	135,550	13.67	1,852,387	0.14	1.25	(1.17)
2014	134,244	13.83	1,856,880	2.34	1.25	4.60

40

WoodmenLife Variable Annuity Account

Notes to Financial Statements (continued)

6. Financial Highlights (continued)

					Ratio of
				Investment	Expenses to
		Unit		Income	Average Net	Total
Subaccount	Units	Value	Net Assets	Ratio (1) (2)	Assets (3)	Return (4)
Calvert S&P 500
2018	413,849	$27.56	$11,406,417	1.96%	1.25%	(5.92)%
2017	403,509	29.30	11,821,693	1.52	1.25	19.96
2016	356,153	24.42	8,698,198	1.35	1.25	10.18
2015	313,347	22.16	6,945,007	0.19	1.25	(0.29)
2014	298,993	22.23	6,645,264	1.77	1.25	11.83

Calvert S&P MidCap 400
2018	319,086	32.96	10,515,876	1.15	1.25	(12.44)
2017	342,805	37.64	12,902,620	0.72	1.25	14.46
2016	336,140	32.88	11,053,594	0.46	1.25	18.76
2015	329,594	27.69	9,125,199	0.09	1.25	(3.88)
2014	334,958	28.81	9,649,166	0.97	1.25	7.91

Calvert Russell 2000 Small Cap
2018	169,522	27.79	4,710,237	1.09	1.25	(12.34)
2017	168,777	31.70	5,349,728	0.78	1.25	12.96
2016	165,844	28.06	4,653,860	0.58	1.25	19.41
2015	163,453	23.50	3,840,934	0.15	1.25	(6.37)
2014	167,483	25.10	4,203,429	0.52	1.25	2.87

Fidelity Contrafund
2018	815,506	31.91	26,024,189	0.61	1.25	(7.66)
2017	812,361	34.56	28,072,928	0.92	1.25	20.25
2016	768,222	28.74	22,076,187	0.75	1.25	6.58
2015	760,908	26.96	20,517,719	0.97	1.25	(0.71)
2014	704,192	27.15	19,120,576	0.90	1.25	10.42

Fidelity Equity Income
2018	296,136	22.90	6,782,060	2.16	1.25	(9.54)
2017	313,095	25.32	7,927,062	1.65	1.25	11.41
2016	303,383	22.73	6,894,704	2.31	1.25	16.46
2015	304,054	19.52	5,934,433	3.00	1.25	(5.27)
2014	332,054	20.61	6,842,204	2.72	1.25	7.32

41

WoodmenLife Variable Annuity Account

Notes to Financial Statements (continued)

6. Financial Highlights (continued)

					Ratio of
				Investment	Expenses to
		Unit		Income	Average Net	Total
Subaccount	Units	Value	Net Assets	Ratio (1) (2)	Assets (3)	Return (4)
Fidelity Growth
2018	330,344	$30.15	$9,958,281	0.15%	1.25%	(1.52)%
2017	317,058	30.61	9,705,398	0.12	1.25	33.33
2016	296,471	22.96	6,806,547	0.00	1.25	(0.53)
2015	297,836	23.08	6,874,845	0.17	1.25	5.71
2014	268,523	21.83	5,862,709	0.11	1.25	9.79

Fidelity Growth & Income
2018	425,300	23.59	10,031,613	0.24	1.25	(10.21)
2017	423,166	26.27	11,116,336	1.22	1.25	15.33
2016	388,584	22.78	8,851,357	1.69	1.25	14.51
2015	386,870	19.89	7,696,048	1.96	1.25	(3.58)
2014	407,694	20.63	8,410,022	1.81	1.25	9.02

Fidelity Overseas
2018	205,756	20.80	4,279,795	1.45	1.25	(15.95)
2017	216,227	24.75	5,350,990	1.33	1.25	28.49
2016	225,076	19.26	4,334,879	1.36	1.25	(6.30)
2015	235,947	20.55	4,849,802	1.26	1.25	2.18
2014	244,368	20.11	4,914,538	1.21	1.25	(9.31)

Fidelity Money Market
2018	2,457,993	1.01	2,472,038	1.51	1.25	0.28
2017	2,741,875	1.00	2,749,780	0.56	1.25	(0.67)
2016	3,762,618	1.01	3,798,946	0.11	1.25	(1.11)
2015	3,250,575	1.02	3,319,829	0.01	1.25	(1.36)
2014	2,807,510	1.03	2,903,139	0.01	1.25	(1.62)

Franklin Income
2018	1,975,588	10.93	21,594,952	4.82	1.25	(5.50)
2017	1,769,755	11.57	20,470,778	4.07	1.25	8.31
2016	1,533,368	10.68	16,375,013	4.86	1.25	12.62
2015	1,280,592	9.48	12,144,532	4.66	1.25	(8.24)
2014	755,114	10.33	7,801,565	3.79	1.25	3.30

42

WoodmenLife Variable Annuity Account

Notes to Financial Statements (continued)

6. Financial Highlights (continued)

					Ratio of
				Investment	Expenses to
		Unit		Income	Average Net	Total
Subaccount	Units	Value	Net Assets	Ratio (1) (2)	Assets (3)	Return (4)
Franklin Mutual Global Discovery
2018	572,541	$10.35	$5,924,523	2.36%	1.25%	(12.33)%
2017	584,719	11.80	6,901,262	1.77	1.25	7.25
2016	583,141	11.00	6,417,228	1.69	1.25	10.74
2015	576,432	9.93	5,726,009	3.03	1.25	(4.88)
2014	325,560	10.44	3,398,694	2.99	1.25	4.40

Franklin Rising Dividends
2018	1,135,387	13.07	14,837,625	1.28	1.25	(6.26)
2017	1,003,408	13.94	13,988,658	1.49	1.25	19.07
2016	894,055	11.71	10,468,329	1.29	1.25	14.61
2015	758,417	10.22	7,748,790	1.41	1.25	(4.82)
2014	447,623	10.74	4,806,252	1.02	1.25	7.40

Franklin Strategic Income
2018	989,288	10.16	10,050,845	2.80	1.25	(3.36)
2017	897,780	10.51	9,438,009	2.92	1.25	3.26
2016	718,466	10.18	7,314,269	3.23	1.25	6.59
2015	593,169	9.55	5,664,919	6.37	1.25	(5.07)
2014	340,982	10.06	3,430,144	4.96	1.25	0.60

Franklin Global Bond
2018	645,372	9.79	6,318,682	0.00	1.25	0.66
2017	595,424	9.73	5,791,176	0.00	1.25	0.66
2016	537,164	9.66	5,190,118	0.00	1.25	1.64
2015	461,781	9.50	4,388,929	7.66	1.25	(5.54)
2014	267,601	10.06	2,691,213	4.13	1.25	0.60

PIMCO Low Duration
2018	142,966	12.65	1,808,403	1.90	1.25	(0.91)
2017	166,105	12.77	2,120,396	1.33	1.25	0.09
2016	161,194	12.75	2,055,806	1.49	1.25	0.12
2015	147,360	12.74	1,876,647	3.36	1.25	(0.89)
2014	171,723	12.86	2,207,497	1.11	1.25	(0.44)

43

WoodmenLife Variable Annuity Account

Notes to Financial Statements (continued)

6. Financial Highlights (continued)

Subaccount	Units	Unit Value	Net Assets	Investment Income Ratio (1) (2)	Ratio of Expenses to Average Net Assets (3)	Total Return (4)
PIMCO Real Return
2018	568,675	$14.44	$8,214,145	2.46%	1.25%	(3.43)%
2017	594,261	14.96	8,888,580	2.37	1.25	2.37
2016	633,022	14.61	9,249,195	2.28	1.25	3.88
2015	581,383	14.06	8,176,765	3.97	1.25	(3.94)
2014	633,968	14.64	9,279,502	1.40	1.25	1.83

(1)

These ratios represent the dividends, excluding distributions of capital gains, received by the subaccount from the underlying mutual fund, net of management fees assessed by the fund manager, divided by the average net assets. These ratios exclude those expenses, such as mortality and expense charges, that result in direct reductions in the unit values. For subaccounts which commenced operations during the period indicated, average net assets have been calculated from the date operations commenced through the end of the reporting period. The recognition of investment income by the subaccount is affected by the timing of the declaration of dividends by the underlying fund in which the subaccount invests.

(2)	When net investment income is less than $1, the amount is not reported in the statements of operations but is used in the calculation of the investment income ratio.
(3)

These ratios represent the annualized certificates expenses of the separate account, consisting primarily of mortality and expense risk charges, for the period indicated. The ratios include only those expenses that result in a direct reduction to unit values. Charges made directly to certificate holder accounts through the redemption of units and expenses of the underlying fund are excluded.

(4)

These ratios represent the total return for the period indicated, including changes in the value of the underlying fund, and reflect deductions for all items included in the expense ratio. The total return does not include any expenses assessed through the redemption of units; inclusion of these expenses in the calculation would result in a reduction in the total return presented. For subaccounts which commenced operations during the period indicated, total return has been calculated from the date operations commenced through the end of the reporting period and has not been annualized.

44

WoodmenLife Variable Annuity Account

Notes to Financial Statements (continued)

7. Fair Value Measurements and Fair Value Hierarchy

U.S. generally accepted accounting principles define fair value, establishes a framework for measuring fair value, establishes a fair value hierarchy based on the nature of inputs used to measure fair value and enhances disclosure requirements for fair value measurements.

The Account has categorized its financial instruments into a three level hierarchy which is based on the priority of the inputs to the valuation technique. The fair value hierarchy gives the highest priority to quoted prices in active markets for identical assets or liabilities (Level 1) and the lowest priority to unobservable inputs (Level 3). If the inputs used to measure fair value fall within different levels of the hierarchy, the category level is based on the lowest priority level input that is significant to the fair value measurement of the instrument.

Financial assets and liabilities recorded at fair value on the Statements of Assets and Liabilities are categorized as follows:

•	Level 1. Unadjusted quoted prices for identical assets or liabilities in an active market.

•

Level 2. Quoted prices in markets that are not active or inputs that are observable either directly or indirectly for substantially the full term of the asset or liability. Level 2 inputs include the following:

a)	Quoted prices for similar assets or liabilities in active markets.

b)	Quoted prices for identical or similar assets or liabilities in non-active markets.

c)	Inputs other than quoted market prices that are observable.

d)	Inputs that are derived principally from or corroborated by observable market data through correlation or other means.

•

Level 3. Prices or valuation techniques that require inputs that are both unobservable and significant to the overall fair value measurement. They reflect management’s own assumptions about the assumptions a market participant would use in pricing the asset or liability.

At December 31, 2018 and 2017, all investments in the Account included in the Statements of Assets and Liabilities are stated at fair value and are based upon daily unadjusted quoted prices, and therefore are considered Level 1.

45

WoodmenLife Variable Annuity Account

Notes to Financial Statements (continued)

8. Subsequent Events

The Account is not aware of any transactions or events, which occurred after the date of the Statements of Assets and Liabilities and before the financial statements were issued which would require recognition or disclosure.

46

Woodmen of the World Life Insurance Society

Home Office: Omaha, Nebraska

1-800-225-3108

woodmenlife.org

Part C

OTHER INFORMATION

ITEM 24. FINANCIAL STATEMENTS AND EXHIBITS

(a)(1) Financial Statements

All required financial statements are included in Part B of this filing. We are providing audited financial statements for both the Account and the Depositor for the period ending December 31, 2018.

(a)(2) Financial Statement Schedules

Report of Independent Registered Public Accounting Firm on Schedules

Schedule I—Summary of Investments Other Than Investments in Related Parties as of December 31, 2018

Schedule III—Supplementary Insurance Information as of December 31, 2018, 2017, and 2016, and for each of the years then ended

Schedule IV—Reinsurance as of December 31, 2018, 2017, and 2016, and for each of the years then ended

All other schedules for which provision is made in the applicable accounting regulation of the Securities and Exchange Commission are not required under the related instructions or are inapplicable and therefore have been omitted.

(b) Exhibits

(1)	Certified resolution of the Board of Directors of Woodmen the World Life Insurance Society (“WoodmenLife”) Establishing WoodmenLife Variable Annuity Account (the “Account”)	Incorporated herein by reference from the Initial Filing of this of Registration Statement (File No 333-101231) as filed with the Securities and Exchange Commission on November 15, 2002

(2)	Not Applicable.

(3)	Draft of Distribution Agreement between WoodmenLife and Woodmen Financial Services, Inc.	Incorporated herein by reference from the Initial filing of this Registration Statement (No.333-1012331) as filed with the Securities And Exchange Commission on November 15, 2002

(4)(a)	Form of Variable Annuity Certificate	Incorporated herein by reference from Exhibit (4)(a) to Registrant’s Registration Statement on Form N-4 (File No 333-101231) filed with the Securities and Exchange Commission on November 15, 2002

(4)(b)	Form of IRA endorsement	Incorporated herein by reference from Exhibit (4) (b) to Post-Effective Amendment No. 5 to Registrant’s Registration Statement on Form N-4 (File No 333-101231) filed with the Securities and Exchange Commission on April 30, 2007.

(4)(c)	Form of Roth IRA endorsement	Incorporated herein by reference from the Filing of this of Registration Statement (File No 333-101231) as filed with the Securities and Exchange Commission on April 30, 2007

(4)(d)	Form of SIMPLE IRA Endorsement	Incorporated herein by reference from the Filing of this of Registration Statement (File No 333-101231) as filed with the Securities and Exchange Commission on April 30, 2007

(4)(e)	Form of 403(b) TSA Endorsement	Incorporated herein by reference from the Filing of this of Registration Statement (File No 333-101231) as filed with the Securities and Exchange Commission on April 30, 2007

(5)(a)	Certificate Application	Incorporated herein by reference from the Initial Filing of this of Registration Statement (File No 333-101231) as filed with the Securities and Exchange Commission on November 15, 2002

(5)(b)	Form of IRA disclosure statement	Incorporated herein by reference from the Initial Filing of this of Registration Statement (File No 333-101231) as filed with the Securities and Exchange Commission on November 15, 2002

(5)(c)	Form of Roth IRA disclosure statement	Incorporated herein by reference from the Initial Filing of this of Registration Statement (File No 333-101231) as filed with the Securities and Exchange Commission on November 15, 2002

(5)(d)	Form of SIMPLE IRA disclosure statement	Incorporated herein by reference from the Filing of this of Registration Statement (File No 333-101231) as filed with the Securities and Exchange Commission on April 25, 2006

(6)	Woodmen of the World Life Insurance Society Society Articles of Incorporation and Constitution and Laws	Incorporated herein by reference from Exhibit (6) to Post-Effective Amendment No. 17 to Registrant’s Registration Statement on Form N-4 (File No 333-101231) filed with the Securities and Exchange C Commission on April 26, 2017.

(7)	Not Applicable.

(8)(a)	Draft of Participation Agreement (Summit (n/k/a Calvert))	Incorporated herein by reference from Exhibit (8)(a)to Registrant’s Registration Statement on Form N-4 (File No 333-101231) filed with the Securities and Exchange Commission on November 15, 2002.

(8)(b)	Draft of Participation Agreement (Fidelity)	Incorporated herein by reference from the filing of this of Registration Statement (File No 333-101231) as filed with the Securities and Exchange Commission on May 16, 2003.

(8)(c)	Draft of Administrative Services Agreement (Summit (n/k/a Calvert))	Incorporated herein by reference from Exhibit (8)(c) To Registrant’s Registration Statement on Form N-4 (File No 333-101231) filed with the Securities and Exchange Commission on November 15, 2002.

(8)(d)	Draft of Services Agreement (Fidelity)	Incorporated herein by reference from the filing of this of Registration Statement (File No 333-101231) as filed with the Securities and Exchange Commission on May 16, 2003.

(8)(e)	Draft of Participation Agreement (PIMCO)	Incorporated herein by reference from Exhibit (8)(e)to Post-Effective Amendment No. 1 To Registrant’s Registration Statement on Form N-4 (File No 333-101231) filed with the Securities and Exchange Commission on or about April 30, 2004.

(8)(f)	Draft of Services Agreement (PIMCO)	Incorporated herein by reference from Exhibit (8)(f)to Post-Effective Amendment No. 1 to Registrant’s Registration Statement on Form N-4 (File No 333-101231) filed with the Securities and Exchange Commission on or about April 30, 2004.

(8)(g)	Draft of Participation Agreement (Franklin Templeton)	Incorporated herein by reference from Exhibit 8(g) to Post-Effective Amendment No. 12 to Registrant’s Registration Statement on Form N-4 (File No 333-101231) filed with the Securities and Exchange Commission on December 18, 2013.

(8)(h)	Draft of Shareholder Information Agreement (Franklin Templeton)	Incorporated herein by reference from Exhibit 8(h) to Post-Effective Amendment No. 12 to Registrant’s Registration Statement on Form N-4 (File No 333-101231) filed with the Securities and Exchange Commission on December 18, 2013.

(8)(i)	Fund Participation and Service Agreement (American Funds)	Incorporated herein by reference from Exhibit 8(i) to Post-Effective Amendment No. 14 to Registrant’s Registration Statement on Form N-4 (File No 333-101231) filed with the Securities and Exchange Commission on December 31, 2014.

(8)(j)	Business Agreement (American Funds)	Incorporated herein by reference from Exhibit 8(j) to Post-Effective Amendment No. 14 to Registrant’s Registration Statement on Form N-4 (File No 333-101231) filed with the Securities and Exchange Commission on December 31, 2014.

(8)(k)	22c-2 Agreement (American Funds)	Incorporated herein by Reference from Exhibit 8(k) to Post-Effective Amendment No. 14 to Registrant’s Registration Statement on Form N-4 (File No 333-101231) filed with the Securities and Exchange Commission on December 31, 2014.

(8)(m)	Fund Participation Agreement (Eaton Vance)	Incorporated herein by reference from Exhibit (8)(m) to Post-Effective Amendment No. 17 to Registrant’s Registration Statement on Form N-4 (File No 333-101231) filed with the Securities and Exchange Commission on April 26, 2017.

(9)	Opinion and Consent of Lynn Espeland	Incorporated herein by reference from Exhibit (9) to Post-Effective Amendment No. 7 to Registrant’s Registration Statement on Form N-4 (File No 333-101231) filed with the Securities and Exchange Commission on April 30, 2009.

(10)	Consent of Ernst & Young, LLP	Filed herewith

(11)	Not Applicable.

(12)	Not Applicable.

(99.1)

Powers of Attorney from

Danny E. Cummins,

Dwayne H. Tucker

Wesley A. Dodd Jr.,

Michael C. Shealy,

Dr. James W. Bosler III,

Daniel W. Rice III,

Dr. James W. Shaver,

Daryl J. Doise,

Mark L. Schreier,

Ronald H. Aldridge,

Patrick L. Dees,

Matthew E. Ellis,

Denise M. McCauley,

Robert T. Maher, and

Annette M. Devine

Incorporated herein by reference from Exhibit (99.1) to Post-Effective Amendment No. 17 to Registrant’s Registration Statement on Form N-4 (File No 333-101231) filed with the Securities and Exchange Commission on April 26, 2017.

ITEM 25 DIRECTORS AND OFFICERS OF THE DEPOSITOR

NAME AND PRINCIPAL BUSINESS	Positions and Offices With Depositor
ADDRESS*
Patrick L. Dees	President & CEO & Chairman of the Board
Denise M. McCauley	Executive Vice President, Chief Operating Officer, Director
Matthew E. Ellis	Executive Vice President, Secretary & General Counsel, Director
Robert T. Maher	Executive Vice President, Chief Financial Officer, Director
S. Kyle McMahan	Senior Vice President, Chief Distribution & Marketing Officer
Lynn E. Espeland	Vice President, Legal and Chief Compliance Officer
Randall P. Rotschafer	Vice President, Chief Risk Officer
Raymond G. Smolinksi	Vice President, Business Technology
Annette M. Devine	Vice President, Accounting Services
Karla J. Gochenour	Vice President, Human Resources
C. Shawn Bengston	Vice President, Investment
Lee A. Janecek	Vice President, Certificate Administration & Chief Underwriter
Lori Howard	Vice President, Marketing
Jon R. Aerni	Vice President, Actuary & Chief Actuary
Paula S. Mau	Vice President, Chief Security Official
Charles R. Driffill	Vice President, Sales
Don L. Molineu	Vice President, Fraternal
Dr. James W. Bosler III	Director
Daniel W. Rice III	Director
Dr. James W. Shaver	Director
Michael C. Shealy	Director
Wesley A. Dodd Jr.	Director
Daryl J. Doise	Director
Danny E. Cummins	Director
Ronald H. Aldridge	Director
Mark L. Schreier	Director
Dwayne H. Tucker	Director

*	The principal business address of each person is Woodmen of the World Life Insurance Society, 1700 Farnam Street, Omaha, NE 68102

ITEM 26. PERSONS CONTROLLED BY OR UNDER COMMON CONTROL WITH THE DEPOSITOR OR REGISTRANT

Registrant is a separate account of Woodmen of the World Life Insurance Society, the Depositor, established by the Board of Directors of the Depositor in 2001 pursuant to the laws of the State of Nebraska. The Depositor is a fraternal benefit society organized under the laws of the State of Nebraska and is owned by and operated for its members. It has no shareholders and is not subject to the control of any affiliated persons. Depositor controls its wholly-owned direct subsidiary, WFS Holdings, Inc., a Nebraska corporation which is a holding company with no independent operations. WFS Holdings, Inc. controls its wholly-owned subsidiary, Woodmen Financial Services, Inc., a Nebraska corporation that is a broker-dealer and principal underwriter hereunder. WFS Holdings also controls one other wholly owned subsidiary, Woodmen Insurance Agency, Inc. All are located at 1700 Farnam Street, Omaha, NE 68102.

ITEM 27. NUMBER OF CERTIFICATE HOLDERS

As of March 31, 2019, there were 5,927 Qualified Certificates outstanding and 2,578 Nonqualified Certificates outstanding.

ITEM 28. INDEMNIFICATION

Article 3 section 5 of the Constitution and Laws of Woodmen of the World Life Insurance Society contains provisions governing the indemnification of officers and employees of the depositor it provides:

“Sec. 5. Indemnification of Officers and Employees. Every officer or employee and every former officer or employee of the Society shall be indemnified against losses or judgments assessed against him by a court of competent jurisdiction and for expenses actually and reasonably incurred by him in connection with the defense of any action, suit or proceeding, civil or criminal, in which he is made a party by reason of serving this Society, except in relation to matters as to which he shall be adjudged in such action, suit or proceeding to be guilty of fraud, gross negligence or malfeasance in the performance of duty.”

Under the Nebraska Business Corporation Act, a Nebraska corporation, such as Woodmen Financial Services, Inc., is required to indemnify a director and officer who was wholly successful in the defense of any proceeding to which such person was a party because of his or her position as a director or officer against reasonable expenses, including attorneys’ fees, incurred in connection with such proceeding. Under the Nebraska Business Corporation Act, a Nebraska corporation, is permitted, but not required, to indemnify a director or officer against liability if such person conducted himself or herself in good faith, and the director or officer reasonably believed that his or her conduct was in the best interests of the corporation.

Insofar as indemnification for liability arising under the Securities Act of 1933, as amended (the “Act”) may be permitted to directors, officers and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the registrant of expenses incurred or paid by a director, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

ITEM 29. PRINCIPAL UNDERWRITER

(a) Woodmen Financial Services, Inc. is the Registrant’s principal underwriter and is not the principal underwriter, depositor, sponsor or investment adviser of any investment company, other than the Registrant.

(b) Director, Officers and Managers of Woodmen Financial Services, Inc.

NAME AND PRINCIPAL BUSINESS ADDRESS*	POSITIONS AND OFFICES WITH THE UNDERWRITER
Timothy K. Buderus	CEO, President, Director
Robert T. Maher	Chairman of the Board
Matthew E. Ellis	Director & Secretary
S. Kyle McMahan	Director
Patrick K. Megel	Director
Lindsey Eblen	Treasurer and Financial and Operations Principal
Adam Rosauer	Chief Compliance Officer and Manager of Operations
Jordan Mawson	Assistant Treasurer
Annette M. Devine	AML Officer

*	The principal business address of all of the persons listed above is Woodmen of the World Life Insurance Society, 1700 Farnam Street, Omaha, NE 68102.

(c) The following information shows all commissions and other compensation received by the sole underwriter, Woodmen Financial Services, Inc., directly or indirectly, from the Registrant from inception to the Registrant’s last fiscal year, for providing underwriting services.

	Brokerage Commissions (Gross)	Compensation to the underwriter (net)
2018	$1,899,009.53	$1,874,371.40

ITEM 30. LOCATION OF BOOKS AND RECORDS

All of the accounts, books, records or other documents required to be kept by Section 31(a) of the Investment Company Act of 1940 and rules thereunder, are maintained by the depositor at its home office located at 1700 Farnam Street, Omaha, NE 68102.

ITEM 31. MANAGEMENT SERVICES

Not Applicable

ITEM 32. UNDERTAKINGS AND REPRESENTATIONS

(a) The Registrant undertakes that it will file a post-effective amendment to this registration statement as frequently as is necessary to ensure that the audited financial statements in the registration statement are never more than 16 months old for as long as payments for the purchase of the Certificates offered herein are being accepted.

(b) The Registrant undertakes that it will include as part of any application to purchase a Certificate offered by the prospectus, either a post card or similar written communication affixed to or included in the prospectus that the applicant can remove and send to the Depositor for a Statement of Additional Information.

(c) The Registrant undertakes to deliver any Statement of Additional Information and any financial statements required to be made available under this Form N-4 promptly upon written or oral request to the Depositor at the address or phone number listed in the prospectus.

(d) Woodmen of the World Life Insurance Society represents that in connection with its offering of the Certificates as funding vehicles for retirement plans meeting the requirements of Section 403(b) of the Internal Revenue Code of 1986, it is relying on a no-action letter dated November 28, 1988, to the American Council of Life Insurance (Ref. No. IP-6-88) regarding Sections 22(e), 27(c)(1), and 27(d) of the Investment Company Act of 1940, and that WoodmenLife will comply with paragraphs numbered (1) through (4) of that letter.

(e) Woodmen of the World Life Insurance Society represents that in connection with its offering of the Certificates as funding vehicles for certain retirement plans meeting the requirements of Section 403(b) of the Internal Revenue Code of 1986, it is relying on a no-action letter dated August 30, 2012, to ING Life Insurance and Annuity Company regarding Sections 22(e) and 27(i)(2)(a) of the Investment Company Act of 1940, and that WoodmenLife will comply with the requirements set forth in the no-action letter for entities relying on that no-action position.

(f) Woodmen of the World Life Insurance Society represents that the aggregate charges under the Certificates are reasonable in relation to the services rendered, the expenses expected to be incurred and the risks assumed by Woodmen of the World Life Insurance Society.

SIGNATURES

As required by the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant, WoodmenLife Variable Annuity Account, certifies that it meets the requirements of Securities Act Rule 485(b) for effectiveness of this Registration Statement and has caused this Registration Statement to be signed on its behalf, by the undersigned thereunto duly authorized, in the City of Omaha, State of Nebraska, on this 29th day of April, 2019.

WoodmenLife Variable Annuity Account (Registrant)

By:	Woodmen of the World Life Insurance Society
(Depositor, on behalf of itself and Registrant)

By:	*

Patrick L. Dees
President & CEO & Chairman of the Board

As required by the Securities Act of 1933, this post-effective amendment to the Registration Statement has been signed by the following persons in the capacities with the Depositor and on the dates indicated:

All of the Board of Directors of Woodmen of the World Life Insurance Society

* Daryl J. Doise	Director	April 29, 2019

* Daniel W. Rice III	Director	April 29, 2019

* Dr. James W. Bosler III	Director	April 29, 2019

* Dr. James W. Shaver	Director	April 29, 2019

* Michael C. Shealy	Director	April 29, 2019

* Wesley A. Dodd Jr.	Director	April 29, 2019

* Danny E. Cummins	Director	April 29, 2019

* Ronald H. Aldridge	Director	April 29, 2019

* Mark L. Schreier	Director	April 29, 2019

* Dwayne H. Tucker	Director	April 29, 2019

* Patrick L. Dees	Director, President & CEO & Chairman of the Board	April 29, 2019

* Denise M. McCauley	Director, Executive Vice President, Chief Operating Officer	April 29, 2019

* Matthew E. Ellis	Director, Executive Vice President, Secretary & General Counsel	April 29, 2019

/s/ Robert T. Maher Robert T. Maher	Director, Executive Vice President, Chief Financial Officer	April 29, 2019

*By:	/s/ Robert T. Maher
Robert T. Maher
Pursuant to Powers of Attorney

Signature	Title	Date

* Annette M. Devine	Vice President, Accounting Services	April 29, 2019

EXHIBIT INDEX

No.	Exhibit

(10)	Filed herewith